                    INFORMATION TECHNOLOGY SERVICES AGREEMENT


                                     between


                            EMW ENERGY SERVICES CORP.


                                       and


                   INTERNATIONAL BUSINESS MACHINES CORPORATION




                               Dated May 12, 2000











*** Confidential treatment has been requested for the portions of this agreement marked by asterisks. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

                                                  TABLE OF CONTENTS



                                                                                                            Page
ARTICLE 1    DEFINITIONS AND CONSTRUCTION....................................................................1
    1.01     DEFINITIONS.....................................................................................1
    1.02     INCORPORATION AND REFERENCES...................................................................10
    1.03     HEADINGS.......................................................................................11
    1.04     INTERPRETATION OF DOCUMENTS....................................................................11

ARTICLE 2    TERM...........................................................................................11
    2.01     INITIAL TERM...................................................................................11
    2.02     RENEWAL AND EXTENSION..........................................................................11

ARTICLE 3    SERVICES, ETC..................................................................................11
    3.01     DESIGNATED SERVICES............................................................................11
    3.02     IMPROVED TECHNOLOGY............................................................................12
    3.03     GOVERNMENTAL APPROVALS.........................................................................12
    3.04     EXCLUSIVITY, INSOURCING AND RESOURCING.........................................................12
    3.06     REPORTS........................................................................................13

ARTICLE 4    SI SERVICES AND START-UP SERVICES..............................................................13
    4.01     START-UP SERVICES..............................................................................13
    4.02     FULL FUNCTIONAL SERVICES.......................................................................14
    4.03     SI SERVICES, GENERALLY.........................................................................15
    4.04     STEADY STATE SERVICES..........................................................................15

ARTICLE 5    NEW SERVICES...................................................................................15
    5.01     NEW SERVICES...................................................................................15
    5.02     THIRD PARTY SERVICES...........................................................................16

ARTICLE 6    EMW RESPONSIBILITIES...........................................................................16
    6.01     EMW CONTRACT EXECUTIVE.........................................................................16
    6.02     USE OF EMW FACILITIES..........................................................................16

ARTICLE 7    SERVICE LEVELS.................................................................................17
    7.01     DESIGNATED SERVICE LEVELS......................................................................17
    7.02     NEW SERVICE LEVELS.............................................................................17
    7.03     ADJUSTMENT OF SERVICE LEVELS...................................................................17
    7.04     ROOT-CAUSE ANALYSIS............................................................................17
    7.05     MEASUREMENT AND MONITORING TOOLS...............................................................18
    7.08     SERVICE LEVEL CREDITS AND SERVICE LEVEL INCENTIVES.............................................18


IBM Confidential                                May 12, 2000                                                 i
                                                 Agreement


ARTICLE 8    EMW SATISFACTION AND BENCHMARKING..............................................................13
    8.01     INITIAL CUSTOMER SATISFACTION SURVEY...........................................................13
    8.02     CUSTOMER SATISFACTION SURVEY...................................................................13
    8.03     BENCHMARKING OVERVIEW..........................................................................19
    8.04     BENCHMARKING PROCESS...........................................................................19
    8.05     BENCHMARK RESULTS REVIEW PERIOD AND ADJUSTMENTS................................................20

ARTICLE 9    SERVICE LOCATIONS..............................................................................20
    9.01     SERVICE LOCATIONS..............................................................................20
    9.02     SAFETY AND SECURITY PROCEDURES.................................................................21
    9.03     DATA SECURITY..................................................................................21
    9.04     SECURITY RELATING TO COMPETITORS...............................................................21

ARTICLE 10   IBM STAFF......................................................................................21
    10.01    IBM CONTRACT EXECUTIVE.........................................................................21
    10.02    KEY PERSONNEL..................................................................................21
    10.03    PROJECT STAFF..................................................................................22
    10.04    SUBCONTRACTORS.................................................................................22
    10.05    CONDUCT OF IBM PERSONNEL.......................................................................23
    10.06    NON-COMPETITION................................................................................23

ARTICLE 11   MANAGEMENT AND CONTROL.........................................................................23
    11.01    CHANGE CONTROL PROCEDURES......................................................................23
    11.02    PROCEDURES MANUAL..............................................................................24
    11.03    CHANGE CONTROL PROCEDURES......................................................................24

ARTICLE 12   PROPRIETARY RIGHTS.............................................................................24
    12.01    IBM SOFTWARE, TOOLS AND APIS...................................................................24
    12.02    DEVELOPED DATA.................................................................................26

ARTICLE 13   DATA...........................................................................................26
    13.01    OWNERSHIP OF EMW DATA..........................................................................26
    13.03    RETURN OF DATA.................................................................................26

ARTICLE 14   CONSENTS.......................................................................................27

ARTICLE 15   CONTINUED PROVISION OF SERVICES................................................................27
    15.01    BACKUP AND REDUNDANCY PLAN.....................................................................27
    15.02    FORCE MAJEURE..................................................................................27
    15.03    ALTERNATE SOURCE...............................................................................27
    15.04    ALLOCATION OF RESOURCES........................................................................28

ARTICLE 16   PAYMENTS AND INVOICING.........................................................................28
    16.01    DESIGNATED FEES................................................................................28
    16.02    INVOICES FOR CERTAIN DESIGNATED FEES...........................................................28
    16.04    TIME OF PAYMENT................................................................................28

IBM Confidential                                May 12, 2000                                     Page ii of 52
EMW Confidential                                 Agreement


    16.05    DETAILED INVOICES..............................................................................28
    16.06    FEE DISPUTE....................................................................................28
    16.07    ADJUSTMENTS TO FEES............................................................................29
    16.08    EXPENSES.......................................................................................29
    16.09    CRITICAL MILESTONES............................................................................29
    16.10    PAYMENTS BY IBM................................................................................30

ARTICLE 17   TAXES..........................................................................................30

ARTICLE 18   AUDITS.........................................................................................31
    18.01    AUDIT RIGHTS...................................................................................31
    18.02    RECORD RETENTION...............................................................................32

ARTICLE 19   CONFIDENTIALITY................................................................................32
    19.01    GENERAL OBLIGATIONS............................................................................32
    19.02    EXCLUSIONS.....................................................................................33
    19.03    RESIDUAL INFORMATION...........................................................................33
    19.04    UNAUTHORIZED ACTS..............................................................................34

ARTICLE 20   REPRESENTATIONS AND WARRANTIES.................................................................34
    20.01    BY EMW.........................................................................................34
    20.02    BY IBM.........................................................................................35
    20.03    DISCLAIMER.....................................................................................36

ARTICLE 21   ADDITIONAL COVENANTS...........................................................................36
    21.01    BY EMW.........................................................................................36
    21.02    BY IBM.........................................................................................36

ARTICLE 22   DISPUTE RESOLUTION.............................................................................38
    22.01    OVERVIEW.......................................................................................38
    22.02    CONTINUITY OF PERFORMANCE......................................................................39
    22.03    EXPEDITED DISPUTE RESOLUTION...................................................................39

ARTICLE 23   TERMINATION....................................................................................39
    23.01    TERMINATION FOR CONVENIENCE....................................................................39
    23.02    TERMINATION FOR CHANGE IN CONTROL OF IBM.......................................................39
    23.03    TERMINATION FOR CAUSE..........................................................................39
    23.04    TERMINATION FOR FAILURE TO PROVIDE SERVICES....................................................40
    23.05    OTHER TERMINATIONS.............................................................................40

ARTICLE 24   TERMINATION FEES...............................................................................40
    24.01    CALCULATION OF TERMINATION FEES................................................................40
    24.02    PARTIAL TERMINATION FEE ADJUSTMENT.............................................................40
    24.03    TERMINATION FEES...............................................................................40

IBM Confidential                                May 12, 2000                                    Page iii of 52
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

ARTICLE 25   TERMINATION ASSISTANCE.........................................................................40
    25.01    TERMINATION ASSISTANCE SERVICES................................................................40
    25.02    EXIT RIGHTS....................................................................................41

ARTICLE 26   INDEMNITIES....................................................................................42
    26.01    INDEMNITY BY EMW...............................................................................42
    26.02    INDEMNITY BY IBM...............................................................................43
    26.03    INDEMNIFICATION PROCEDURES.....................................................................43

ARTICLE 27   DAMAGES........................................................................................44
    27.01    DIRECT DAMAGES.................................................................................44
    27.02    CONSEQUENTIAL DAMAGES..........................................................................45
    27.03    EXCLUSIONS.....................................................................................45
    27.04    INJUNCTIVE RELIEF..............................................................................45

ARTICLE 28   INSURANCE......................................................................................46
    28.01    INSURANCE......................................................................................46
    28.02    INSURANCE DOCUMENTATION........................................................................46
    28.03    RISK OF LOSS...................................................................................46

ARTICLE 29   MISCELLANEOUS PROVISIONS.......................................................................46
    29.01    ASSIGNMENT.....................................................................................46
    29.02    NOTICES........................................................................................47
    29.03    COUNTERPARTS...................................................................................49
    29.04    RELATIONSHIP...................................................................................49
    29.05    CONSENTS, APPROVALS AND REQUESTS...............................................................49
    29.06    SEVERABILITY...................................................................................49
    29.07    WAIVERS........................................................................................49
    29.08    REMEDIES CUMULATIVE............................................................................49
    29.09    ENTIRE AGREEMENT...............................................................................49
    29.10    AMENDMENTS.....................................................................................49
    29.11    SURVIVAL.......................................................................................49
    29.12    THIRD PARTY BENEFICIARIES......................................................................50
    29.13    GOVERNING LAW..................................................................................50
    29.14    SOLE AND EXCLUSIVE VENUE.......................................................................50
    29.15    COVENANT OF FURTHER ASSURANCES.................................................................50
    29.16    NEGOTIATED TERMS...............................................................................50
    29.17    EXPORT.........................................................................................51
    29.18    CONFLICT OF INTEREST...........................................................................51
    29.19    PUBLICITY......................................................................................51

IBM Confidential                                May 12, 2000                                     Page iv of 52
EMW Confidential                                 Agreement



                                             TABLE OF EXHIBITS

Exhibit 1    Statement of Work
Exhibit 2    Specified Software and License Terms
Exhibit 3    Designated IBM Service Locations
Exhibit 4    Fees, CPI Adjustments and Termination Fees
Exhibit 5    Service Levels
Exhibit 6    Operational Planning Process
Exhibit 7    IBM Key Personnel
Exhibit 8    Change Control Procedures





























IBM Confidential                                May 12, 2000                                      Page v of 52
EMW Confidential                                 Agreement


                  This INFORMATION TECHNOLOGY SERVICES AGREEMENT, dated May 12, 2000, is between EMW ENERGY SERVICES CORP. ("EMW") and INTERNATIONAL BUSINESS MACHINES CORPORATION ("IBM").

                              W I T N E S S E T H:

                  WHEREAS, EMW and IBM have entered into Letter Agreements dated February 25, 2000 and April 13, 2000 (the "INTERIM AGREEMENTS") setting forth the preliminary terms and conditions applicable to the system to be developed by IBM for customer acquisition, customer care, customer management and revenue management services with respect to EMW's current or prospective residential or small commercial retail energy consumers;

                  WHEREAS, EMW and IBM have engaged in extensive negotiations and discussions that have culminated in the formation of the definitive relationship described in this Agreement; and

                  WHEREAS, IBM desires to provide to EMW, and EMW desires to obtain from IBM, the services described in this Agreement on the terms and conditions set forth in this Agreement.

                  NOW, THEREFORE, for and in consideration of the agreements set forth below, EMW and IBM agree as follows:

ARTICLE 1         DEFINITIONS AND CONSTRUCTION

                  1.01 DEFINITIONS. The following defined terms used in this Agreement shall have the meanings specified below:

                  "ACQUIRED CUSTOMER" shall have the meaning set forth in
         SECTION 3.05.

                  "ADDITIONAL DESIGNATED IBM SERVICE LOCATION(S)" shall mean any location other than a Designated IBM Service Location from which IBM or IBM Agents provide the Services.

                  "AGREEMENT" shall mean this Information Technology Services Agreement by and between EMW and IBM, as amended by the Parties from time to time.

                  "API" shall mean Application Program Interfaces.

                  "AUDIT" shall have the meaning set forth in SECTION 18.01.

                  "BENCHMARK PROCESS" means the objective measurement and comparison process (using baselines and industry standards) consistent with this Agreement and mutually agreed upon by EMW and IBM.


IBM Confidential                    May 12, 2000                    Page 1 of 52
EMW Confidential                     Agreement

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                  "BENCHMARK RESULTS" means the Benchmarker's written report of the results of the Benchmark Process, including any appropriate supporting documentation.

                  "BENCHMARK REVIEW PERIOD" means the 30 day period following EMW's and IBM's receipt of the Benchmark Results during which EMW and IBM will review such Benchmark Results.

                  "BENCHMARKER" means the firm or individual EMW and IBM jointly select to conduct the Benchmark Process as set forth in SECTION 8.03.

                  "CHANGE(S)" shall mean any change to the Services, the Software used to provide the Services or the Machines used to provide the Services that would have a material adverse effect on EMW's business operations or the cost to EMW of the Services.

                  "CHANGE CONTROL PROCEDURES" shall mean the procedures set forth in EXHIBIT 8.

                  "CHANGE IN CONTROL" shall mean the (1) consolidation or merger of a Party with or into any entity, (2) sale, transfer or other disposition of all or substantially all of the assets of a Party or (3) acquisition by any entity, or group of entities acting in concert, of beneficial ownership of 50 percent or more of the outstanding voting securities of a Party, or (4) sale, transfer or other disposition of all or substantially all of the assets of IBM Global Services; provided however, that a Change in Control shall not include transactions with affiliates.

                  "COMMENCEMENT DATE" shall mean the date the day after the completion of the Start-up Services.

                  "COMPARATORS" shall have the meaning set forth in SECTION
         8.04.

                  "CONFIDENTIALITY AGREEMENT" shall mean (1) any valid and binding written confidentiality or non-disclosure agreement or (2) other agreement containing valid and binding provisions regarding confidentiality.

                  "CONFIDENTIAL INFORMATION" shall mean (1) the terms of this Agreement and (2) information provided by the Discloser to the Recipient that:

              a.  is marked confidential;

              b. if disclosed orally or not marked confidential, is identified prior to disclosure as Confidential Information or is confirmed as Confidential Information in a signed writing promptly thereafter; or

              c. contains the Discloser's customer lists, customer information, account information, pricing, information regarding business planning and business operations, and administrative, financial, or marketing activities, whether disclosed orally or in writing; provided the Discloser treats such information as confidential.


IBM Confidential                    May 12, 2000                    Page 2 of 52
EMW Confidential                     Agreement

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                  "CONSENTS" shall mean all licenses, consents, authorizations and approvals that are necessary to allow IBM and IBM Agents to (1) use any IBM Software and Tools, (2) use any assets owned or leased by IBM,
         (3) use any third party services retained by IBM to provide the Services during the Term and the Termination Assistance Period, (4) transfer to EMW the IBM Third Party Software after the expiration or termination of this Agreement, or (5) assign to EMW the rights IBM and or IBM Agents assign to EMW pursuant to this Agreement.

                  "CONTRACT EXECUTIVES" shall mean the IBM Contract Executive and the EMW Contract Executive.

                  "CONTRACT YEAR" shall mean each 12-month period commencing, in the case of the first Contract Year, on the Effective Date and thereafter upon the completion of the immediately preceding Contract Year.

                  "CRITICAL SERVICES" shall have the meaning set forth in
         Exhibit 5.

                  "CUSTOMER SATISFACTION SURVEY" shall have the meaning set forth in SECTION 8.02.

                  "DATA SAFEGUARDS" shall have the meaning set forth in SECTION 9.03.

                  "DEFAULT CURE PERIOD" shall have the meaning set forth in
         SECTION 23.03.

                  "DEFAULT NOTICE" shall have the meaning set forth in SECTION 23.03.

                  "DEFENSE" shall have the meaning set forth in SECTION 26.03.

                  "DESIGNATED FEES" shall mean the the SI Services Fees and the Steady State Fees set forth in EXHIBIT 4.

                  "DESIGNATED SERVICE LEVELS" shall mean the service levels and standards for the performance of the Designated Services as described in EXHIBIT 5.

                  "DESIGNATED IBM SERVICE LOCATION(S)" shall mean the IBM service locations set forth in EXHIBIT 3.

                  "DESIGNATED SERVICES" shall have the meaning set forth in
         SECTION 3.01.

                  "DEVELOPED DATA" shall mean the following "outputs" produced by the Services:

-------------------------------------- -----------------------------------------
CATEGORY                               "OUTPUTS"
-------------------------------------- -----------------------------------------
Revenue Management                     Customer Data

                                       Fulfillment Data; Usage History and
                                       Clearinghouse Data
-------------------------------------- -----------------------------------------


IBM Confidential                    May 12, 2000                    Page 3 of 52
EMW Confidential                     Agreement

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-------------------------------------- -----------------------------------------
Customer Acquisition / Care            Scripts; Enrollment Data; Service Level
                                       Data and Customer Satisfaction Data
-------------------------------------- -----------------------------------------
Business Intelligence                  Marketing Data; Product Sales Data;
                                       Campaign Data and Data Analysis
-------------------------------------- -----------------------------------------
Knowledge Management                   Automated Response Data, FAQs and Data
                                       Analysis
-------------------------------------- -----------------------------------------
Revenue Management and Customer        All data in master customer database
Acquisition / Care
-------------------------------------- -----------------------------------------

Defined terms used in this definition of "Developed Data" shall have the meanings specified below:

"Customer Data" shall mean data relating to account, premise, services provided, rate plan and billing information at the customer level.

"Fulfillment Data" shall mean data relating to the linkage with the fulfillment provider for non-commodity products and the linkage with the commodity distribution partners.

"Usage History Data" shall mean data relating to tracking usage by period to support usage trending and forecasting, which provides the basis for rebilling and high bill analysis.

"Clearinghouse Data" shall mean data relating to the linkage with market participants, including the status of service enrollment, turn on / turn off, and revenue settlement.

"Scripts" shall mean the customer service representative customer contact scripts.

"Enrollment Data" shall mean the data relating to and establishing the customer relationship, including marketing channel, campaign information and product and/or service information.

"Service Level Data" shall mean the data relating to measurements of Service Level performance, including call arrival rates, call patterning and pickup rate information.

"Customer Satisfaction Data" shall mean the data relating to and/or comprised of various forms of surveys and feedback loops to measure customer satisfaction.


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EMW Confidential                     Agreement

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"Marketing Data" shall mean the data relating to and/or comprised of target market information, segmentation and response measurement for market analysis.

"Product Sales Data" shall mean data relating to what products and services are being sold and who is buying them.

"Campaign Data" shall mean data relating to campaigns, media, and other measurements to analysis campaign effectiveness.

"Automated Response Data" shall mean data relating to and/or comprised of e-mail questions and inquiries received from customers and potential customers.

"FAQ" shall mean data relating to and/or comprised of questions submitted via the internet by EMW's customers and the corresponding answers provided by EMW.

"Data Analysis" shall mean data which is the combination of all of the information warehouse data to create the central data mart.

--------------------------------------------------------------------------------


                  "DISCLOSER" shall mean any party that discloses Confidential Information.

                  "DISPUTE RESOLUTION PROCESS" shall have the meaning set forth in SECTION 22.01.

                  "EFFECTIVE DATE" shall mean May 12, 2000.

                  "EMW THIRD PARTY PRODUCTS" shall have the meaning set forth
         SECTION 21.01.

                  "EMW AGENTS" shall mean the agents, contractors, subcontractors and representatives of EMW, other than IBM and IBM Agents.

                  "EMW COMPETITOR" shall mean any entity that is, or that the applicable IBM employee(s) has knowledge intends to become, an unregulated energy service provider of electricity and natural gas to residential and small commercial customers in the domestic United States. For purposes of the foregoing, "applicable IBM employee(s)" means (a) for purposes of SECTION 4.03, the IBM employee(s) referring to or accessing or controlling the ability of others to refer to or access, the applicable written information, files or documentation described therein and (b) for purposes of Section 10.06, the IBM Key Personnel, the members of the Project Staff described in Section 10.06(2) and the IBM employees responsible for assigning such Key Personnel and members of the Project Staff.

                  "EMW CONTRACT EXECUTIVE" shall have the meaning set forth in
         SECTION 6.01.


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                  "EMW DATA" shall mean all Developed Data and all data (1)
         submitted to IBM or IBM Agents by or on behalf of EMW or (2) obtained, or produced by IBM or IBM Agents in performance of the Services (excluding IBM Data to the extent contained therein), including, with respect to (1) and (2) above, data relating to EMW's: customers, employees, technology, operations, facilities, consumer markets, products, capacities, systems, procedures, security practices, research, development, business affairs and finances, ideas, concepts, innovations, inventions, designs, business methodologies, improvements, trade secrets, copyrightable subject matter, patents and other intellectual property and proprietary information.

                  "END DATE" shall have the meaning set forth in the definition of Termination Assistance Period.

                  "END-USERS" shall mean users of the Services, as specified by EMW.

                  "ENERGY CONSUMERS" shall have the meaning set forth in SECTION 7.06.

                  "EXTENSION PERIOD" shall have the meaning set forth in SECTION 2.02.

                  "FEES" shall mean the Designated Fees, all fees in connection with New Services, and any other amounts specified as payable by EMW to IBM pursuant to this Agreement.

                  "FIXED FEES" shall have the meaning set forth in EXHIBIT 4.

                  "FORCE MAJEURE EVENT" shall have the meaning set forth in
         SECTION 15.02.

                  "FULL FUNCTIONAL SCHEDULE" shall mean the schedule for the implementation of the Full Functional Services, as agreed by the Parties prior to the commencement of the Steady State Services.

                  "FULL FUNCTIONAL SERVICES" shall have the meaning set forth in
         EXHIBIT 1.A.

                  "GOVERNMENTAL APPROVAL(S)" shall mean any license, consent, permit, approval or authorization of any person or entity, or any notice to any person or entity, the granting of which is required by applicable law, rule or regulation, including Regulatory Requirements, for the consummation of the transactions contemplated by this Agreement.

                  "IBM AGENTS" shall mean the agents, contractors, subcontractors and representatives of IBM.

                  "IBM DATA" shall mean all data submitted to EMW or EMW Agents by or on behalf of IBM under this Agreement and relating to IBM's: customers, employees, technology, operations, facilities, consumer markets, products, capabilities, systems, procedures, security practices, research, development, business affairs and finances, ideas, concepts, innovations, inventions, designs, business methodologies, improvements, trade secrets, copyrightable subject matter, patents and other intellectual property and proprietary information.


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                  "IBM CONTRACT EXECUTIVE" shall have the meaning set forth in
         SECTION 10.01.

                  "IBM KEY PERSONNEL" shall mean the IBM Contract Executive and such other individuals specified in EXHIBIT 7, collectively, and their replacements.

                  "IBM MACHINES" shall mean those Machines leased or owned by IBM and IBM Agents that are used by IBM and IBM Agents to provide the Services.

                  "IBM PROPRIETARY SOFTWARE" shall mean the Software owned or developed by or on behalf of IBM that is used in connection with the Services.

                  "IBM PROPRIETARY TOOLS" shall mean the Tools owned or developed by or on behalf of IBM that is used in connection with the Services.

                  "IBM SERVICE LOCATION" shall mean, collectively, the Designated IBM Service Locations and the Additional Designated IBM Service Locations.

                  "IBM SOFTWARE" shall mean the IBM Proprietary Software and the IBM Third Party Software, collectively.

                  "IBM THIRD PARTY SOFTWARE" shall mean the Software licensed or leased by IBM from a third party that is used in connection with the Services.

                  "IBM THIRD PARTY TOOLS" shall mean the Tools licensed or leased by IBM from a third party that is used in connection with the Services.

                  "IBM TOOLS" shall mean the IBM Proprietary Tools and the IBM Third Party Tools, collectively.

                  "IMPROVED TECHNOLOGY" shall mean any new developments in Software and Machines that could reasonably be expected to have an impact on EMW's business, to the extent known and made available within or by IBM.

                  "INITIAL AGREEMENT EXPIRATION DATE" shall mean May 11, 2010.

                  "INITIAL CUSTOMER SATISFACTION SURVEY" shall have the meaning set forth in SECTION 8.01.

                  "INITIAL TERM" shall have the meaning set forth in SECTION
         2.01.

                  "INTERIM AGREEMENTS" shall have the meaning set forth in the first recital.

                  "LOSSES" shall mean any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable expenses of litigation or other proceedings or of any claim, default or assessment).


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                  "MACHINES" shall mean computers and related equipment,
         including central processing units and other processors, controllers, modems, communications and telecommunications equipment (voice, and data), cables, storage devices, printers, terminals, other peripherals and input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

                  "NEW SERVICE(S)" shall mean any service that is outside the scope of the Designated Services.

                  "NEW SERVICE LEVEL(S)" shall mean any service level established by IBM and EMW in connection with a New Service, which upon establishment by the Parties shall be deemed incorporated into EXHIBIT 5.

                  "NONPERFORMING PARTY" shall have the meaning set forth in
         SECTION 15.02.

                  "PARTIES" shall mean EMW and IBM, collectively.

                  "PARTY" shall mean either EMW or IBM, as the case may be.

                  "PASS-THROUGH EXPENSES" shall mean the expenses payable by EMW pursuant to SECTION 16.08, as more fully described in EXHIBIT 4.

                  "PROCEDURES MANUAL" shall have the meaning set forth in
         SECTION 11.02.

                  "PROJECT STAFF" shall mean the IBM personnel and subcontractors who provide the Services in accordance with this Agreement.

                  "RECIPIENT" shall mean any Party which receives or otherwise becomes aware of Confidential Information.

                  "REGULATORY REQUIREMENTS" shall mean the laws, rules and regulations on a Federal, state and local level to which either party is required to submit or voluntarily submits from time to time.

                  "RELATED DOCUMENTATION" shall mean, with respect to Software and Tools, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software or Tools, as applicable.

                  "RESIDUAL INFORMATION" shall have the meaning set forth in
         SECTION 19.03.

                  "SAFETY AND SECURITY PROCEDURES" shall mean IBM's safety and security procedures, as the same may be modified by IBM from time to time.

                  "SERVICES" shall mean the Designated Services and the New Services, collectively.


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EMW Confidential                     Agreement

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                  "SERVICE CATEGORY" shall mean the Designated Services provided in respect of the following two categories: (a) customer acquisition/customer care, and (b) revenue management, all as further described in EXHIBIT 1.

                  "SERVICE LEVELS" shall mean the Designated Service Levels and the New Service Levels, collectively.

                  "SERVICE LEVEL CREDITS" shall mean the service level credits set forth in EXHIBIT 5.

                  "SOFTWARE" shall mean the object code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed, together with all corrections, improvements, updates and releases thereof.

                  "SI SERVICES FEES" shall have the meaning set forth in EXHIBIT 4.

                  "SI SERVICES" shall mean, collectively, the Start-up Services and the Full Functional Services.

                  "START-UP SCHEDULE" shall mean the schedule for implementation of Start-up Services, as set forth in EXHIBIT 1.A.

                  "START-UP SERVICES" shall have the meaning set forth in
         EXHIBIT 1.A.

                  "STEADY STATE FEES" shall mean, collectively, the Fixed Fees and the Variable Fees.

                  "STEADY STATE SCHEDULE" shall mean the schedule for the implementation of the Steady State Services, as agreed by the parties prior to the commencement of such Services.

                  "STEADY STATE SERVICES" shall have the meaning set forth in
         EXHIBIT 1.B.

                  "TERM" shall mean the Initial Term and any renewal or extension of the Initial Term in accordance with this Agreement.

                  "TERMINATION ASSISTANCE PERIOD" shall mean a period of time designated by EMW, during which IBM shall provide the Termination Assistance Services in accordance with this Agreement, commencing upon the earlier of the date (1) of which EMW notifies IBM, following the date on which either Party has provided the other Party with a notice of termination in accordance with this Agreement and (2) six months prior to the expiration or termination of this Agreement (the "TERMINATION NOTICE DATE") and continuing for up to six months after the expiration or termination of this Agreement (the "END DATE"); provided, however, that upon 90 days notice to IBM prior to the End Date, EMW may (a) extend such End Date for up to six months or (b) change such End Date to an earlier date.

                  "TERMINATION ASSISTANCE SERVICES" shall mean (1) the Services (and any replacements thereof or substitutions therefor), to the extent EMW requests such Services


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         during the Termination Assistance Period; (2) IBM's cooperation with
         EMW or another service provider designated by EMW in the transfer of the Services to EMW or such other service provider in order to facilitate the transfer of the Services to EMW or such other service provider, including capacity planning, consulting services, facilities planning, telecommunications planning, Software configuration, reviewing all system Software with EMW or such other service provider, uploading production databases, providing parallel processing testing and providing Machines, where practicable.

                  "TERMINATION FEES" shall have the meaning set forth in SECTION 24.01.

                  "TERMINATION NOTICE DATE" shall have the meaning set forth in the definition of Termination Assistance Period.

                  "TOOLS" shall mean any Software development and performance testing tools, know-how, methodologies, processes, technologies or algorithms and Related Documentation used by IBM in providing the Services.

                  "TRIGGER EVENT" shall mean EMW's determination that there has been a material change in EMW's business (including, E.G., divestitures or acquisitions).

                  "USE" shall mean the right to access, execute, display, and configure, but with respect to IBM Third Party Software only to the extent permitted by the applicable IBM Third Party Software license.

                  "VARIABLE FEES" shall have the meaning set forth in EXHIBIT 4.

                  "WORK PRODUCT" shall mean any literary works created under this Agreement, including manuals, training materials and documentation, but excluding Software.

                  1.02 INCORPORATION AND REFERENCES. In this Agreement and the Exhibits to this Agreement:

                  (1) the Exhibits to this Agreement are hereby incorporated into and deemed part of this Agreement and all references to this Agreement shall include the Exhibits to this Agreement;

                  (2) references to an Exhibit, Section or Article shall be to such Exhibit to, or Section or Article of, this Agreement unless otherwise provided;

                  (3) references to any Law shall mean references to such Law in changed or supplemented form or to a newly adopted Law replacing a previous Law; and

                  (4) references to and mentions of the word "including" or the phrase "E.G." shall mean "including, without limitation."

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                  1.03     HEADINGS. The Article and Section headings, Table
of Contents and Table of Exhibits are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

                  1.04 INTERPRETATION OF DOCUMENTS. Except as otherwise expressly set forth in the body of this Agreement or in any of the Exhibits, in the event of a conflict between the provisions in the body of the this Agreement and the Exhibits, the provisions in the body of this Agreement shall prevail.

ARTICLE 2         TERM.

                  2.01 INITIAL TERM. The initial term of this Agreement shall commence on the Effective Date and continue until 24:00 (Central Daylight Time) on the last day of the Initial Agreement Expiration Date, or such earlier date upon which this Agreement may be terminated in accordance with its terms (the "INITIAL TERM").

                  2.02 RENEWAL AND EXTENSION. Unless this Agreement is terminated earlier in accordance with its terms, each Party shall notify the other at least 12 months prior to the Initial Agreement Expiration Date as to whether such Party desires to renew this Agreement. If EMW fails to provide IBM with any notice or provides IBM with notice that it does not desire to renew this Agreement, this Agreement shall expire on the Initial Agreement Expiration Date. If EMW provides IBM with notice that it desires to renew this Agreement and the Parties have not agreed on the terms and conditions applicable to the renewal of this Agreement three months prior to the Initial Agreement Expiration Date, then EMW shall have the option to extend the term of this Agreement, and upon EMW's exercise of such option this Agreement shall be so extended for a period of up to six months from the Initial Agreement Expiration Date (the "EXTENSION PERIOD") at the charges, terms and conditions in effect as of the Initial Agreement Expiration Date. If during the Extension Period the Parties are unable to reach agreement on the terms and conditions applicable to the renewal of this Agreement, this Agreement shall expire at the end of the Extension Period.

ARTICLE 3         SERVICES, ETC.

                  3.01 DESIGNATED SERVICES. Commencing as of the Effective Date and continuing throughout the Term and the Termination Assistance Period, IBM shall be responsible for providing to EMW:

                  (1) the Start-up Services, the Steady State Services and the Full Functional Services; and

                  (2) any services, functions or responsibilities not specifically described in this Agreement, but which are inherent subtasks required for the proper performance and delivery of the services described in clause (1) of this Section and not otherwise specifically excluded or identified in this Agreement as a EMW responsibility (clauses (1) and (2) of this Section, collectively, the "DESIGNATED SERVICES").

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Subject to Section 3.04, IBM shall increase or decrease the amount of the
Services according to EMW's business volumes and in accordance with this Agreement. The Parties agree that all services provided by IBM to EMW under the Interim Agreements shall for all purposes be considered Designated Services provided under this Agreement. The Parties shall act in accordance with Exhibit 6 with regard to forecasting and planning for Steady State Services.

                  3.02 IMPROVED TECHNOLOGY. In providing technology and the Services to EMW, IBM shall (1) jointly with a EMW's designee and in accordance with the Procedures Manual, identify the least cost/highest benefit methods to implement technology changes and proven methodologies and, upon EMW's approval, implement technology changes and proven methodologies, (2) at EMW's request, inform EMW about the Improved Technology for EMW's evaluation in connection with the Services and (3) at EMW's request, meet with EMW once during every 60 day period in accordance with the Procedures Manual to inform EMW of any new technology relating to the Services which IBM is developing or of which IBM is otherwise aware that could reasonably be expected to have an impact on EMW's business.

                  3.03 GOVERNMENTAL APPROVALS Each Party shall obtain and maintain all respective Governmental Approvals necessary to fulfill its obligations under this Agreement. Upon either Party's request, the other Party shall cooperate in obtaining any such Governmental Approvals to the extent reasonably possible.

                  3.04     EXCLUSIVITY, INSOURCING AND RESOURCING

                  (1) During the Initial Term, IBM shall be the exclusive provider of (a) the SI Services and (b) the Steady State Services (excluding outbound customer acquisition services) with respect to all goods and services EMW provides to residential and small commercial customers.

                  (2) IBM and EMW agree that if a third party provider of goods or services to EMW requires that certain Steady State Services that would otherwise be exclusive to IBM under this Section be handled by or through a firm other than IBM, IBM and EMW shall discuss such provider's requirements. If, after EMW uses reasonable efforts to have such provider waive or remove such requirements, such provider refuses to do so on commercially reasonable grounds, IBM shall waive the exclusivity obligations set forth herein, but only to the extent necessary to accommodate the requirements of such provider. If such a waiver is granted, EMW and IBM agree that they shall enter into good faith negotiations to address financial shortfalls to IBM under this Agreement, if any, to the extent caused by such provider's requirements; provided, however, if IBM has received cumulative Steady State Fees from EMW in the minimum amounts calculated as set forth below (each, a "Revenue Minimum") by the dates determined as set forth below (each, a "Minimum Revenue Date"), then during the calendar quarter after the applicable Minimum Revenue Date IBM shall not be entitled to recover any financial shortfalls as a result of any agreements entered into with a third party provider as to which a waiver has previously been given by IBM.

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

                      ----------------------------------------------------------------------------------------------
                      REVENUE MINIMUM                                      MINIMUM REVENUE DATE

                      (millions)
                      ----------------------------------------------------------------------------------------------
                      ***                                                  October 1, 2001
                      ----------------------------------------------------------------------------------------------
                      An amount equal to the total of the preceding        The first day of each succeeding
                      Revenue Minimum amounts plus ***                     calendar quarter
                      ----------------------------------------------------------------------------------------------


                  (3) IBM's exclusivity under Section 3.04(1) shall terminate at such time as IBM shall have received $1.5 billion in cumulative revenue from EMW for the provision of the Services. At such time, and upon at least 60 days' notice to IBM, EMW may insource or obtain from a third party all, or any portion, of the Services. In the event EMW insources or obtains from a third party all, or any portion, of the Services, IBM shall cooperate in good faith with EMW and any such third party, to the extent reasonably required by EMW.

                  3.05 ACQUISITIONS. Notwithstanding anything to the contrary contained in this Agreement, if EMW acquires any entity (whether by stock or assets), EMW shall not be obligated to obtain any Services from IBM in respect of such acquisition, provided however, that EMW shall in good faith use commercially reasonable efforts to obtain the Steady State Services referred to in SECTION 3.04 in respect of the residential and small commercial customers acquired in such acquisition (such customers being referred to as "ACQUIRED CUSTOMERS"). If EMW decides to obtain such Steady State Services for Acquired Customers, then (1) EMW shall provide IBM with the information that IBM requires in order to begin providing such Steady State Services to such Acquired Customers, (2) IBM shall notify EMW of all incremental costs that IBM will incur in order to be able to provide such Steady State Services in respect of such Acquired Customers (which incremental costs shall be reasonable), (3) upon EMW's agreement to pay such reasonable incremental costs, which shall not be unreasonably withheld, IBM shall promptly undertake to commence the provision of such Steady State Services, which shall thereafter be deemed "Designated Services" for all purposes of this Agreement.

                  3.06 REPORTS. In accordance with and at the times specified in EXHIBIT 1.B, IBM shall provide to EMW, in a form reasonably acceptable to EMW, the reports set forth in EXHIBIT 1.B. In addition, in accordance with the Procedures Manual the Parties shall determine what other reports are necessary or otherwise beneficial to EMW under this Agreement or in the operation of its business.


ARTICLE 4         SI SERVICES AND STEADY STATE SERVICES.

                  4.01     START-UP SERVICES.

                  (1) IBM shall perform all functions and services necessary to complete the Start-up Services as described in the Statement of Work on August 1, 2000. IBM shall designate an individual who shall be responsible for managing and implementing the Start-up Services. Until the completion of the Start-up

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                           Services, such individual shall review with the EMW
                           Contract Executive the status of the Start-up Services for which that individual is responsible as often as may be reasonably requested by the EMW Contract Executive.

                  (2) Upon notice from EMW that EMW desires IBM to extend the Start-up Schedule, or if the Start-up Schedule is extended as a result of delays caused by EMW or EMW Agents or as a result of EMW's Regulatory Requirements, IBM shall extend the Start-up Schedule for the applicable period of time and EMW shall pay IBM the Fees associated with extending the Start-up Schedule.

                  (3) In the event the Start-up Schedule is extended as a result of delays caused by IBM or IBM Agents, (a) EMW shall continue to pay the Designated Fees, subject to EMW's refund and credit rights in accordance with this Agreement and (b) IBM shall pay to EMW the amount of liquidated damages described in SECTION 16.09(1) for each day's extension of the Start-up Schedule.

                  (4) In the event either Party incurs costs in connection with the extension of the Start-up Schedule for which the other Party is responsible under this Agreement, the Party incurring the costs shall be obligated to use all commercially reasonable efforts to minimize such costs.

                  4.02     FULL FUNCTIONAL SERVICES.

                  (1) IBM shall perform all functions and services necessary to commence providing the Full Functional Services as described in the Statement of Work within 10 months after the completion of the Start-up Services. IBM shall designate an individual who shall be responsible for managing and implementing the Full Functional Services. Until the completion of the Full Functional Services, such individual shall review with the EMW Contract Executive the status of the Full Functional Services for which that individual is responsible as often as may be reasonably requested by the EMW Contract Executive.

                  (2) Upon notice from EMW that EMW desires IBM to extend the Full Functional Schedule, or if the Full Functional Schedule is extended as a result of delays caused by EMW or EMW Agents or as a result of EMW's Regulatory Requirements, IBM shall extend the Full Functional Schedule for the applicable period of time and EMW shall pay IBM the Fees associated with extending the Full Functional Schedule.

                  (3) In the event the Full Functional Schedule is extended as a result of delays caused by IBM or IBM Agents,
                           (a) EMW shall continue to pay the Designated Fees, subject to EMW's refund and credit rights in accordance with this Agreement and (b) IBM shall pay to EMW the amount of liquidated damages described in
                           SECTION 16.09(3) for each day's extension of the Full Functional Schedule.

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                  (4)      In the event either Party incurs costs in connection
                           with the extension of the Full Functional Schedule for which the other Party is responsible under this Agreement, the Party incurring the costs shall be obligated to use all commercially reasonable efforts to minimize such costs.

                  4.03     SI SERVICES, GENERALLY.

                  ***

                  4.04     STEADY STATE SERVICES.

                  (1) IBM shall perform all functions and services necessary to commence providing the Steady State Services as described in the Statement of Work on the Commencement Date. IBM shall designate an individual who shall be responsible for managing and implementing the Steady State Services. Until the commencement of the Steady State Services, such individual shall review with the EMW Contract Executive the status of the Steady State Services for which that individual is responsible as often as may be reasonably requested by the EMW Contract Executive.

                  (2) Upon notice from EMW that EMW desires IBM to extend the Steady State Schedule, or if the Steady State
                           Schedule is extended as a result of delays caused by EMW or EMW Agents or as a result of EMW's Regulatory Requirements, IBM shall extend the Steady State Schedule for the applicable period of time and EMW shall pay IBM the Fees associated with extending the Steady State Schedule.

                  (3) In the event the Steady State Schedule is extended as a result of delays caused by IBM or IBM Agents, (a) EMW shall continue to pay the Designated Fees, subject to EMW's refund and credit rights in accordance with this Agreement and (b) IBM shall pay to EMW the amount of liquidated damages described in
                           SECTION 16.09(2) for each day's extension of the Steady State Schedule.

                  (4) In the event either Party incurs costs in connection with the extension of the Steady State Schedule for which the other Party is responsible under this Agreement, the Party incurring the costs shall be obligated to use all commercially reasonable efforts to minimize such costs.


ARTICLE 5         NEW SERVICES.

                  5.01 NEW SERVICES. EMW may from time to time during the Term request that IBM perform a New Service. Upon receipt of such a request from EMW, IBM shall provide EMW with:

                  (1) a description of the work IBM anticipates performing in connection with such New Service;

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                  (2)      a schedule for commencing and, if applicable,
                           completing such New Service;

                  (3)      IBM's prospective charges for such New Service;

                  (4) when appropriate, a description of any new Software or Machines to be provided by IBM in connection with such New Service;

                  (5) when appropriate, the Software and Machines and run-time requirements necessary to develop and operate any new Software;

                  (6) when appropriate a description of the human resources necessary to develop and operate the product or provide the New Service;

                  (7) when appropriate, a list of any existing Software or Machines included in or to be used in connection with such New Service; and

                  (8) when appropriate, acceptance test criteria and procedures for any new Software or any products, packages or services.

                  IBM shall not begin performing any New Service until EMW has provided IBM with authorization to perform the New Service from the EMW Contract Executive. If EMW agrees to have IBM perform such New Services, IBM and EMW will prepare and sign an amendment to this Agreement for such New Services.

                  5.02 THIRD PARTY SERVICES. NOTWITHSTANDING ANY REQUEST MADE TO IBM BY EMW PURSUANT TO SECTION 5.01 OR ANY OTHER PROVISION IN THIS AGREEMENT, EMW SHALL HAVE THE RIGHT TO CONTRACT WITH A THIRD PARTY TO PERFORM ANY NEW SERVICE. UPON EMW'S REQUEST, IBM SHALL ASSIST EMW IN IDENTIFYING QUALIFIED THIRD PARTY SUPPLIERS TO PROVIDE NEW SERVICES. IN THE EVENT EMW CONTRACTS WITH A THIRD PARTY TO PERFORM ANY NEW SERVICE, IBM SHALL COOPERATE IN GOOD FAITH WITH EMW AND ANY SUCH THIRD PARTY, TO THE EXTENT REASONABLY REQUIRED BY EMW.

ARTICLE 6         EMW RESPONSIBILITIES.

                  6.01 EMW CONTRACT EXECUTIVE. Prior to or on the Effective Date, EMW shall appoint an individual (the "EMW CONTRACT EXECUTIVE") who shall serve as the primary EMW representative under this Agreement. The EMW Contract Executive shall have the responsibilities set forth in the Procedures Manual.

                  6.02     USE OF EMW FACILITIES.
                  (1) EMW will provide IBM, at no charge to IBM, with the use of space, equipment, and support at EMW's headquarters reasonably necessary for the IBM project office; provided that such IBM project office staff shall not exceed 10 people unless agreed to by the Parties. This use of space shall include all heat, light, power, air conditioning and other similar utilities,

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                           reasonable office space, furniture, secure storage
                           space, office supplies, telephone service, office support services (including security and janitorial), coordination of facility access security requirements, and administrative support. In addition, EMW will provide IBM with full and safe access to such facilities; and the same or similar access to EMW's workplace services, such as parking and cafeteria facilities, if any, as EMW provides to its employees and subcontractors.

                  (2) EMW will use reasonable efforts to provide the IBM Contract Executive, at no charge to IBM, with the same or similar private office space, if any, as EMW provides to its senior executives.

                  (3)      If EMW relocates its headquarters, EMW will:

                           a. provide IBM with space and support in the new location that is comparable to the space and support provided in the previous location;

                           b. reimburse IBM for any reasonable one time expenses incurred as a result of the relocation; and

                           c. if the relocation impacts IBM's ability to meet the Service Levels, relieve IBM from the affected Service Levels until the relocation is complete and the Service Levels are appropriately adjusted, if applicable.


ARTICLE 7         SERVICE LEVELS.

                  7.01 DESIGNATED SERVICE LEVELS. IBM shall perform the Designated Services in accordance with the Designated Service Levels. The Service Level Credits and the Earnback Credits referred to in SECTION 7.08 shall become effective in accordance with EXHIBIT 5.

                  7.02 NEW SERVICE LEVELS. IBM shall provide the New Services at least at the New Service Levels applicable to such New Services.

                  7.03     ADJUSTMENT OF SERVICE LEVELS. In accordance with
EXHIBIT 5, EMW shall be entitled to adjust or introduce new Designated Service Levels. The Parties shall develop a process, to be documented in the Procedures Manual, to (a) review and, if applicable, adjust the Service Levels and (b) determine, if applicable, any New Service Levels, in each case once each contract year and upon the occurrence of a Trigger Event.

                  7.04 ROOT-CAUSE ANALYSIS. Upon IBM's failure to provide the Services in accordance with the applicable Service Levels, IBM shall, as soon as reasonably practicable and unless otherwise agreed to by EMW, (1) perform a root-cause analysis to identify the cause of such failure, (2) provide EMW with a report detailing the cause of, and procedure for correcting, such failure as applicable and (3) implement such procedure where the cause is within IBM's responsibility and control.

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                  7.05     MEASUREMENT AND MONITORING TOOLS. The parties shall
develop and document a relevant set of metrics to measure IBM's performance of the Services against the applicable Service Levels. The parties shall adjust metric targets periodically with the expectation of continued improvements in performance by IBM as described in SECTION 7.07 and as set forth in EXHIBIT 5.

                  7.07 CONTINUOUS IMPROVEMENT. IBM acknowledges that the quality of certain of the Services provided can and will be improved during the Term and agrees that the Service Levels for such Services will be enhanced periodically in recognition of the anticipated improvement in service quality. IBM will improve the quality of the Services provided in such areas to meet or exceed any enhanced Service Levels.

                  7.08 SERVICE LEVEL CREDITS AND EARNBACK CREDITS. In the event of a failure to provide the Services in accordance with the applicable Service Levels, IBM shall incur the Service Level Credits identified in and according to the procedures and schedule set forth in EXHIBIT 5. In the event of a provision of the Services in accordance with the applicable Earnback Credits, IBM shall receive the Earnback Credits identified in and according to the procedures and schedule set forth in EXHIBIT 5. ***


ARTICLE 8         EMW SATISFACTION AND BENCHMARKING.

                  8.01 INITIAL CUSTOMER SATISFACTION SURVEY. During the 90 day period after the Effective Date, IBM shall submit to EMW, for EMW's approval, the identity of the unaffiliated third party that shall conduct an initial customer satisfaction survey. Upon EMW's approval of such third party, IBM, at IBM's cost and expense, shall engage such third party to conduct an initial customer satisfaction survey, commencing on January 1, 2001, as approved by EMW for affected End-Users and senior management of EMW, in each case as specified by EMW (the "INITIAL CUSTOMER SATISFACTION SURVEY"). The Initial Customer Satisfaction Survey shall be (1) of the content and scope set forth in the Procedures Manual, (2) administered in accordance with the procedures set forth in the Procedures Manual and (3) subject to EMW's approval.

                  8.02     CUSTOMER SATISFACTION SURVEY.

                  (1) At least once every Contract Year during the Term, IBM shall, upon EMW's request, engage an unaffiliated third party approved by EMW to conduct a customer satisfaction survey in respect of those aspects of the Services designated by EMW (the "CUSTOMER SATISFACTION SURVEY"). The Customer Satisfaction Survey, shall, at a minimum, cover a representative sampling of End-Users and senior management of EMW, in each case as specified by EMW. The timing, content, scope and method of the Customer Satisfaction Survey shall be consistent with the Initial Customer Satisfaction Survey and subject to EMW's approval. IBM agrees that (a) increased measured customer satisfaction shall be a key performance incentive for the compensation of the IBM Key Personnel and (b) customer satisfaction shall be measured as a service level pursuant to EXHIBIT 5.

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                  (2)      In the event that EMW disputes the results of the
                           Customer Satisfaction Survey, EMW may invoke the Dispute Resolution Process.

                  8.03 BENCHMARKING OVERVIEW. The Benchmark Process may be initiated upon EMW's request received by IBM upon at least 30 days prior notice and no earlier than the second anniversary following the Effective Date and thereafter not more often than once every two Contract Years. IBM and EMW shall share the Benchmarker's fees and expenses. EMW and IBM shall agree on the Benchmarker, taking into consideration the skill, experience, responsiveness, objectivity, fees and expenses of qualified firms or individuals. EMW and IBM shall promptly agree to a replacement Benchmarker in the event the Benchmarker is not available or EMW and IBM agree to replace such Benchmarker.

                  8.04 BENCHMARKING PROCESS. EMW, IBM and the Benchmarker shall conduct the Benchmark Process according to the following methodology.

                  (1) There will be a representative, statistical sampling of a sufficient number of receivers of the quality and quantity of services comparable to the Services (the "COMPARATORS").

                  (2) The Benchmarker will compare the Service Levels provided in this Agreement with the Comparators' service levels, where such comparison is meaningful and objective.

                  (3) The Benchmarker's data used in the Benchmark Process will be reasonably current and in any event based on services provided to the Comparators no more than 12 months prior to the dates on which the Services were provided to EMW.

                  (4) EMW and IBM shall agree to the comparison methodology and any appropriate adjustments because of differences between the services provided to the Comparators and the Services provided to EMW.

                  (5) During the 30 day period after the Benchmarker completes the Benchmark Process data gathering, but before the Benchmarker has concluded the Benchmark Process analysis, EMW and IBM shall have an opportunity to verify that the Benchmark Process conformed to the agreed to methodology.

                  (6) EMW and IBM agree to cooperate reasonably with the Benchmarker in the Benchmark Process.

                  (7) IBM and EMW agree that all information provided to or obtained from the Benchmarker will be provided to both IBM and EMW, unless otherwise agreed.

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                  8.05     BENCHMARK RESULTS REVIEW PERIOD AND ADJUSTMENTS.

                  (1) The Benchmarker shall provide the initial data, analysis, and findings, including any supporting documentation, to IBM and EMW as appropriate throughout the Benchmark Process. The Benchmark Results should be prepared promptly, but no later than 90 days from selection of the Benchmarker.

                  (2) Upon completion of the Benchmark Process, EMW and IBM shall review the Benchmark Results during the Benchmark Review Period. EMW and IBM agree to discuss in good faith any appropriate adjustments, either a decrease to the Fees or an increase to the Service Levels, based on such Benchmark Results. If EMW plans to review fewer than all of the Service Categories, IBM may require that all Service Categories be included in the Benchmark Process, by giving notice to EMW within 15 days after the date of EMW's notice of EMW's intent to commence the Benchmark Process.

                  (3) If the Benchmark Results demonstrate that the Fees, taken as a whole, for any Service Category are more than 10 percent higher than the average of the Benchmark Results for such Service Category, then the Parties shall negotiate equitable adjustments to the Designated Fees for such Service Category. If the Benchmark Results demonstrate that the Service Levels for any Service Category, taken as a whole, are materially lower than the average of the Benchmark Results for such Service Category, then the Parties shall negotiate equitable adjustments to the Service Levels for such Service Category. If the Parties are unable to reach agreement on any such adjustments within 90 days after the delivery of the Benchmark Results, then EMW may, by giving notice to IBM specifying a termination date which shall be no less than 90 days and no more than 180 days after the date of such notice, terminate the applicable Service Category by paying IBM the applicable Termination Fees set forth in EXHIBIT 4. EMW will pay such Termination Fees to IBM no later than the termination date selected by EMW.


ARTICLE 9         SERVICE LOCATIONS.

                  9.01     SERVICE LOCATIONS. The Services shall be provided
(1) from the Designated IBM Service Locations and (2) from the Additional Designated IBM Service Locations. Unless approved by EMW in advance, any incremental expenses incurred by EMW as a result of a relocation to, or use of, an Additional Designated IBM Service Location shall, at EMW's sole discretion, be paid by IBM or reimbursed to EMW by IBM. Neither IBM nor IBM Agents shall provide or market services to a third party from EMW's headquarters or any other EMW facility without EMW's consent, to be given in EMW's sole discretion. IBM shall not utilize Additional Designated IBM Service Locations outside the United States without EMW's prior approval.

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                  9.02     SAFETY AND SECURITY PROCEDURES. IBM will follow the
Safety and Security Procedures at the IBM Service Locations. IBM shall revise such procedures from time to time, as appropriate, to reflect improvement in such procedures generally recognized in the industry.

                  9.03 DATA SECURITY. IBM shall establish and maintain safeguards against the destruction, loss or alteration of the EMW Data in the possession of IBM (the "DATA SAFEGUARDS") that shall be no less rigorous than those data security policies set forth in the Safety and Security Procedures. IBM shall revise and maintain the Data Safeguards at EMW's request. In the event IBM intends to implement a change to the Data Safeguards (including pursuant to EMW's request), IBM shall notify EMW and, upon EMW's approval, implement such change. If pursuant to EMW's request, any such change may be deemed to be a New Service. In the event IBM or IBM Agents discovers or is notified of a breach or potential breach of security relating to the EMW Data, IBM shall immediately (1) notify the EMW Contract Executive of such breach or potential breach and (2) if the applicable EMW Data was in the possession of IBM or IBM Agents at the time of such breach or potential breach, IBM shall
(a) investigate and cure the breach or potential breach and (b) provide EMW with assurance satisfactory to EMW that such breach or potential breach will not recur. IBM and EMW are each responsible for complying with their respective obligations under the applicable data protection laws governing EMW Data. Subject to the audit rights set forth in ARTICLE 18, nothing in this Section requires IBM to provide EMW access to IBM's, its affiliates', or any of their subcontractors' premises or systems, or to information relating to IBM's, its affiliates', or their subcontractors' other customers.

                  9.04 SECURITY RELATING TO COMPETITORS. If (1) IBM provides the Services to EMW from an IBM Service Location where it also provides similar services to a third party or third parties and (2) any part of the business of IBM or any such third party is now or in the future competitive with EMW's business, then IBM shall develop a process, subject to EMW's review, to restrict access in any such shared environment to EMW's Confidential Information so that IBM's employees or IBM Agents providing services to such competitive business do not have access to EMW's Confidential Information.

ARTICLE 10        IBM STAFF.

                  10.01 IBM CONTRACT EXECUTIVE. Prior to or on the Effective Date, IBM shall appoint an individual (the "IBM CONTRACT EXECUTIVE") who from the Effective Date shall serve, on a full-time basis, as the primary IBM representative under this Agreement. IBM's appointment of any IBM Contract Executive shall be subject to EMW's prior approval. The IBM Contract Executive shall have the responsibilities set forth in the Procedures Manual, which shall include (1) overall responsibility for managing and coordinating the performance of IBM's obligations under this Agreement and (2) authorization to act for and on behalf of IBM with respect to all matters relating to this Agreement.

                  10.02 KEY PERSONNEL. With respect to the IBM Key Personnel set forth in EXHIBIT 7, the Parties agree as follows:

                  (1) Each IBM Key Personnel shall be dedicated to the EMW account on a full-time basis.

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                  (2)      Before assigning an individual to any IBM Key
                           Personnel position, whether as an initial assignment or as a replacement, IBM shall (a) notify EMW of the proposed assignment, (b) introduce the individual to appropriate representatives of EMW, (c) provide EMW with a resume and any other information regarding the individual that may be reasonably requested by EMW and (d) obtain EMW's approval for such assignment. IBM shall only assign an individual to any IBM Key Personnel position who is approved by EMW.

                  (3) IBM shall not replace or reassign the IBM Key Personnel specifically identified in EXHIBIT 7 for 18 months from the Effective Date (or for replacements, the date of their appointment as an IBM Key Personnel) unless EMW consents to such reassignment or replacement or such IBM Key Personnel (a) voluntarily resigns from IBM, (b) is dismissed by IBM for misconduct (E.G., fraud, drug abuse, theft), (c) fails to perform his or her duties and responsibilities pursuant to this Agreement or (d) dies or is unable to work due to his or her disability.

                  (4) IBM shall maintain backup procedures and conduct the replacement procedures for the IBM Key Personnel in such a manner so as to assure an orderly succession for any IBM Key Personnel who is replaced. Upon request, after a determination that any IBM Key Personnel will be replaced, IBM shall make such procedures available to EMW.

                  IBM and EMW will each be responsible for the management,
                           direction, control, supervision, and compensation of its own employees.

                  10.03 PROJECT STAFF. IBM shall appoint individuals with suitable training and skills to perform the Services to the Project Staff. IBM shall provide EMW with a list of all IBM employees located at the EMW facilities dedicated full-time to the Project Staff at the end of every 90 day period after the Effective Date, including a list of all additions or deletions to the Project Staff and the total number of individuals comprising the Project Staff. Except as otherwise approved by EMW (in its sole discretion), those IBM personnel located on EMW's premises may only provide services on such premises which support EMW's operations. IBM shall notify EMW as soon as possible after dismissing or reassigning any member of the Project Staff whose normal work location is at an EMW facility.

                  10.04 SUBCONTRACTORS. Prior to entering into any subcontract under which IBM is reasonably expected to pay to the subcontractor more than $1,000,000 per year, IBM shall notify EMW of the proposed subcontract and shall obtain EMW's timely approval of such subcontract, which approval shall not be unreasonably withheld. IBM shall not materially amend, modify or supplement any such approved subcontract without EMW's consent, which shall not be unreasonably withheld. In addition:

                  (1) No subcontracting shall release IBM from its responsibility for its obligations under this Agreement. IBM shall be responsible for the work and activities of each of its subcontractors, including compliance with the

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                           terms of this Agreement. IBM shall be fully
                           responsible for all payments to its subcontractors.

                  (2) IBM shall promptly pay for all services, materials, equipment and labor used by IBM in providing the Services and shall keep the EMW premises free of all liens.

                  (3) IBM shall require all IBM Agents to adhere to IBM's or EMW's, as applicable, standards, policies and procedures.

                  10.05 CONDUCT OF IBM PERSONNEL. While at the EMW facilities, IBM and IBM Agents shall (1) comply with the requests, standard rules and regulations of EMW regarding safety and health, personal and professional conduct generally applicable to such EMW facilities of which EMW has provided IBM notice and (2) otherwise conduct themselves in a businesslike manner. IBM shall cause the Project Staff to maintain and enforce the confidentiality provisions of this Agreement. In the event that EMW determines that a particular member of the Project Staff is not conducting himself or herself in accordance with this Section, EMW may notify IBM of such conduct. Upon receipt of such notice, IBM shall promptly (a) investigate the matter and take appropriate action which may include (i) removing the applicable person from the Project Staff and providing EMW with prompt notice of such removal and (ii) replacing the applicable person with a similarly qualified individual or (b) take other appropriate disciplinary action to prevent a recurrence. In the event there are repeat violations of these provisions by a particular member of the Project Staff, IBM shall promptly remove the individual from the Project Staff as set forth above.

                  10.06 NON-COMPETITION. (1) IBM shall not assign any IBM Key Personnel to the account of any EMW Competitor without EMW's prior consent
(a) while such IBM Key Personnel, are assigned to the EMW account and (b) for a period of six months following the date that such IBM Key Personnel, as the case may be, are removed from, or cease to provide services in connection with, the EMW account; the foregoing shall not require IBM to remove any such IBM Key Personnel from the account of an entity that becomes an EMW Competitor after such IBM Key Personnel was assigned to the entity's account.

                  (2) The members of the Project Staff (excluding IBM subcontractors) responsible for delivery of discrete systems integration work product or modules as part of the Start-up Services or the Full Functional Services shall not be assigned to EMW Competitors to provide similar services for a period of six months after delivery and acceptance of such work product or module into production (not to be unreasonably delayed by EMW); the foregoing shall not require IBM to remove any such member of the Project Staff from the account of an entity that becomes an EMW Competitor after such member of the Project Staff was assigned to the entity's account.

ARTICLE 11        MANAGEMENT AND CONTROL.

                  11.01 CHANGE CONTROL PROCEDURES. EMW and IBM shall act in accordance with the Change Control Procedures set forth in Exhibit 8. Within 30 days of the Effective Date, or earlier as determined by EMW, the EMW Contract Executive and the IBM Contract Executive shall

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appoint an appropriate number, as determined by the Parties, of representatives to serve on a steering committee.

                  11.02 PROCEDURES MANUAL. Within 90 days after the Effective Date, IBM shall deliver to EMW for EMW's review and input, a draft management procedures manual (which will include provisions related to governance). EMW shall provide IBM with any comments or input within 20 days. Within 150 days after the Effective Date, IBM shall deliver to EMW, in the form and scope agreed upon by EMW and IBM, a finalized management procedures manual (the "PROCEDURES MANUAL"), which will be based upon the high-level outline set forth in Section 3.0(d) of EXHIBIT 1.B. IBM shall periodically prepare and provide to EMW for EMW's review and comment updates to such Procedures Manual to reflect any changes in the procedures described therein within a reasonable time after such changes are made.

                  11.03    CHANGE CONTROL PROCEDURES.

                  (1) Except for Changes made by IBM on an emergency basis, IBM will:

                           a. obtain EMW's approval before making any unplanned Changes;

                           b. schedule Change activities with the goal of minimizing unreasonable interruptions to EMW's business operations; and

                           c. prepare a monthly schedule of planned and ongoing Changes.

                  (2) With respect to Changes that were made by IBM on an emergency basis or for which IBM was not required to obtain EMW's approval as set forth in this Section, IBM will provide EMW with documentation of such Changes within 5 business days after such Change was made.

ARTICLE 12        PROPRIETARY RIGHTS.

                  12.01    IBM SOFTWARE, TOOLS AND APIs

                  (1) During the Term and Termination Assistance Period, IBM hereby grants to EMW solely for use in connection with the Services, a license to use, in accordance with the commercial license for that software being used to provide the Services, (a) the IBM Proprietary Software, (b) the commercial IBM Proprietary Tools, (c) the commercial IBM APIs, and (d) to the extent permissible under the applicable third party agreements and in accordance therewith, (i) the IBM Third Party Software, (ii) the IBM Third Party Tools and (iii) the third party APIs.

                  (2) As of the date of expiration or termination of this Agreement, or, at EMW's request, after EMW has satisfied its obligations under
Section 3.04, IBM shall either transfer, assign or otherwise provide EMW a license to use, in accordance with the applicable commercial license agreements, and to permit a third party to use, all solely for the benefit of EMW, (a) the IBM Proprietary Software, (b) the commercial IBM Proprietary Tools, (c) the commercial IBM APIs and (d) to the extent permissible under the applicable third party agreements, (i) the IBM Third Party Software, (ii) the IBM Third Party Tools and (iii) the commercial third party APIs; provided, however that with regard to such Software, Tools and APIs, such licenses shall be

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coextensive to IBM's licenses in providing the Services and shall be to the then existing configurations. Thereafter, EMW shall be responsible for the monthly license fees and any applicable maintenance fees, if any, which (x) in the case of IBM Proprietary Software, commercial IBM Proprietary Tools and commercial IBM APIs, shall be at the then prevailing rates that IBM charges other similarly situated customers, and (y) in the case of IBM Third Party Software, IBM Third Party Tools or third party APIs, at the then prevailing rates and terms of the third party. Any and all license rights for a third party service provider that EMW may select shall flow from EMW's license with respect to IBM Third Party Software, IBM Third Party Tool or third party API (or other licensing arrangement as EMW may choose) and shall not be dependent upon or associated with IBM's license with respect to such IBM Third Party Software, IBM Third Party Tool or third party API. With respect to IBM Proprietary Software, IBM will waive any transfer fees.

                  (3) Other than the Software and Tools (except for non-commercial IBM Proprietary Tools) listed in EXHIBIT 2, IBM shall obtain EMW's approval prior to using any IBM Third Party Software, IBM Third Party Tools or non-commercial IBM Proprietary Software to provide the Services that, upon expiration or termination of this Agreement, or, at EMW's request, after EMW has satisfied its obligations under Section 3.04, (a) IBM will not be able to sublicense, transfer or otherwise provide the license as described in
SECTION 13.02(2) to EMW at no cost to EMW, (b) the applicable licensor has not agreed to license directly to EMW,(c) the license does not allow for third party service provider use or (d) requires the payment of access or transfer fees for third party service provider use. If EMW does not provide IBM approval to use such IBM Third Party Software or IBM Third Party Tools or non-commercial IBM Proprietary Software, EMW may, at its option, (y) request IBM to identify a commercially functional alternative or (z) attempt to negotiate terms for EMW with respect to the issues listed in (a), (b), (c) or
(d) above, as may be applicable. If EMW requests IBM to use such commercial alternative, IBM will advise EMW of any additional costs that will be incurred as a result of implementing the alternative, as well as any impact to SLAs, performance, time schedules, risks associated with the change, and the like, and if EMW requests IBM to use such commercial alternative, the Parties will amend the Agreement accordingly. Upon EMW's request, IBM shall provide EMW with a list of all IBM Software being used to provide the Services as of the date of such request.

                  (4) With respect to any non-commercial IBM Proprietary Tool, upon expiration or termination of the Agreement, or, at EMW's request, after EMW has satisfied its obligations under SECTION 3.04, at no cost or expense to EMW, IBM shall, at EMW's request identify a tool that is functionally equivalent to such non-commercial IBM Proprietary Tool, to the extent IBM is able to identify such a tool. With respect to any non-commercial IBM Software, upon expiration or termination of the Agreement, or, at EMW's request, after EMW has satisfied its obligations under SECTION 3.04, at no cost or expense to EMW, IBM shall, at EMW's request, identify Software that is functionally equivalent to such non-commercial IBM Proprietary Software, to the extent IBM is able to identify such Software. If IBM is unable to identify a commercial alternative and EMW will require the functionality of the non-commercial IBM Proprietary Software in order for EMW to continue to provide all or a portion of the Services to itself or to have a third party continue to provide all or a portion of the Services, the Parties shall negotiate a mutually acceptable license for such purpose.

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                  (5)      With respect to non-commercial IBM API extensions
(which include low level APIs) developed for EMW and other Deliverable Materials identified in EXHIBIT 1.A (Statement of Work - Start-up Services and Full Functional Services), IBM hereby grants to EMW a world-wide, irrevocable, fully paid-up, non-exclusive license to use, modify, create derivative works (and sublicense to others to use, modify, create derivative works) solely for the benefit of EMW.

                  12.02 DEVELOPED DATA. All Developed Data shall be owned by EMW. EMW shall have all right, title and interest, including worldwide ownership of copyright and patent rights in and to all Developed Data. IBM hereby irrevocably assigns, transfers and conveys, and shall cause IBM Agents to assign, transfer and convey, to EMW, without further consideration all of its and their right, title and interest in and to such Developed Data, including all rights of patent, copyright, trade secret or other proprietary rights therein. IBM acknowledges, and shall cause IBM Agents to acknowledge, that EMW and the successors and permitted assigns of EMW shall have the right to obtain and hold in their own name any intellectual property rights in and to such Developed Data. IBM agrees to execute, and shall cause IBM Agents to execute, any documents or take any other actions as may reasonably be necessary, or as EMW may reasonably request, to perfect EMW's ownership of any such Developed Data.

ARTICLE 13        DATA.

                  13.01 OWNERSHIP OF EMW DATA. All EMW Data is, or will be, and shall remain the property of EMW. Without EMW's approval (in its sole discretion), the EMW Data shall not be, (1) used by IBM or IBM Agents other than in connection with providing the Services, (2) sold, assigned or leased,
(3) disclosed or otherwise provided to third parties by IBM or IBM Agents, except (a) as necessary to perform the Services or (b) pursuant to any applicable law or by order of any court or government agency or (3) commercially exploited by or on behalf of IBM or IBM Agents. IBM shall, pursuant to this Agreement, assign, transfer and convey, and shall cause IBM Agents to assign, transfer and convey, to EMW without further consideration all of its and their right, title and interest in and to the EMW Data. Upon EMW's request, and at EMW's expense, IBM shall execute and deliver, and shall cause IBM Agents to execute and deliver, any financing statements or other documents that may be necessary or desirable under any Federal, state or local law, rule or regulation to preserve, or enable EMW to enforce, its rights with respect to EMW Data.

                  13.02 CORRECTION OF ERRORS. To the extent caused by IBM or IBM Agents, IBM shall promptly correct material errors or inaccuracies in the EMW Data and the reports delivered to EMW under this Agreement, and any other errors or inaccuracies in the EMW Data or such reports upon reasonable notice by EMW; provided however, that IBM will not be responsible for any errors or corruption of data or security thereof during public telecommunication transmission. At EMW's request and expense, IBM shall promptly correct any other errors or inaccuracies in the EMW Data or such reports.

                  13.03 RETURN OF DATA. Upon request by EMW at any time during the Termor the Termination Assistance Period , and upon reasonable notice, IBM shall (1) promptly return to EMW, in the format and on the media reasonably requested by EMW, all or any part of the EMW Data and (2) upon expiration or termination of this Agreement, erase or destroy all or any part of the EMW Data in IBM's possession, in each case to the extent so requested by EMW. Any archival tapes containing EMW Data shall be used by IBM and IBM Agents solely for back-up purposes.

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ARTICLE 14        CONSENTS.

                  All Consents shall be obtained and maintained by IBM with EMW's cooperation. IBM shall pay any costs of obtaining and maintaining the Consents, except for any Consents necessary to allow the transfer to EMW of the IBM Third Party Software after the expiration or termination of this Agreement or at EMW's request after EMW has satisfied its obligations under
Section 3.04. However, EMW will be responsible for obtaining, maintaining and paying for any Consents necessary to assign or transfer any third party contracts from EMW to IBM in connection with any New Services.

ARTICLE 15        CONTINUED PROVISION OF SERVICES.

                  15.01 BACKUP AND REDUNDANCY PLAN. Although a disaster recovery plan is not included in the scope of the Agreement, IBM has standard backup and redundancy plans in place, which IBM shall implement as needed. Upon EMW's request, IBM shall provide applicable information about such plans.

                  15.02 FORCE MAJEURE. Neither IBM nor EMW shall be liable for any default or delay in the performance of their respective obligations, to the extent that such default or delay:

                  (1) is caused, directly or indirectly, by an event beyond the reasonable control of IBM or EMW, whichever is the Party unable to perform (the "NONPERFORMING PARTY"), such as fire; flood; earthquake; elements of nature; acts of war; terrorism; riots civil disorders; rebellions or revolutions; strikes, lockouts or labor difficulties by persons other than employees and subcontractors of the Nonperforming Party; and

                  (2) could not have been prevented by commercially reasonable precautions, alternative sources, workaround plans or other means (each, a "FORCE MAJEURE EVENT").

The Nonperforming Party shall be excused from any further performance of the obligations affected by such Force Majeure Event for as long as such Force Majeure Event continues and the Nonperforming Party continues to use commercially reasonable efforts to recommence performance. The Nonperforming Party shall immediately notify the other Party under this Agreement by telephone (to be confirmed in writing within five days of the inception of such default or delay) and describe at a reasonable level of detail the circumstances causing such Force Majeure Event.

                  15.03 ALTERNATE SOURCE. If a Force Majeure Event substantially prevents, hinders, or delays IBM's performance of the Critical Services necessary for the operation of EMW's business, then EMW at its option may procure such Services from an alternate provider until IBM is able to provide the Services. IBM will reimburse EMW for any reasonable payments to such alternate provider for such services, for the lesser of 180 days or the remainder of the Term or Termination Assistance Period; provided however, that if such Force Majeure Event continues for more than 60 consecutive days, EMW, at its option, may terminate this Agreement by providing IBM with a notice of termination. This Section does not affect IBM's obligation to provide disaster

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recovery services, if any, to the extent set forth in the Agreement, provided that such Force Majeure Event does not also prevent IBM from providing such disaster recovery services. During the Force Majeure Event, EMW will continue to pay IBM's charges for the Services.

                  15.04 ALLOCATION OF RESOURCES. Whenever a Force Majeure Event or a disaster causes IBM to allocate limited resources between or among IBM's customers, subject to considerations of national security and public health and safety, in no event shall IBM redeploy or reassign any IBM Key Personnel to another account and IBM shall not treat EMW less favorably than IBM's other customers in similar situations.

ARTICLE 16        PAYMENTS AND INVOICING.

                  16.01 DESIGNATED FEES. In consideration of IBM providing the Designated Services, EMW shall pay to IBM the Designated Fees. Except as expressly set forth in this Agreement, there shall be no charge or fees payable by EMW in respect of IBM's performance of its obligations pursuant to this Agreement.

                  16.02 INVOICES FOR CERTAIN DESIGNATED FEES. For Fixed Fees and for the Variable Fees with respect to "revenue management" as indicated in the Variable Fee table set forth in Section A-1 to EXHIBIT 4, within 10 days after the first day of the month in which such Services are to be provided, IBM shall invoice EMW for such Services performed and to be performed in accordance with this Agreement during that month and EMW shall pay such Fees by the end of such month. All other Designated Fees for each month during the Term or the Termination Assistance Period shall be due and payable to IBM within 30 days of the later of (1) the end of the month in which IBM provided the Services and (2) the date that EMW receives IBM's invoice.

                  16.03    INTENTIONALLY OMITTED.

                  16.04 TIME OF PAYMENT. Any sum due IBM pursuant to this Agreement for which the time of payment is not otherwise specified shall be due and payable 30 days after receipt by EMW of an invoice from IBM. Any sum not received by IBM within five days after the due date set forth in this Agreement, shall bear interest at a rate per day equal to the lesser of (1) the result of ((2 divided by 30) divided by 100), per day and (2) the maximum amount permissible by law.

                  16.05 DETAILED INVOICES. IBM shall provide invoices with varying degrees of detail (e.g., per End-User, department, project, site), as mutually agreed by the parties.

                  16.06 FEE DISPUTE. With regard to any Fees that EMW disputes in good faith, EMW may withhold payment of an amount of such disputed Fees equal to no more than 10% of the monthly Designated Fees. If the amount in dispute exceeds such withheld amount, EMW may pay into an interest bearing escrow account an additional amount of the disputed Fees equal to no more than 10% of the monthly Designated Fees. In no event shall the total amount withheld and escrowed exceed 20% of the last six months of Designated Fees. EMW shall pay to IBM, under protest, all disputed amounts in excess of these limits. If the Parties are not able to resolve the dispute informally within 30 days, they will follow the Dispute Resolution Process.



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                  16.07    ADJUSTMENTS TO FEES. At the end of every month, IBM
shall review the amount of the Steady State Services used by EMW during the preceding month. In the event EMW's use of such Steady State Services (1) increased above the amount of Steady State Fees set forth in the prior month's invoice, EMW shall pay to IBM an amount equal to the Steady State Fees for such increase as set forth in EXHIBIT 4 or (2) decreased below the amount of Steady State Fees set forth in the prior month's invoice, IBM shall credit EMW an amount equal to the Steady State Fees for such decrease as set forth in
EXHIBIT 4. Except as set forth in EXHIBIT 4 or as otherwise specified in this Agreement, there shall be no periodic adjustments to the Fees.

                  16.08 EXPENSES. EMW shall be responsible for payment of the Pass-Through Expenses that are set forth on EXHIBIT 4, that are initially either invoiced to IBM or delivered to IBM on EMW's behalf. If the parties agree that a particular Pass-Through Expense is to be paid directly by EMW, IBM will send to EMW the original third party invoice together with a statement that the charges are valid and should be paid by EMW. Otherwise, IBM will review the invoices to determine if the charges are proper and, before paying the invoice, will give EMW reasonable opportunity to review the charges. Any Pass-Through Expenses are to be handled and paid without any mark-up or IBM fees. Except as expressly set forth in this Agreement, all other expenses relating to the Services are included in the Fees and shall not be reimbursed by EMW.

                  16.09    CRITICAL MILESTONES.

(1) If IBM fails to complete the Start-up Services by August 1, 2000 and such delay was not caused by EMW, then IBM shall pay to EMW an amount of liquidated damages equal to *** for each day's delay in completing the Start-up Services. In the event such delay exceeds 45 days, then EMW may, by giving notice to IBM, terminate this Agreement as of the termination date specified in the notice. Such right of termination is without prejudice to EMW's right to terminate pursuant to SECTION 23.03, provided however that any damages recovered shall be reduced by the amount of any liquidated damages paid under this SECTION 16.09(1).

(2) If IBM fails to commence the Steady State Services by the Commencement Date and such delay was not caused by EMW, then IBM shall pay to EMW an amount of liquidated damages equal to *** for each day's delay in completing the Steady State Services. In the event that such delay exceeds 45 days, then EMW may, by giving notice to IBM, terminate this Agreement as of the termination date specified in the notice. Such right of termination is without prejudice to EMW's right to terminate pursuant to SECTION 23.03, provided however that any damages recovered shall be reduced by the amount of any liquidated damages paid under this SECTION 16.09(2).

(3) If IBM fails to complete the Full Functional Services within ten months after the completion of the Start-Up Services, and such delay was not caused by EMW, then IBM shall pay to EMW an amount of liquidated damages equal to *** for each day's delay in completing the Full Functional Services. In the event such delay exceeds 45 days, then EMW may, by giving notice to IBM, terminate this Agreement as of the termination date specified in the notice. Such right of termination is without prejudice to EMW's right to terminate pursuant to SECTION 23.03, provided however that any damages recovered shall be reduced by the amount of any liquidated damages paid under this SECTION 16.09(3).

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                  16.10    PAYMENTS BY IBM. IBM shall pay any undisputed
amounts due and owing to EMW pursuant to this Agreement by either paying such amount to EMW within 30 days of the invoice date or by providing EMW with a credit against the Fees on the next invoice to EMW under this Agreement.

ARTICLE 17        TAXES.

                  (1)      EMW shall pay all:

                           a. applicable transaction taxes (such as sales (including sales tax on services), use, gross receipts, excise, value-added, and other transaction-based taxes), duties, levies, and fees imposed on the Fees;

                           b. personal property, sales, value-added, and use taxes on EMW's personal property;

                           c. telecommunication taxes for network lines and services; and

                           d. taxes, assessments, and other levies on EMW's owned, leased, rented, or purchased real property.

                  (2)      IBM shall pay all:

                           a. personal property, sales, value-added, and use taxes on IBM's personal property; and

                           b. taxes, assessments, and other levies on IBM's owned, leased, rented, or purchased real property.

                  (3) IBM's invoices shall state applicable taxes owed by EMW, if any, by tax jurisdiction.

                  (4) EMW and IBM shall cooperate to segregate the Fees into the following separate payment streams: (a) those for taxable Services; (b) those for nontaxable Services; (c) those for which a sales, use or other similar tax has already been paid; and (d) those for which IBM functions merely as a paying agent for EMW in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. In addition, each of EMW and IBM shall reasonably cooperate with the other to more accurately determine a Party's tax liability and to minimize such liability (including with respect to any new taxes), to the extent legally permissible. Each of EMW and IBM shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.

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                  (5)      IBM shall, within a reasonable period, notify EMW of
                           any claim for taxes asserted by applicable taxing authorities for which EMW is responsible hereunder. IBM shall assign such claim to EMW, to the extent such claim is assignable under applicable law. If such claim is not assignable, EMW may request that IBM challenge the imposition of any such tax and/or seek a refund of any such tax. The Parties shall discuss EMW's basis for such request and any concerns IBM may have with respect to such request (based on the merit of such request), and if IBM agrees to challenge such tax and/or seek a refund as requested, EMW shall reimburse IBM for IBM's reasonable legal fees and expenses related to such challenge or pursuit of a refund. EMW shall be entitled to any tax refunds or rebates relating to any such taxes paid by EMW.

ARTICLE 18        AUDITS.

                  18.01 AUDIT RIGHTS. IBM shall provide EMW and its auditors with commercially reasonable assistance in meeting its audit requirements as set forth in this Section.

                  (1) IBM shall provide access to routinely prepared records and reports to enable EMW to conduct appropriate audits (each, an "AUDIT") of IBM's operations relating to the performance of Services. The Audits will be limited to verifying that:

                           a. the Fees are accurate and in accordance with this Agreement;

                           b. IBM is exercising reasonable care to control the resources provided by EMW, such as heat, light, and utilities used in providing the Services;

                           c.       the Services are being provided in
                                    accordance with this Agreement (including the Service Levels);

                           d. IBM is complying with the Safety and Security Procedures; and

                           e. EMW is in compliance with EMW's Regulatory Requirements.

                  (2)      Audits shall:

                           a.       apply only to the previous 24 months'
                                    activities;

                           b. occur no more than once each calendar year, unless required to meet EMW's Regulatory Requirements;

                           c. not be permitted if it interferes with IBM's ability to perform the Services in accordance with the Service Levels, unless EMW relieves IBM from meeting the applicable Service Levels;

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                           d.       be conducted expeditiously, efficiently, and
                                    at reasonable business hours; and

                           e. be conducted upon reasonable prior notice, which normally will be at least 30 days, but may be less if IBM and EMW agree in the Procedures Manual that certain Audits, such as physical security Audits, may be conducted upon shorter notice.

                  (3) EMW and its auditors will not have access to IBM's or its affiliates' locations or proprietary data or to IBM's customer locations or proprietary data, provided that EMW may have access to appropriate portions of IBM's locations used primarily to perform the Services, to the extent reasonably necessary to perform the Audits.

                  (4) EMW may request that a mutually agreeable third party auditor perform the Audit, at EMW's expense on a noncontingent basis, provided such third party auditor executes a Confidentiality Agreement reasonably acceptable to IBM.

                  (5) A request for IBM to provide assistance with an Audit will be considered a request for New Services if such Audit assistance requires the use of different or additional resources beyond that which IBM uses to provide the Services in accordance with the Service Levels, such as audit software or additional employees or subcontractors.

                  (6) If an Audit demonstrates that IBM's invoices for the Services for the audited period were not correct, and IBM and EMW agree with such Audit, IBM shall promptly credit EMW for the amount of any paid overcharges, or EMW shall promptly pay IBM for the amount of any undercharges.

                  18.02 RECORD RETENTION. Except to the extent otherwise required by EMW's Regulatory Requirements, of which EMW has provided IBM notice, IBM shall retain records and supporting documentation sufficient to document the Services and the Fees paid or payable by EMW under this Agreement in accordance with IBM's then-current record retention procedures, copies of which will be provided from time to time by IBM upon EMW's request.


ARTICLE 19        CONFIDENTIALITY.

                  19.01 GENERAL OBLIGATIONS. All Confidential Information relating to or obtained from EMW or IBM shall be held in confidence by the Recipient with the same care and discretion to avoid disclosure, publication, or dissemination as the Recipient uses with its own similar information that it does not wish to disclose, publish, or disseminate and the Recipient shall use the Discloser's Confidential Information for the purpose for which it was disclosed or otherwise for the benefit of the Discloser. Except as otherwise set forth in this Agreement, neither EMW nor IBM shall disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other in any form to, or for the use or benefit of, any person or entity without the Discloser's consent. Each of EMW and IBM shall, however, be permitted to disclose relevant

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aspects of the other's Confidential Information to (1) its officers, directors, agents, professional advisors, contractors (including the Benchmarker), subcontractors, employees and to the officers, directors, agents, professional advisors, contractors, subcontractors and employees of its affiliates, to the extent that such disclosure is not restricted under this Agreement, any Consents or any Governmental Approvals but only to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations, or preservation of its rights, remedies or privileges under this Agreement, (2) its independent public accountants to the extent necessary or desirable under applicable laws, rules or regulations and (3) third parties in connection with a Party exercising or preserving its rights, remedies or privileges under this Agreement; provided, however, that in each such case the Recipient shall execute a reasonable agreement to ensure that Confidential Information of the Discloser is not disclosed or duplicated in contravention of the provisions of this Agreement by such officers, directors, agents, professional advisors, contractors, subcontractors, employees or third parties. This Agreement shall not restrict any disclosure pursuant to any applicable law or by order of any court or government agency; provided that the Recipient shall (1) give prompt notice (and in any event prior to any disclosure) to the Discloser of such order, (2) cooperate with the Discloser in resisting such disclosure or seeking suitable protections prior to such disclosure and (3) disclose only such Confidential Information as the Recipient is compelled to disclose. Notwithstanding anything to the contrary contained in this Agreement, the terms and conditions of this SECTION 19.01, including in respect of any Confidentiality Agreement between EMW and IBM, shall survive for a period of 2 years after the termination or expiration of this Agreement.

                  19.02    EXCLUSIONS.

                  (1) Notwithstanding anything to the contrary contained in this Agreement, the Recipient may disclose, publish, disseminate, and use the Discloser's Confidential Information that is:

                           a. already in its possession without obligation of confidentiality;

                           b.       developed independently;

                           c. obtained from a source other than the Discloser without obligation of confidentiality;

                           d. publicly available when received, or thereafter becomes publicly available through no fault of the Recipient; or

                           e. disclosed by the Discloser to another entity without obligation of confidentiality.

                  19.03 RESIDUAL INFORMATION. Notwithstanding anything to the contrary contained in this Agreement, the Recipient may disclose, publish, disseminate, and use the ideas, concepts, know-how, and techniques that are related to (1) information technology in the case of IBM as Recipient or (2) energy marketing, distribution and sale in the case of EMW as Recipient, in both cases retained in the unaided memories of individuals and not intentionally memorized, even if contained in the Discloser's Confidential Information or developed, provided, or accessed by IBM or EMW, individually or jointly, under this Agreement (collectively, the "RESIDUAL INFORMATION"),

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except to the extent such disclosure, publication, dissemination, or use infringes the other's patent rights, copyrights, trade marks, service marks, and domain names. Nothing contained in this Section gives the Recipient the right to disclose, publish, or disseminate the source of Residual Information, the Discloser's financial, statistical, or personnel data, or the Discloser's business plans, other than as set forth in SECTION 19.01 or SECTION 19.02.

                  19.04 UNAUTHORIZED ACTS. Without limiting either Party's rights, each Party shall:

                  (1) promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party's Confidential Information by any person or entity that becomes known to such Party's employees who are aware of the relationship between EMW and IBM set forth in this Agreement;

                  (2) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

                  (3) cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights; and

                  (4) promptly use its commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

Each Party shall bear the cost it incurs as a result of compliance with this
SECTION 19.04.

ARTICLE 20        REPRESENTATIONS AND WARRANTIES.

                  20.01    BY EMW.  EMW represents and warrants that:

                  (1) EMW is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (2) EMW has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (3) EMW is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on EMW's ability to fulfill its obligations under this Agreement;

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                  (4)      The execution, delivery and performance of this
                           Agreement has been duly authorized by EMW;

                  (5) EMW is in compliance with all applicable Federal, state, local or other laws and regulations applicable to EMW and has obtained all applicable permits and business licenses required of EMW in connection with its obligations under this Agreement;

                  (6) There is no outstanding litigation, arbitrated matter or other dispute to which EMW is a party which, if decided unfavorably to EMW, would reasonably be expected to have a potential or actual material adverse effect on EMW's or IBM's ability to fulfill its respective obligations under this Agreement;

                  (7) EMW does not have any commitments to third parties that conflict with EMW's obligations to IBM in this Agreement; and

                  (8) EMW has not breached the terms of any Confidentiality Agreement entered into with IBM prior to the Effective Date.

                  20.02    BY IBM.  IBM represents and warrants that:

                  (1) IBM is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

                  (2) IBM has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

                  (3) IBM is duly licensed, authorized or qualified to do business and is in good standing in every jurisdiction in which a license, authorization or qualification is required for the ownership or leasing of its assets or the transaction of business of the character transacted by it, except where the failure to be so licensed, authorized or qualified would not have a material adverse effect on IBM's ability to fulfill its obligations under this Agreement;

                  (4) The execution, delivery and performance of this Agreement has been duly authorized by IBM;

                  (5) IBM is in compliance with all applicable Federal, state, local or other laws and regulations applicable to IBM and has obtained all applicable permits and business licenses required of IBM in connection with its obligations under this Agreement;

                  (6) There is no outstanding litigation, arbitrated matter or other dispute to which IBM is a party which, if decided unfavorably to IBM, would reasonably be expected to have a potential or actual material adverse effect on EMW's or IBM's ability to fulfill its respective obligations under this Agreement;

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                  (7)      IBM has not breached the terms of any Confidentiality
                           Agreement entered into with EMW prior to the Effective Date; and

                  (8) IBM does not have any commitments to third parties that conflict with IBM's obligations to EMW in this Agreement.

                  20.03 DISCLAIMER. EXCEPT AS SPECIFIED IN SECTION 20.01 AND SECTION 20.02, NEITHER EMW NOR IBM MAKES ANY OTHER WARRANTIES WITH RESPECT TO THE SERVICES OR THE SYSTEMS AND EACH EXPLICITLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE.

ARTICLE 21        ADDITIONAL COVENANTS.

                  21.01 BY EMW. EMW covenants and agrees that during the Term and the Termination Assistance Period, EMW shall comply in all material respects with all applicable Federal, state, local or other laws and regulations applicable to EMW and, except as otherwise provided in this Agreement, shall obtain and maintain all applicable permits and business licenses required of EMW in connection with its obligations under this Agreement. If EMW provides IBM with any products (including Software and Machines) for use by IBM in providing the Services ("EMW THIRD PARTY PRODUCTS"), EMW shall pass through to IBM all intellectual property infringement indemnities it receives from third parties for such EMW Third Party Products , to the extent it is able to do so. If (1) IBM or its affiliates, and their respective employees, officers and directors suffer, incur or sustain any Losses or become subject to any Losses resulting from, arising out of or relating to any third party claim that any EMW Third Party Product infringes such party's patent, copyright, trade mark, service mark, trade secret, domain name or any similar proprietary rights and (2) EMW is not able to pass through to IBM an intellectual property indemnity in respect of such EMW Third Party Product, then at IBM's request EMW shall (a) enforce EMW's indemnification rights, if any, against the applicable third party in respect of the applicable infringement claim for the benefit of IBM and, if applicable, EMW and (b) with respect to any sum recovered by EMW (including through settlement), pay to IBM a portion of such sum equal to IBM's proportional Losses resulting from such infringement claim as compared to EMW's proportional Losses resulting from such infringement claim.

                  21.02 BY IBM. IBM covenants and agrees that during the Term and the Termination Assistance Period:

                  (1) IBM shall comply in all material respects with all applicable Federal, state, local or other laws and regulations applicable to IBM and shall obtain and maintain all applicable permits and business licenses required of IBM in connection with its obligations under this Agreement;

                  (2) IBM shall (a) use commercially reasonable efforts to avoid the introduction of viruses into the Software or Machines operated by IBM and IBM Agents to provide the Services; (b) not, without the prior consent of EMW, intentionally insert into the IBM Software any code (such as locks) for the

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                           purpose of disabling the IBM Software; (c) inform EMW
                           of any such disabling code which it becomes aware is contained in IBM Software; and (d) not invoke any such disabling code without EMW's consent;

                  (3) If IBM uses any third party products (including Software and Machines) in providing the Services ("IBM THIRD PARTY PRODUCTS"), IBM shall pass through to EMW all intellectual property infringement indemnities it receives from third parties for such IBM Third Party Products, to the extent it is able to do so. If (1) EMW or its affiliates, and their respective employees, officers and directors suffer, incur or sustain any Losses or become subject to any Losses resulting from, arising out of or relating to any third party claim that any IBM Third Party Product infringes such party's patent, copyright, trade mark, service mark, trade secret, domain name or any similar proprietary rights and (2) IBM is not able to pass through to EMW an intellectual property indemnity in respect of such IBM Third Party Product, then at EMW's request IBM shall (a) enforce IBM's indemnification rights, if any, against the applicable third party in respect of the applicable infringement claim for the benefit of EMW and, if applicable, IBM and (b) with respect to any sum recovered by IBM (including through settlement), pay to EMW a portion of such sum equal to EMW's proportional Losses resulting from such infringement claim as compared to IBM's proportional Losses resulting from such infringement claim.

                  (4) That none of the Deliverable Materials, non-commercial IBM Proprietary Software, non-commercial IBM Proprietary Tools, or non-commercial IBM-logoed Machines infringe a third party's patent, copyright, trade mark, service mark, trade secret, domain names or similar proprietary rights. If any such Deliverable Material, non-commercial IBM Proprietary Software, non-commercial IBM Proprietary Tool, or non-commercial IBM-logoed Machine is, or in IBM's opinion is likely to be held to be infringing, IBM shall at its expense and option either (a) procure the right for EMW to continue using it, (b) replace it with a non-infringing equivalent, (c) modify it to make it non-infringing or (d) if none of these alternatives are reasonably available, direct the return of such Deliverable Materials, non-commercial IBM Proprietary Software, non-commercial IBM Proprietary Tool, or non-commercial IBM logoed Machine and refund to EMW the fees paid for it. These remedies, in addition to EMW right to exercise it remedies under SECTION 27.01(3), constitute EMW's sole and exclusive remedies and IBM's entire liability with respect to a breach of this paragraph
                           (4). Notwithstanding any to the contrary in this paragraph (4), IBM shall have no obligation under this paragraph (4) if the claim of infringement is caused by (i) EMW's misuse or modification of the Software, Tools or Deliverable Materials, (ii) EMW's failure to use corrections or enhancements made available by IBM, (iii) EMW's use of such Software, Tools or Deliverable Materials in combination with any product or material not owned or provided by IBM or (iv) specifications, designs or requirements provided by EWM or EMW Agents.

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ARTICLE 22        DISPUTE RESOLUTION.

                  22.01 OVERVIEW. If EMW and IBM have a dispute regarding this Agreement, EMW and IBM shall follow the dispute resolution process described in this Section (the "DISPUTE RESOLUTION PROCESS"):

                  (1)      Procedure

                           a. A dispute under this Agreement initially will be referred to the Contract Executives.

                           b. If the Contract Executives are unable to resolve the dispute within 10 business days of their receipt of the referral to the Contract Executives, the dispute will be referred to the VP of Operations for EMW and the VP of IBM Global Services responsible for EMW's account for their review and resolution.

                  (2) EMW and IBM shall exercise reasonable, good faith efforts to resolve the dispute throughout the Dispute Resolution Process.

                  (3) IBM and EMW may not initiate formal proceedings (except for injunctive relief) for the resolution of such dispute until the earlier of:

                           a. the joint written conclusion of the Contract Executives that acceptable resolution through continued negotiation is unlikely;

                           b. 60 days after the initial referral to such Contract Executives was made; or

                           c. 60 days before the limitations period governing any such cause of action relating to such dispute would expire.

                  (4)      IBM and EMW:

                           a. agree that written and oral offers of settlement, and written and oral statements made in furtherance of offers of settlement, in each case made in the course of the Dispute Resolution Process, shall be Confidential Information, shall not be offered into evidence, disclosed, or used for any purpose other than the Dispute Resolution Process, and shall not constitute an admission or waiver of rights;

                           b. specifically agree, together with their attorneys, Agents and representatives, that any and all documents, statements or other evidence which are in the possession of the Parties, their attorneys, auditors, Agents and/or representatives, prior to the commencement of the Dispute Resolution Process, or which are obtained, at any time, outside of the Dispute Resolution Process shall not be excluded by the immediately preceding clause (a); and

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                           c.       shall promptly return to the other, upon
                                    request, any such written statements or
                                    offers of settlement, including all copies thereof.

                  22.02 CONTINUITY OF PERFORMANCE. Except where clearly prevented by the nature of the dispute or in the event of EMW's breach of its payment obligations, IBM and EMW agree to continue performing their respective obligations under this Agreement while a dispute is being resolved.

                  22.03 EXPEDITED DISPUTE RESOLUTION. Notwithstanding anything to the contrary contained in this Agreement, in the event of a dispute relating to or arising out of a Default Notice, the Dispute Resolution Process must be commenced and completed within the applicable Default Cure Period.

ARTICLE 23        TERMINATION.

                  23.01    TERMINATION FOR CONVENIENCE.

                  (1) EMW may elect to terminate this Agreement for its convenience, in whole or by Service Category, by providing IBM with a notice stating EMW's election to terminate this Agreement for its convenience and the effective date of such termination. The effective date of such termination shall be (a) no earlier than 24 months from the Effective Date, (b) no earlier than six months, and no later than 12 months, after IBM's receipt of such notice and (c) no earlier than EMW's payment of the applicable Termination Fees set forth in EXHIBIT 4.

                  (2) Notwithstanding anything to the contrary contained in this Agreement, EMW shall have the right to terminate this Agreement for its convenience, in whole or by Service Category, without payment of any Termination Fees at such time as IBM shall have received $1.5 billion in cumulative revenue from EMW for the provision of Services.

                  23.02 TERMINATION FOR CHANGE IN CONTROL OF IBM. In the event of a Change in Control of IBM, EMW may terminate this Agreement, by giving IBM notice of the termination at least 180 days prior to the termination date specified in the notice and no later than 180 days after the Change in Control, and upon payment of the applicable Termination Fees set forth in EXHIBIT 4.

                  23.03    TERMINATION FOR CAUSE.

                  (1) If IBM defaults in the performance of any of its material obligations (or repeatedly defaults in the performance of any of its other obligations and the effect thereof could reasonably be considered material) under this Agreement, and does not cure such default within 45 days of receipt (the "DEFAULT CURE PERIOD") of a notice of default (the "DEFAULT NOTICE"), then EMW may, by giving notice to IBM, terminate this Agreement, in whole or in part, as of the termination date specified in the notice, which shall not be later than 180 days following the date of such notice. If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure

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                           within 45 days, an additional 15 days will be
                           allowed. This termination right is independent of, and without prejudice to, any other termination rights EMW may have in this Agreement.

                  (2) If EMW defaults in the payment of any amounts due under this Agreement or materially breaches ARTICLE 12, SECTION 19.01 or SECTION 19.03 of this Agreement and does not cure a monetary default within 10 days, or a non-monetary default within 45 days of receipt of a notice of default, then IBM may, by notice to EMW, terminate this Agreement, in whole, as of the date specified in the notice. If the nature of any nonmonetary breach is such that it would be unreasonable to expect a cure within 45 days, an additional 15 days will be allowed.

                  23.04    INTENTIONALLY OMITTED.

                  23.05 OTHER TERMINATIONS. In addition to the provisions of this Article, this Agreement may be terminated as provided in SECTION 8.05,
SECTION 15.02 and SECTION 16.09.

ARTICLE 24        TERMINATION FEES.

                  24.01    CALCULATION OF TERMINATION FEES. Set forth in
EXHIBIT 4 are the termination fees (the "TERMINATION FEES") that would be payable to IBM if this Agreement is terminated by EMW pursuant to SECTION 8.05, SECTION 23.01(1) or SECTION 23.02 effective as of the end of any month during the remaining Contract Years during the Term.

                  24.02 PARTIAL TERMINATION FEE ADJUSTMENT. If EMW terminates a Service Category pursuant to this Agreement, then the Designated Fees shall be reduced in accordance with EXHIBIT 4.

                  24.03 TERMINATION FEES. Except as otherwise specifically set forth in SECTION 8.05, SECTIONS 23.01(1) and SECTION 23.02, no Termination Fees shall be payable by EMW in connection with the termination of this Agreement; provided however that EMW shall continue to be responsible for Fees for Services rendered.

ARTICLE 25        TERMINATION ASSISTANCE.

                  25.01    TERMINATION ASSISTANCE SERVICES.

                  (1) IBM shall, upon EMW's request from time to time after a determination is made by EMW that there will be a termination or expiration of this Agreement, provide the Termination Assistance Services. The quality and level of performance during the Termination Assistance Period shall not be degraded. After the expiration of the Termination Assistance Period, IBM shall (a) answer questions from EMW regarding the Services on an "as needed" basis at IBM's then standard billing rates and (b) deliver to EMW

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                           any remaining EMW-owned reports and documentation
                           still in IBM's possession.

                  (2) Upon the occurrence of either the (a) delivery to IBM by EMW of a notice to terminate the entire Agreement or (b) expiration of this Agreement, IBM shall not terminate, reassign or otherwise remove (other than for cause) the specified IBM Key Personnel without EMW's reasonable prior approval for up to 180 days after the date of such notice or within 180 days of the date of such expiration. At EMW's request during such period in respect of each then-current member of the Project Staff, IBM shall, to the extent not prohibited by applicable laws, rules or regulations allow EMW and its designees to meet with, solicit and hire such then-current member of the Project Staff.

                  (3) To the extent IBM can perform any requested Termination Assistance Services using its then-existing resources dedicated to providing the Services under this Agreement, the Termination Assistance Services will be billed to EMW as Designated Fees.

                  (4) If the Termination Assistance Services will require the use of different or additional services or resources beyond that which IBM is then using to provide the Services, the Termination Assistance Services will be invoiced at IBM's then standard rates.

                  (5) IBM will provide the Termination Assistance Services for up to 12 months after the effective date of the expiration or termination of this Agreement.

                  (6) IBM will provide Termination Assistance Services only to the extent such Termination Assistance Services will not unreasonably interfere with IBM's ability to perform the Services, unless EMW gives IBM corresponding relief of IBM's obligations.

                  (7) If IBM terminates this Agreement for EMW's material breach, IBM will provide EMW with Termination Assistance Services only if EMW pays the estimated Fees for such Termination Assistance Services in advance.

                  25.02 EXIT RIGHTS. Upon the later of (1) the expiration or termination of this Agreement and (2) the last day of the Termination Assistance Period:

                           a. Upon EMW's request, with respect to the IBM Third Party Software that IBM has licensed or purchased and is using solely to provide the Services as of the End Date, IBM shall transfer, assign or sublicense such IBM Third Party Software to EMW or its designee. EMW shall be responsible for any access, transfer or maintenance fees.

                           b. IBM shall deliver to EMW a copy of all of the Work Product, in the form in use as of the End Date.

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                           c.       Upon EMW's request, with respect to any
                                    agreements for maintenance, disaster
                                    recovery services or other necessary third party services being used by IBM or IBM Agents to provide the Services as of the End Date, IBM shall, and shall cause IBM Agents to transfer or assign such agreements to EMW or its designee, on terms and conditions acceptable to all applicable parties.

                           d. Upon EMW's request, IBM shall sell to EMW or its designee the IBM Machines owned by IBM and being used by IBM or IBM Agents to perform the Services as of the End Date, free and clear of all liens, security interests or other encumbrances at the book value. Upon EMW's request and with respect to IBM Machines leased by IBM and being used by IBM or IBM Agents to perform the Services as of the End Date, IBM shall assign, to the extent permissible under the applicable lease agreements, the applicable lease agreement to EMW.

ARTICLE 26        INDEMNITIES.

                  26.01 INDEMNITY BY EMW. EMW shall indemnify IBM from, and defend and hold IBM and its affiliates, and their respective employees, officers, and directors harmless from and against any Losses suffered, incurred or sustained by IBM or to which IBM becomes subject, resulting from, arising out of or relating to any third party claim:

                  (1) Relating to (a) a violation of Federal, state, local or other laws or regulations for the protection of persons or members of a protected class or category of persons by EMW, including unlawful discrimination and (b) work-related injury (except as may be covered by EMW's workers' compensation plan) or death, in each case caused by EMW.

                  (2) Relating to any amounts, including taxes, interest and penalties, assessed against IBM which are the obligation of EMW under this Agreement.

                  (3) Relating to personal injury (including death) or real or tangible personal property loss or damage resulting from EMW's acts or omissions.

                  (4) That any specifications, designs or requirements provided by EMW infringes such third party's patent, copyright, trade mark, service mark, trade secret, domain names or any similar proprietary rights.

                  (5) Based on an environmental claim arising out of this Agreement or as a result of the Services performed at EMW facilities, except to the extent that IBM has caused the environmental damage giving rise to such claim.

                  (6) By an EMW customer arising from services or systems provided by EMW or EMW Agents to such EMW customer.

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                  (7)      Relating to EMW's failure to obtain, maintain or
                           comply with its Governmental Approvals.

                  (8) Relating to a violation by EMW or EMW Agents of the license terms set forth in EXHIBIT 2A.

                  26.02 INDEMNITY BY IBM. IBM shall indemnify EMW from, and defend and hold EMW and its affiliates, and their respective employees, officers, and directors harmless from and against any Losses suffered, incurred or sustained by EMW or to which EMW becomes subject, resulting from, arising out of or relating to any third party claim:

                  (1) Relating to (a) a violation of Federal, state, local or other laws or regulations for the protection of persons or members of a protected class or category of persons by IBM, including unlawful discrimination and (b) work-related injury (except as may be covered by IBM's workers' compensation plan) or death, in each case caused by IBM.

                  (2) Relating to any amounts, including taxes, interest and penalties, assessed against EMW which are the obligation of IBM under this Agreement.

                  (3) Relating to personal injury (including death) or real or tangible personal property loss or damage resulting from IBM's acts or omissions.

                  (4) That any commercial IBM Proprietary Software or commercial IBM Proprietary Tool or commercial IBM-logoed Machine, infringe such third party's patent, copyright, trade mark, service mark, trade secret, domain names or any similar proprietary rights; provided however, that IBM shall have no obligation under this paragraph (4) if the claim of infringement is caused by (i) EMW's misuse or modification of the Software, Tools or Deliverable Materials, (ii) EMW's failure to use corrections or enhancements made available by IBM, (iii) EMW's use of such Software, Tools or Deliverable Materials in combination with any product or material not owned or provided by IBM or (iv) specifications, designs or requirements provided by EWM or EMW Agents.

                  (5) Based on an environmental claim arising out of this Agreement or as a result of the Services performed at the IBM Service Locations, except to the extent that EMW has caused the environmental damage giving rise to such claim.

                  (6) By an IBM customer arising from services or systems provided by IBM or IBM Agents to such IBM customer.

                  (7) Relating to IBM's failure to obtain, maintain or comply with the Consents and its Governmental Approvals.

                  26.03 INDEMNIFICATION PROCEDURES. The indemnifying party's obligations under this Section are subject to the indemnified party following the procedures set forth in this SECTION 26.03.

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                  (1)      The indemnified party will promptly notify the
                           indemnifying party of a claim covered by ARTICLE 26.

                  (2) The indemnifying party will be entitled to take sole control of the defense and investigation of the claim (the "DEFENSE") at its own expense, and to use attorneys of its choice, by providing prompt notice to the indemnified party. The indemnifying party will not be liable to the indemnified party for any defense costs incurred after such notice, except for defense costs incurred at the indemnifying party's request.

                  (3) If the indemnifying party takes sole control of the Defense, then the indemnified party (a) will cooperate in all reasonable respects with the indemnifying party and its attorneys in the Defense of such claim at the expense of the indemnifying party and (b) may reasonably participate at its own expense, through its attorneys or otherwise, in such Defense.

                  (4) If the indemnifying party does not take sole control of the Defense of a claim as provided in this subsection, then:

                           a. the indemnifying party may participate in such Defense, at its sole cost and expense; and

                           b. the indemnified party will have the right to defend the claim in such manner as it may deem appropriate; and

                           c.       the indemnifying party will pay the
                                    indemnified party's defense costs.

                  (5) All settlements of claims subject to indemnification under this Section will:

                           a. be entered into only with the consent of the indemnified party, which consent will not be unreasonably withheld; and

                           b. include an appropriate Confidentiality Agreement prohibiting disclosure of the terms of such settlement.

ARTICLE 27        DAMAGES.

                  27.01    DIRECT DAMAGES.

                  (1) Each of the Parties shall be liable to the other for any direct damages arising out of or relating to its performance or failure to perform under this Agreement in respect of the Start-up Services; provided, however, that the liability of a Party, whether based on an action or claim in contract, equity, negligence, tort or otherwise, for all events, acts or omissions shall not exceed in the aggregate an amount equal to the aggregate SI Services Fees with respect to the Start-up Services.

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                  (2)      Each of the Parties shall be liable to the other for
                           any direct damages arising out of or relating to its performance or failure to perform under this Agreement in respect of the Full Functional Services; provided, however, that the liability of a Party, whether based on an action or claim in contract, equity, negligence, tort or otherwise, for all events, acts or omissions shall not exceed in the aggregate an amount equal to the aggregate SI Services Fees with respect to Full Functional Services.

                  (3) Each of the Parties shall be liable to the other for any direct damages arising out of or relating to its performance or failure to perform under this Agreement in respect of the Steady State Services and with regard to IBM's breach of SECTION 21.02(4); provided, however, that the liability of a Party, whether based on an action or claim in contract, equity, negligence, tort or otherwise, for all events, acts or omissions shall not exceed in the aggregate an amount equal to the sum of ***.

                  27.02 CONSEQUENTIAL DAMAGES. In no event will IBM, EMW, or their respective affiliates, employees, officers, and directors have any liability under this Agreement, regardless of the basis on which IBM or EMW is entitled to claim damages (including breach, negligence, misrepresentation, or other contract or tort claim), for any special, incidental, punitive, or indirect damages, or for any economic consequential damages (including lost profits or savings), even if foreseeable or even if EMW or IBM has been advised of the possibility of such damages.

                  27.03    EXCLUSIONS. The limitation of liability in SECTION
27.01 and the exculpation of liability in SECTION 27.02 do not apply to:

                  (1) EMW's failure to pay any amounts owing to IBM under this Agreement (including amounts owing for Services rendered) or IBM's failure to provide Service Level Credits as provided under this Agreement;

                  (2) any damages for bodily injury (including death) and damage to real property and tangible personal property;

                  (3) damages associated with either Party's infringement or violation of the intellectual property rights of the other Party or the other Party's affiliates;

                  (4) breaches of the Parties' confidentiality obligations contained in SECTION 19.01 AND SECTION 19.03;

                  (5)      third-party claims subject to indemnification under
                           SECTION 26.01 or SECTION 26.02; or

                  (6)      IBM's breach of its obligations in SECTION 13.01 or
                           SECTION 13.03.

                  27.04 INJUNCTIVE RELIEF. Both Parties acknowledge and agree that in the event of any breach of SECTION 3.01, SECTION 4.03, SECTION 10.06, ARTICLE 12, SECTION 13.01, SECTION 13.03, SECTION 16.01, SECTION 16.02,
SECTION 16.04, SECTION 16.07, SECTION 16.08, SECTION 19.01, SECTION

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19.03, SECTION 22.02, SECTION 25.01 or SECTION 25.02, the other Party may immediately pursue it remedies without regard to the Dispute Resolution
Process.


ARTICLE 28        INSURANCE.

                  28.01 INSURANCE. During the Term and the Termination Assistance Period, IBM shall obtain and maintain at its own expense, and require IBM Agents to obtain and maintain at their own expense or IBM's expense, insurance of the type and in the amounts set forth below:

                  (1) statutory workers' compensation in accordance with all Federal, state and local statutory requirements;

                  (2) employer's liability insurance in an amount not less than $1,000,000 per occurrence, covering bodily injury by accident or disease, including death;

                  (3) commercial general liability (including contractual liability insurance) in an amount not less than $1,000,000; and

                  (4) comprehensive automobile liability covering all vehicles that IBM owns, hires or leases in an amount not less than $1,000,000 (combined single limit for bodily injury and property damage).

                  IBM shall be permitted to self-insure provided that it has a Standard & Poor's issuer credit rating of A- or better.

                  28.02 INSURANCE DOCUMENTATION. IBM will provide documentation of insurance upon EMW's reasonable request.

                  28.03 RISK OF LOSS. IBM IS RESPONSIBLE FOR THE RISK OF LOSS OF, OR DAMAGE TO, ANY PROPERTY OF EMW AT A DESIGNATED IBM SERVICE LOCATION OR AN ADDITIONAL DESIGNATED IBM SERVICE LOCATION, EXCEPT TO THE EXTENT THAT SUCH LOSS OR DAMAGE WAS CAUSED BY THE ACTS OR OMISSIONS OF EMW OR AN EMW AGENT. EMW IS RESPONSIBLE FOR THE RISK OF LOSS OF, OR DAMAGE TO, ANY PROPERTY OF IBM AT AN EMW FACILITY, EXCEPT TO THE EXTENT THAT SUCH LOSS OR DAMAGE WAS CAUSED BY THE ACTS OR OMISSIONS OF IBM OR AN IBM AGENT.

ARTICLE 29        MISCELLANEOUS PROVISIONS.

                  29.01 ASSIGNMENT. IBM may not delegate its obligations, and EMW may not assign its rights or delegate its obligations, under this Agreement, without the prior consent of the other, except that IBM may delegate its obligations and EMW may assign its rights or delegate its obligations to their respective affiliates, provided:

                  (1) such affiliate accepts such assignment and assumes such obligations, in writing;

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                  (2)      EMW or IBM, respectively, remains fully liable for
                           and is not relieved from the full performance of its obligations; and

                  (3) EMW and IBM provide the other with notice, together with a copy of the signed assignment, delegation, and assumption agreement, within three business days of such assignment, delegation, or both.

IBM may assign its rights to receive Fees under this Agreement without notice to or consent of EMW. IBM's and EMW's respective permitted successors and assigns will be bound by this Agreement; provided however, that a Change in Control of EMW shall not be deemed an assignment under this Section and shall not require any consent by IBM. Any attempted assignment or delegation of all or any part of this Agreement that does not comply with this Section is void.

                  29.02 NOTICES. Except as otherwise specified in this Agreement, all notices, requests, Consents, approvals, agreements, authorizations, acknowledgements, waivers and other communications required or permitted under this Agreement shall be in writing and shall be deemed given when received, as evidenced by a return receipt if sent by certified mail or delivered by hand to the address specified below:

                  In the case of EMW:

                           EMW ENERGY SERVICES CORP.
                           600 Jefferson Avenue
                           Suite 600
                           Houston, TX  77002
                           Attention:  Chief Executive Officer

                  With a copy to General Counsel office:

                           EMW ENERGY SERVICES CORP.
                           General Counsel
                           600 Jefferson Avenue
                           Suite 600
                           Houston, TX  77002







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                  In the case of IBM:

                           IBM Project Office
                           EMW Energy Services Corp.
                           600 Jefferson Avenue
                           Suite 600
                           Houston, TX  77002
                           Attention:  Mr. Robert Moisan, Project Executive

                  With a copy to Associate General Counsel:

                           IBM Global Services
                           Mail Drop 4209
                           Route 100
                           Somers, NY  10589

Either Party may change its address or telecopy number for notification purposes by giving the other Party 10 days' notice of the new address and the date upon which it will become effective.

























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                  29.03    COUNTERPARTS. This Agreement may be executed in any
number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.

                  29.04 RELATIONSHIP. The Parties intend to create an independent contractor relationship and nothing contained in this Agreement shall be construed to make either EMW or IBM partners, joint venturers, principals, agents or employees of the other. No officer, director, employee, agent, affiliate or contractor retained by IBM to perform work on EMW's behalf under this Agreement shall be deemed to be an employee, agent or contractor of EMW. Neither Party shall have any right, power or authority, express or implied, to bind the other, except with respect to EMW's customers, and only as specifically authorized by EMW for IBM to perform the Customer Care and Customer Acquisition Services described in EXHIBIT 1.B.

                  29.05 CONSENTS, APPROVALS AND REQUESTS. Except as specifically set forth in this Agreement, all Consents and approvals to be given by either Party under this Agreement shall not be unreasonably withheld or delayed and each Party shall make only reasonable requests under this Agreement.

                  29.06 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to Law, then the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect.

                  29.07 WAIVERS. No delay or omission by either Party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be signed by the Party waiving its rights.

                  29.08 REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to either Party is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Agreement, or under applicable law, whether now or hereafter existing.

                  29.09 ENTIRE AGREEMENT. This Agreement and the Exhibits to this Agreement represent the entire agreement between the Parties with respect to its subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter.

                  29.10 AMENDMENTS. No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless in writing and signed by, in the case of EMW, the EMW Contract Manager, and in the case of IBM, the IBM Contract Manager.

                  29.11    SURVIVAL. The terms of ARTICLE 12, SECTION 13.01,
SECTION 13.03, ARTICLE 19, ARTICLE 25, ARTICLE 26, ARTICLE 27, SECTION 29.12,
SECTION 29.13, SECTION 29.14, SECTION 29.15, SECTION 29.16 and SECTION 29.19 shall survive the expiration or termination of this Agreement.

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                  29.12    THIRD PARTY BENEFICIARIES. Each Party intends that
this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Parties.

                  29.13 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO THE CONFLICTS OF LAWS.

                  29.14 SOLE AND EXCLUSIVE VENUE. Each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in the United States District Court for the Southern District of New York or in the state courts of the State of New York and irrevocably accepts and submits to the sole and exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party; provided, however, that this Section shall not prevent a Party against whom any legal action, suit or proceeding is brought by the other Party in the state courts of the State of New York from seeking to remove such legal action, suit or proceeding, pursuant to applicable Federal Law, to the district court of the United States for the district and division embracing the place where the action is pending in the state courts of the State of New York, and in the event an action is so removed each Party irrevocably accepts and submits to the jurisdiction of the aforesaid district court. EMW hereby irrevocably consents to the service of process from any of the aforesaid courts by mailing copies thereof by registered or certified mail, postage prepaid, to EMW at its address designated pursuant to SECTION 29.02, with such service of process to become effective 30 days after such mailing. IBM hereby irrevocably consents to the service of process from any of the aforesaid courts by mailing copies thereof by registered or certified mail, postage prepaid, to IBM at:

                  The IBM Assistant General Counsel and Secretary
                  Service of Process
                  Attention:  Liane Rigano, Mail Drop 301
                  New Orchard Road
                  Armonk, New York  10504

                  or such other address as IBM may notify EMW in writing from time to time, and in any event with copies to the addresses designated by IBM in SECTION 29.02, with such service of process to become effective 30 days after such mailing. Each Party hereto further expressly waives any right to a trial by jury in any proceeding directly or indirectly arising under this Agreement.

                  29.15 COVENANT OF FURTHER ASSURANCES. EMW and IBM covenant and agree that, subsequent to the execution and delivery of this Agreement and, without any additional consideration, each of EMW and IBM shall execute and deliver any further legal instruments and perform any acts that are or may become necessary to effectuate the purposes of this Agreement.

                  29.16 NEGOTIATED TERMS. The Parties agree that the terms and conditions of this Agreement are the result of negotiations between the Parties and that this Agreement shall not be

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construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Agreement.

                  29.17 EXPORT. EMW and IBM shall not knowingly export or re-export any personal computer system, part, technical data or sub-elements under this Agreement, directly or indirectly, to any destinations prohibited by the United States Government. The term "technical data" in this context, means such data as is defined as technical data by applicable United States export regulations.

                  29.18 CONFLICT OF INTEREST. IBM shall not pay any salaries, commissions, fees or make any payments or rebates to any employee of EMW, or to any designee of such employee, or favor any employee of EMW, or any designee of such employee, with gifts or entertainment of significant cost or value or with services or goods sold at less than full market value. IBM agrees that its obligation to EMW under this Section shall also be binding upon IBM Agents. IBM further agrees to insert the provisions of this Section in each contract with a IBM Agent.

                  29.19 PUBLICITY. Each Party shall (1) submit to the other all advertising, written sales promotions, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or which contains language from which the connection of said name or mark may be inferred or implied and (2) not publish or use such advertising, sales promotions, press releases or publicity matters without the other Party's consent, in each case except as otherwise required pursuant to applicable law.
























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                  29.20     GEOGRAPHY SCOPE.

Except as a result of EMW's approval under SECTION 9.01 with respect to Additional Designated Service Locations outside of the United States, the Party's rights and obligations arising out of this Agreement are valid only in the United States and Puerto Rico.

                                     * * * *

                  IN WITNESS WHEREOF, each of EMW and IBM has caused this Agreement to be signed and delivered by its duly authorized representative.

                                      EMW ENERGY SERVICES CORP.



                                      By:  /s/ H. Eugene Lockhart
                                           -----------------------------------
                                           Name:       H. Eugene Lockhart
                                           Title:      President and Chief
                                                       Executive Officer


                                      INTERNATIONAL BUSINESS
                                      MACHINES CORPORATION



                                      By:  /s/ Thomas M. Cotney, Jr.
                                           -----------------------------------
                                           Name:       Thomas M. Cotney, Jr.
                                           Title:      Vice President,
                                                       IBM Global Services

























IBM Confidential                    May 12, 2000                   Page 52 of 52
EMW Confidential                     Agreement

                                   Exhibit 1A
                               Statement of Work -
                                Start up Services
                            Full Functional Services

                                Table of Contents

1.     INTRODUCTION...........................................................1

2.     STATEMENT OF WORK......................................................2

       2.1.   Project Scope...................................................2

       2.2.   Key Assumptions.................................................4
              2.2.1. GENERAL ASSUMPTIONS......................................4
              2.2.2. CUSTOMER RELATIONSHIP MANAGEMENT ASSUMPTIONS.............4
              2.2.3. REVENUE MANAGEMENT ASSUMPTIONS...........................6
              2.2.4. BUSINESS INTELLIGENCE ASSUMPTIONS........................6
              2.2.5. KNOWLEDGE MANAGEMENT ASSUMPTIONS.........................6
              2.2.6. E-BUSINESS ASSUMPTIONS...................................7

       2.3.   IBM Responsibilities............................................8
              2.3.1. ESTABLISH AND RUN A PROJECT OFFICE.......................8
              2.3.2. START UP SERVICES.......................................10
              2.3.3. FULL FUNCTIONAL SERVICES................................44

       2.4.   EMW Responsibilities...........................................64
              2.4.1. EMW CONTRACT EXECUTIVE..................................64
              2.4.2. GENERAL EMW RESPONSIBILITIES............................64

       2.5.   Deliverable Materials..........................................64

       2.6.   Completion Criteria............................................70

       2.7.   Estimated Schedule.............................................70

APPENDIX A - DETAILED GO LIVE REQUIREMENTS...................................71


APPENDIX B DELIVERABLE REVIEW AND SIGN-OFF PROCEDURE.........................98

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - i -
                             Exhibit 1A SI SOW

1.   INTRODUCTION

       IBM has proposed a phased approach to implementing the proposed solution.

       The "Start up Services" phase (reference section 2.3.2 for detail) is aimed at fulfilling the requirements for the commodity and non-commodity business by leveraging and integrating a combination of existing solution components and meeting the functionality described in the shaded portions of Appendix A.

       The "Full Functional Services" phase (reference section 2.3.3 for detail) is aimed at extending the Start up Services functionality to enable EMW to pursue energy related retail opportunities within the residential market for both commodity and related non-commodity products and services and meeting the functionality described in the shaded and unshaded portions of Appendix A.

       The Software solution ("EMW System") produced by IBM from the Start-up Services and the Full Functional Services shall be capable of scaling up to and supporting 10,000,000 customers.

       The associated "Steady State Services" are addressed separately in Part 1B of this Exhibit.

       "Start-up Services Completion Date" shall mean August 1, 2000. "Full Functional Completion Date" shall mean June 1, 2001.



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 1 -
                             Exhibit 1A SI SOW

2.   STATEMENT OF WORK

       This Statement of Work (SOW) defines the scope of work to be accomplished by IBM under the terms and conditions of the Information Technology Services Agreement (Agreement) between EMW Energy Services, Inc. (EMW) and IBM. The tasks to be performed by IBM are defined and an estimated schedule is provided. In addition, the responsibilities of EMW are listed.

       Changes to this Statement of Work will be processed in accordance with the procedure described in Change Control Procedure in Exhibit 8 and the Procedures Manual. The investigation and the implementation of changes may result in modifications to the estimated schedule, Designated Fees, and/or other terms of the Agreement.

       The following are incorporated in and made part of this Statement of
       Work:

       -    Appendix A - Detailed Go Live Requirements

       -    Appendix B - Deliverable Review and Sign Off Procedure


       2.1.   PROJECT SCOPE

       This SOW addresses EMW's Customer Acquisition, Customer Care, and Revenue Management requirements for development and implementation.

       IBM will provide services in two phases: Start up Services and Full Functional Services. As part of thethe Start up Services, IBM will establish and run a project office and provide the initial product releases for Customer Relationship Management, Revenue Management, Business Intelligence, Knowledge Management, e-business, and Business Infrastructure by leveraging a combination of existing solutions components. The Start up Services shall be completed by the Start-up Services Completion Date. As part of the Full Functional Services additional functionality will be added to the Start up Services versions of the products to allow EMW to pursue energy related retail opportunities within the residential market as set forth in. The Full Functional Services are to be completed by the date which is 10 months after the completion of the Start-up Services.

       - CUSTOMER RELATIONSHIP MANAGEMENT Start up Services objective is to build an operational customer acquisition and customer care contact center able to handle inbound customer care and new customer acquisition calls and web inquiries, as well as conduct outbound telemarketing for commodity and non-commodity based offerings. The Full Functional Services objective is to be consistent with the EMW strategy for commodity and related non-commodity based offerings building on the foundation begun with Start up Services. The scope of work for the Full Functional Services phase will include:

              - Strategy requirements identification, and validation affecting the necessary enablers (Process, Organization, Facilities, Information Access (data) and Technology)

              - Definition, design, development and deployment of the required enablers

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 2 -
                             Exhibit 1A SI SOW

              - Completing integration with other identified Access Points; WEB, e-mail, FAX and Physical Delivery as appropriate.

       - REVENUE MANAGEMENT services will be based around the Banner, Bluegill CWA, and VeriTRAN applications. These applications will be enhanced as a result of requirements gathered from EMW and to achieve the functionality set forth in Appendix A. Interfaces to Utility Distribution Companies to be determined in Start up Services will be developed.

       - BUSINESS INTELLIGENCE services will identify opportunities within the Customer Acquisition, Customer Care, and Revenue Management business process flows and incorporate them in Business Intelligence activities. An operational data store will be designed and implemented which will allow for real-time synchronization of applications across outbound and inbound channels. A data warehouse will be designed and implemented which will allow for historical decision support analytics, data mining and trend analysis of customers and market data across outbound and inbound channels.

       - KNOWLEDGE MANAGEMENT services will include the implementation of an e-care and knowledge management system. The e-care system will be comprised of the following assets: automated e-mail and web-forms
            (ERMS), and virtual web chat (WebGenie) capabilities based on text processing machine learning "artificial intelligence" (AI) technology from Watson Laboratories (IBM Mail Analyzer). The knowledge management system will provide customer personalization, profiling and tracking. This work encompasses the development and management of a support-knowledge base, and it will be integrated with ERMS, WebGenie and Clarify. The knowledge management infrastructure can also be leveraged by EMW Business Intelligence applications.

       - e-BUSINESS Start up Services incorporate the key components required to integrate the EMW provided solution for a web-based front-end with the IBM provided back-end integration applications for Customer Acquisition, Customer Care, and Revenue Management. These services involve gathering requirements, defining process flows (as related to Prospect Inquiry) and developing a solution outline to analyze and establish the interfaces for the web to the back-end applications. The Full Functional Services scope for e-business integrates the personalization efforts, messaging, knowledge management and Data Warehousing.

       - BUSINESS INFRASTRUCTURE services provide the systems integration design and implementation for the Customer Acquisition, Customer Care, and Revenue Management components in addition to the architecture, standards and guidelines, common repositories, performance models, and interfaces.

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 3 -
                             Exhibit 1A SI SOW

       2.2. KEY ASSUMPTIONS

       IBM's estimates to perform the Statement of Work, are based on the following key assumptions. Deviations that arise during the proposed project will be managed through the procedure described in the Project Change Control Procedure section of the Procedures Manual.

       2.2.1. GENERAL ASSUMPTIONS

       - The EMW Contract Executive will schedule and ensure participation of all EMW Subject Matter Experts and technical personnel for any reasonably planned interviews and work sessions.

       -    Work will be performed at IBM and EMW facilities.

       - IBM will reevaluate estimates at the end of the Start up Services phase and re-estimate remaining project activities and provide Project Change Requests (PCRs) as required.

       - EMW will participate collaboratively to evolve and finalize the details of the Start up Services and Full Functional Services deliverables.

       - IBM approach, SI Methods, and tools will be used in the execution of Start up Services and Full Functional Services.

       - IBM will staff the its project team with appropriate IBM and subcontractor resources.

       - EMW data is current and comprehensive including: business/customer service strategy, customer value information, business processes and business rules.

       - System Integration for EMW's business partners or other third party non-commodity product/service providers is not provided under this SOW. API's for such interfaces to the IBM provided solutions will be provided and established as standards for interfacing to such entities.

       - Website technical implementation and integration services, as well as Website User Interface, are either being procured by EMW under a separate agreement, or as recommended by IBM as a PCR to this agreement.

       2.2.2. CUSTOMER RELATIONSHIP MANAGEMENT ASSUMPTIONS

       2.2.2.1. CUSTOMER CONTACT CENTER ASSUMPTIONS

       - There will be 1 Customer Contact Center in production mode by the completion of Start-up Services.

       - The initial Customer Contact Center will have a Lucent G3 switch and will support the following number of agents:

              -    After 12 months - 0 to 281


--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 4 -
                             Exhibit 1A SI SOW

              -    After 24 months - 421.

       - The initial Customer Contact Center work will be sited at the IBM Service Delivery Center (SDC) in Charlotte, North Carolina. Any additional call centers will be located at other IBM locations as required in accordance with the Agreement.

       2.2.2.2. CUSTOMER ACQUISITION ASSUMPTIONS

       - Customer Acquisition business model including processes, input & output data flows, cycle times and functional support is complete and will be available to IBM from EMW on the Start-up Services Completion Date.

       - EMW marketing strategy is complete and will be available to IBM on May 10, 2000.

       -    EMW sales campaign strategy is complete and available.

       - EMW plans to achieve the marketing strategy for all product and service offerings are complete and will be made available to IBM on the Start-up Services Completion Date.

       -    EMW sales campaign process requirements are identified.

       - EMW sales campaign process maps and data flows for all campaign types are complete.

       - Commodity customer sizing methods/detail for stated contract volumes will be available to IBM on the Start-up Services Completion Date.

       - EMW's initial new products and rates matrices will be established by EMW.

       - Industry regulation requirements are known, documented and available through EMW to IBM.

       - Third party information providers have been identified and linkages are understood.

       - EMW pricing structure, constraints and business rules are identified and defined.

       -    Customer data sources and requirements are identified and defined.

       - Customer Acquisition and Customer Care process matrix parameters are identified and defined.

       2.2.2.3. CUSTOMER CARE

       - Up sell, cross sell products and services matrices are developed by market segment and are available at the start.

       - Order management model is defined containing sufficient customer profiling data ensuring 100% fulfillment of customer needs.

       - Knowledge management model is defined enabling continual understanding of customer wants needs and desires.

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 5 -
                             Exhibit 1A SI SOW

       2.2.2.4. OTHER CRM ASSUMPTIONS

       - Access point integration and linkage requirements will be identified and defined for process and technology.

       - Operational, functional and technical requirements are defined and will determine the online and Customer Contact Center Customer Acquisition and Customer Care scenarios.

       - Third party Fulfillment Processes and Integration Points will be defined and documented.

       2.2.3. REVENUE MANAGEMENT ASSUMPTIONS

       - The completeness of the process flows and use cases will be dependent on the timeliness and completeness of the business requirements provided by EMW.

       - EMW will provide the personnel required to provide IBM with the business requirements necessary to ensure the completeness and accuracy of the process flows and use cases for the Revenue Management Requirements Task.

       2.2.4. BUSINESS INTELLIGENCE ASSUMPTIONS

       - There will be a process in place for IBM and EMW to coordinate changes in architecture and design and that there will be timely communication of these changes to all groups.

       - Marketing information from the EMW team will be made available to the IBM team.

       2.2.5. KNOWLEDGE MANAGEMENT ASSUMPTIONS

       - EMW business requirements will be provided as input to this project and confirmed during Requirements Definition.

       - IBM will be provided access to EMW personnel familiar with the business requirements, and systems being accessed for this engagement.

       - [IBM will define a common methodology, architecture, protocols, standards and guidelines, performance model, and interfaces (Application Programming Interfaces - APIs). These APIs will be followed by IBM and EMW's other vendors and partners, although certain exceptions may be made by EMW to accommodate other partner requirements for interfacing. These will be handled on an exception basis.

       - The following system features and functions are not included in the scope of work, but can be provided, as required and available, under a PCR:

              - Customer/call center agent live chat capabilities (Lotus Sametime integration).

              - Operational integration with the upcoming Universal Queue/Contact Manager telephony integration middleware server (UQ/UCM).

              - Integration of Knowledge Management systems with EMW associated business partner's systems.

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 6 -
                             Exhibit 1A SI SOW

       - "Requirements Definition" analysis will be performed at the start of each phase to complete definition of business requirements, architecture specifications, design specification and review of cost estimates completed in the early stages of this project.

       - It is assumed that EMW will provide any available industry specific knowledge base and FAQ data for EMW knowledge base initial content. This data should encompass any sources of industry specific and, ideally, location (geography) and market specific knowledge base(s) that can be leveraged as a baseline for common problems, resolutions and FAQ's.

       - If data is not made available for knowledge base initial content, IBM will work jointly with EMW to develop a basic knowledge base taxonomy and typical inquiry and resolution text corpus for initial resolution and FAQ data.

       2.2.5.1. BUSINESS DOMAIN ASSUMPTIONS

       - Customer contact management model is defined, enabling personalized level of customer service regardless of point of contact.

       - Knowledge management model is defined based on market segments, enabling continual understanding of customer wants, needs and desires.

       - Business models provide a clearly documented definition of products and services, enabling the creation of a knowledge management and support knowledge base taxonomy (categories), and creation of typical text body inquiries for training of ERMS and WebGenie Artificial Intelligence engine.

       - Any existing problem resolution/support knowledge base categories, frequently asked questions and archived inquiries will be made available for the creation of a baseline problem resolution knowledge base baseline taxonomy.

       2.2.6. e-BUSINESS ASSUMPTIONS

       - This SOW does not include the Web Site User Interface Look and Feel, Content, and Flow, nor does it include the Web Site Technical Implementation and Integration scope, EMW will procure these services outside this SOW.

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 7 -
                             Exhibit 1A SI SOW

       2.3. IBM RESPONSIBILITIES

       Under this Statement of Work, IBM will perform the following activities:

       2.3.1. ESTABLISH AND RUN A PROJECT OFFICE

       IBM will provide Project Office management for the IBM responsibilities in this Statement of Work. The purpose of this activity is to provide technical direction and integrated control of IBM project personnel and to provide a framework for project planning, communications, reporting, and contractual activity. IBM will perform the following tasks:

       -    Planning:

              - Review the Statement of Work and the contractual responsibilities of both parties with the EMW Contract Executive.

              - Maintain project communications through the EMW Contract Executive.

              -    Coordinate the establishment of the project environment.

              - Establish documentation and procedural standards and descriptions for project deliverables.

              - Prepare and maintain an initial high level plan followed by a detailed project plan.

       -    Project Tracking and Reporting:

              - Measure and evaluate progress against the Project Plan with the EMW Contract Executive.

              - Resolve deviations from the Project Plan with the EMW Contract Executive.

              -    Conduct weekly project status meetings.

              - Prepare and submit a weekly Status Summary Report with the EMW Contract Executive for the Steering Committee.

              - Administer the Project Change Control Procedure with the EMW Contract Executive.

              -    Coordinate and manage the activities of project personnel.

              - Review project tasks, schedules, and resources and make changes or additions as appropriate.

       COMPLETION CRITERIA:

       This is an ongoing activity and will be complete when the other activities described in IBM Responsibilities have been completed, according to their completion criteria or IBM has met the criteria defined in Section 2.6 "Completion Criteria" of this Statement of Work A Baseline plan will be completed and delivered no later than May 8, 2000.

--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 8 -
                             Exhibit 1A SI SOW

       DELIVERABLES:

       - Weekly Status Summary Reports (not subject to the Deliverable Review and Sign-off Procedure).

       -    Bi-weekly project plan update.

       - Issues management and milestone management process with weekly updates, (including action items management).

       -    Assumptions management process with weekly updates.


--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                         Page - 9 -
                             Exhibit 1A SI SOW

       2.3.2. START UP SERVICES

       As part of the Start up Services, IBM will provide the initial solution with functionality for Customer Relationship Management, Revenue Management, Business Intelligence, Knowledge Management, e-business, and Business Infrastructure by leveraging a combination of existing solutions components in each case to meet the functionality specified in the shaded areas of Appendix A. The Start up Services will be completed by the by the Start-up Completion Date.

       IBM will perform the following activities to assist EMW to implement the above noted project scope:

       2.3.2.1. CUSTOMER RELATIONSHIP MANAGEMENT

              - CUSTOMER RELATIONSHIP MANAGEMENT Start up Services objective is to build an operational customer acquisition and customer care contact center able to handle inbound customer care and new customer acquisition calls as well as conduct outbound telemarketing for commodity based offerings.

       This activity includes the following specific tasks:


       IDENTIFY PLANS FOR PACKAGE CUSTOMIZATION AND FUNCTIONAL DESIGN


       IBM will analyze the EMW functional requirements for Start-Up Services and assess the out-of-box capabilities of the major applications packages for Customer Acquisition, Customer Care, and Revenue Management Services. Gaps will be identified and assessed. IBM will subsequently provide project plans functional design efforts that will address the functional gaps. Here the focus is upon assessing the Start-up Services required efforts.

       COMPLETION CRITERIA:

       - This task will be considered complete when IBM provides the Package Functional Gap Analysis to the EMW Contract Executive.

       DELIVERABLES:

       -    Package Functional Gap Analysis


       DEFINE IMPLEMENTATION PLAN


       IBM will provide a project plan for the Implementation of the Clarify CRM front-end package. This plan will include tasks, schedule, resource allocations, and hardware/software implementation.

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 10 -
                              Exhibit 1A SI SOW

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the Implementation Plan to the EMW Contract Executive.

       DELIVERABLES:

       -    Detailed Implementation Plan


       DEVELOP DETAILED DESIGN OF BUSINESS SCENARIOS AND ASSOCIATED CALL CENTER MANAGEMENT PROCESSES


       IBM will develop detailed business process definitions and flows of Customer Acquisition and Customer Care business processes. Where these business processes impact the contact center operations, IBM will develop associated contact center management processes (e.g. training, closed loop customer satisfaction, performance, and management practices) and where appropriate integration definition e.g., WEB e- Mail, Fax and Physical delivery. To facilitate design development, IBM will perform the following subtasks:

       - Identify existing EMW business objectives that will affect the validation of the project assumptions.

       - Review available EMW documentation pertaining to plans for the project. This documentation includes strategy, current processes, organization, business unit functions, product & marketing plans, reengineering, functional and technical requirements, current system architecture including applications and infrastructure as well as future architecture plans.

       - Gather and validate pertinent existing project documentation e.g., strategy, research, current processes related to Customer Care and Customer Acquisition.

       - Conduct interviews and workshops; Establish and review data gathering requirements, interview requirements, and deliverables' format, required deliverables contents and target audiences for the deliverables.

       COMPLETION CRITERIA:

       This task will be considered completed when IBM provides the Business Process Maps and Model to the EMW Contract Executive. These deliverables are anticipated to be continuing work-in-progress both in the Start-up Services phase as well as the Full Functional Services phase.

       DELIVERABLES:

       -    Business Process Maps and Models

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 11 -
                              Exhibit 1A SI SOW

       CTI ASSESSMENT


       IBM will perform a CTI Architectural Overview and CTI Assessment containing IBM's recommendations for the Customer Contact Center hardware and software environments will be created. The following will be included:

       -    Architectural Overview.

       -    Architectural Overview Diagram (target) - hardware/software.

       -    Detail IBM work plan.

       -    Non-functional Requirements.

       -    Test Plan & Requirements.

       -    Deployment plan & timeline.

       -    Define Developmental hardware/software requirements.

       -    Define Test Lab hardware/software requirements.

       -    Define Training Facility hardware/software requirements.

       -    Define Production hardware/software requirements.

       -    Define integration plans

       - CallPath ILB - document load-balancing requirements and specify parameters.

       -    CallPath Skills Based Routing (SBR).

       -    Document/design agent skill sets.

       -    Document SBR (Skills Based Routing) routing and priorities.

       -    Document Backup/Recovery requirements.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the CTI Architectural Overview and CTI Assessment Document to the EMW Contract Executive.

       DELIVERABLES:

       -    CTI Architectural Overview and CTI Assessment Document


       INSTALL AND CONFIGURE TELEPHONY AND CTI HARDWARE/SOFTWARE


       - TELEPHONY INFRASTRUCTURE - IBM will coordinate the installation, configuration and integration of the telephony infrastructure including:

              - Procurement of necessary PBX, ACD, and staffing software packages defined as part of the solution by IBM.

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 12 -
                              Exhibit 1A SI SOW

              - Procurement of 800 service and network connectivity as required. Coordination with vendors for telephony infrastructure installation and configuration.

              - Coordination with telephony vendors to provide infrastructure to accommodate projected volumes of calls.

       - BASE CALLPATH SOFTWARE - IBM will install, configure, and test CallPath CEO and CallPath Server software on RS/6000's - Development, Test, and Training, Production (Charlotte

       - CALLPATH INTELLIGENT LOAD BALANCING - IBM will install, configure, and test CallPath Intelligent Load Balancing software on RS/6000's - Development, Test, Training, Production (Charlotte).

       - CALLPATH PREDICTIVE DIALER - IBM will install, configure, and test CallPath Predictive Dialer software on RS/6000's - Development, Test, Training, Production (Charlotte).

       - CALLPATH SKILLS BASED ROUTING - IBM will install, configure, and test CallPath Skills Based Routing software on RS/6000's - Development, Test, Training, Production (Charlotte).

       - CALLPATH MICROSOFT VISUAL BASIC INTERFACE OCX - IBM will install, configure, and test the CallPath Microsoft Visual Basic Interface OCX software on developmental WIN NT 4.0 workstations.

       - WITNESS - IBM will install, configure, and test the Witness software package.


       COMPLETION CRITERIA:

       - Telephony Infrastructure: This task will be considered complete when the required infrastructure is in place and is performing as required.

       - Base CallPath Software: This task will be considered complete when the CallPath CEO and CallPath Server software is installed and configured on IBM RS/6000's, communicating with its associated Lucent G3 switch, and functioning, as tested via a successful demonstration of IBM's Java SoftPhone from a Windows NT 4.0 client workstation or the execution of one or more CallPath APIs via the CSEBAPI utility (included with CallPath).

       - CallPath Predictive Dialer: This task will be considered complete when the CallPath Predictive Dialer software is installed and configured on RS/6000's, communicating with its associated Lucent G3 switch, and functioning, as tested via a successful demonstration of predictive dialing of six numbers contained within a test file of numbers to be dialed.

       - CallPath Intelligent Load Balancing: This task will be considered complete when the CallPath Intelligent Load Balancing software is installed and configured on RS/6000's, communicating with its associated Lucent G3 switch(s), and functioning, as demonstrated by showing one or more calls being appropriately routed to EMW separate locations, switches, IVRs or ACD Groups.

       - CallPath Skills Based Routing: This task will be considered complete when the CallPath Skills Based Routing software is installed and configured on RS/6000's, communicating with its associated Lucent G3 switch, and functioning, as tested via successfully routing one or more calls to an appropriate "agent" extension based upon two (2) skill sets defined in the CallPath SBR tables.

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 13 -
                              Exhibit 1A SI SOW

       - CallPath Microsoft Visual Basic Interface OCX: This task will be considered complete when the CallPath Microsoft Visual Basic Interface OCX software is installed and configured on developmental WIN NT 4.0 workstations, communicating with its associated Lucent G3 switch, and functioning, as demonstrated by successfully executing one or more CallPath APIs through the included CSEBAPI.BAS utility (which executes CallPath APIs through Microsoft Visual Basic).

       - Witness: This task will be considered complete when the Witness software is installed and configure in the Customer Contact Center, functioning as demonstrated by provided QA functionality through monitoring of calls and recording with both local and remote access.

       DELIVERABLES:

       -    None


       DESIGN AND IMPLEMENTATION OF IVR IN START-UP SERVICES


       IBM will implement IVR capability in the initial Start-up Services. The IVR envisioned includes the following attributes and capabilities.

       -    Functions Supported:

              -    Market Campaign Specific Greetings and Disclosures based on
                   DNIS

              - Market Campaign or Channel Specific Promotional Messages based on DNIS

              -    Market Specific Outage Notification based on DNIS

              -    Long Wait Time Notification

              -    Alternate Access Methods Prompts (Web & Email)

              -    Call Back Option (Voice Mail)

       -    Capabilities:

              -    Table Driven Call Paths

              -    Multiple Inputs for Voice Recording

              -    Route Callers to Voicemail

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the State Table Requirements Document to the EMW Contract Executive.

       DELIVERABLES:

       -    State Table Requirements Document

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                              Exhibit 1A SI SOW

       INSTALL AND CONFIGURE DIRECTTALK/6000 SOFTWARE


       IBM will install, configure, and test DirectTalk/6000 software on the RS/6000 for Development, Test, Training and Production.

       COMPLETION CRITERIA:

       This task will be considered complete when the DirectTalk/6000 software is installed and configured on the IBM RS/6000, communicating with its associated Lucent G3 switch, and functioning, as tested via a successful demonstration.

       DELIVERABLES:

       -    None.


       DIRECTTALK/6000 STATE TABLE DEVELOPMENT


       IBM will create State Tables that will enable the DirectTalk/6000 software to interact with the other applications.

       COMPLETION CRITERIA:

       This task will be considered complete when the DirectTalk/6000 State Tables perform their functions as described in a State Table Requirements Document.

       DELIVERABLES:

       -    None.


       SOFTPHONE CUSTOMIZATION


       IBM will conduct a review of the Visual Basic SoftPhone (for Lucent G3) and document requested alterations and/or enhancements. IBM will modify SoftPhone to support the EMW environment.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM completes SoftPhone Integration Testing and Acceptance Testing.

       DELIVERABLES:

       -    None

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                              Exhibit 1A SI SOW

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       2.3.2.2. REVENUE MANAGEMENT

       REVENUE MANAGEMENT services solution will be based upon the Banner, Bluegill, CWA, and VeriTRAN applications. These applications will be enhanced as a result of requirements gathered from EMW. Interfaces to Utility Distribution Companies to be determined in Start up Services will be developed.

       This activity includes the following specific tasks:


       DEFINE THE REVENUE MANAGEMENT APPLICATION AND INTERFACE REQUIREMENTS AND CHANGES


       The Functional Scoping documents outline the changes requested by the EMW end user or dictated by the project needs to the Banner, CWA, and VeriTRAN applications. IBM will develop Process Flows that represent the flow necessary to support EMW's business requirements. IBM will map the process flows to the Revenue Management applications and Utility Distribution Companies. This task will require discussions with the EMW representatives in order to verify that the process flows satisfy the requirements defined by EMW.

       IBM will develop Use Cases in order to provide functional scope boundaries for the solution and map the function to specific interactions.

       The Use Cases will be used in conjunction with the process flows to define the functional scope for EMW.

       IBM will work with EMW to define the functional changes to be implemented in the Start up Services phase. The remainder of the functional changes will be implemented in the Full Functional Services phase.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Process Flows and Use Cases to the EMW Contract Executive.

       DELIVERABLES

       -    Process Flows

       -    Process Flow Descriptions

       -    Use Cases


       INSTALL AND MODIFY REVENUE MANAGEMENT APPLICATIONS


       IBM will work with the Revenue Management Application software vendors as required to modify the applications as specified in the DEFINE THE REVENUE MANAGEMENT APPLICATION AND INTERFACE CHANGES task for the Start up Services phase. IBM will install and modify the Banner,

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                              Exhibit 1A SI SOW

       CWA, and VeriTRAN applications in the pre-production environment. IBM will provide for integrated functionality and interfaces to accommodate credit cards, bank cards, ACH and check lock box providers.

       COMPLETION CRITERIA

       This task will be considered complete when the modified, pre-production versions of Banner, CWA, and VeriTRAN has been successfully installed on the pre-production test environment in preparation for product testing.

       DELIVERABLES

       -    Document on modification of customization to application packages


       ESTABLISH THE MARKETPLACE INTERFACES


       IBM will develop, test and implement interfaces for up to three UDC markets and other external entities as specified in the DEFINE THE REVENUE MANAGEMENT APPLICATION AND INTERFACE REQUIREMENTS AND CHANGES task for the Start up Services phase to support the full transaction sets required in these markets for Customer Acquisition, Customer Care, and Revenue Management Services. These services include interface coordination with the target UDC or entity, including communication, updates or modifications to the interface.

       COMPLETION CRITERIA

       This task will be considered complete when IBM has successfully demonstrated that the communications between the solution and the UDCs are occurring.

       DELIVERABLES

       -    Test results

       CREATE TEST PLAN


       The test plan provides the strategy for which IBM plans to test the changes defined by the DEFINE THE REVENUE MANAGEMENT APPLICATION AND INTERFACE REQUIREMENTS AND CHANGES task for the Banner, CWA, and VeriTRAN applications.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the completed Test Plan to the EMW Contract Executive.

       DELIVERABLES

       -    Test Plan

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                              Exhibit 1A SI SOW

       PERFORM PRODUCT TESTING ON THE REVENUE MANAGEMENT APPLICATIONS AND INTERFACES


       Based upon Use Cases developed earlier, in this task IBM will develop test cases and conduct product and interface testing on the Revenue Management Applications. Successful execution of these tests will confirm the Revenue Management applications functional and interface changes and allow delivery to the customer for user acceptance test and/or promotion to production.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Test Cases and the Test Execution Results indicating successful completion of the test cases to the EMW Contract Executive.

       DELIVERABLES

       -    Test Cases

       -    Test Execution Results


       APPLICATION DEPLOYMENT


       IBM will work with EMW during their User Acceptance Test to resolve problems found and then promote the applications to the production environment.

       COMPLETION CRITERIA

       This task will be considered complete when the EMW User Acceptance Test has completed successfully and the final tested applications and interfaces have been promoted to the production environment.

       DELIVERABLES

       -    None.

       2.3.2.3. BUSINESS INTELLIGENCE

       BUSINESS INTELLIGENCE services will identify opportunities within the Customer Acquisition, Customer Care, and Revenue Management business process flows and incorporate them in Business Intelligence activities. An operational data store will be designed and implemented which will allow for real-time synchronization of applications across outbound and inbound channels.. The focus in Start-up Services phase is to establish the data gathering infrastructure necessary to support the deployment of the full Business Intelligence functionality in the Full Function phase.

       This activity includes the following specific tasks:

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                              Exhibit 1A SI SOW

       BUSINESS INTELLIGENCE PROCESS REQUIREMENTS


       The purpose of this task is to identify and review opportunities within the Customer Acquisition, Customer Care, and Revenue Management business process flows to incorporate Business Intelligence activities. Business Intelligence processes allow targeted insights into decisions for such things as acquisition, retention, cross-sell, personalized customer experience, and customer profitability.

       IBM will perform the following subtask to develop a Business Intelligence sub process model:

       - Review major processes within Customer Acquisition, Customer Care, and Revenue Management.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the BI Sub Process Model to the EMW Contract Executive.

       DELIVERABLES

       - BI Sub Process Model- Documented BI sub processes within the major business processes in Customer Acquisition, Customer Care, and Revenue Management.


       OPERATIONAL DATA STORE DATA MODEL


       The purpose of this task is to develop a detailed physical operational data structure that allows real time synchronization of all EMW data.

       IBM will perform the following subtasks to develop the detailed logical data model:

       -    Develop detailed operational data store logical data model.

       -    Develop detailed operational data store physical data model.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Logical and Physical Data Store/Data Model to the EMW Contract Executive.

       DELIVERABLES

       - Logical and Physical Data Store/Data Model- Documented detailed logical and physical operational data store data model required to support real time synchronization of Customer Care, order management and Revenue Management applications across all outbound and inbound channels.

       -    Business rules data store


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                              Exhibit 1A SI SOW

       OPERATIONAL DATA STORE DATA ARCHITECTURE DEVELOPMENT


       The purpose of this task is to define and describe the architectural components (building blocks) of the Operational Data Store.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Data Architecture Document to the EMW Contract Executive.

       DELIVERABLES

       -    Data Architecture Document containing ODS component models.


       OPERATIONAL TECHNICAL INFRASTRUCTURE DEVELOPMENT


       The purpose of this task is to specify the technical infrastructure to provide the extensions and enhancements to support the operational environment.

       IBM will perform the following subtasks to develop and test the Technical Infrastructure to support the operational environment:

       -    Perform Technical Infrastructure Design for:

              -    Operational Data Store

              -    Data Warehouse

              -    Analytic Applications(Mining and OLAP)

              -    Middleware products(MQ series,XML)

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Technical Infrastructure Document to the EMW Contract Executive.

       DELIVERABLES

       - Technical Infrastructure Document containing physical component models.


       OPERATIONAL DATA STORE PROCESS DESIGN


       The purpose of this task is to design, build and unit test the business processes and technical processes to populate the operational data store.

       IBM will perform the following subtasks to develop and test the processes to populate the Operational Data Store (ODS):

       -    Develop data acquisition and update specifications.

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                                     Exhibit 1A SI SOW

       -    Develop data retention rules.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Operational Data Store and Process Design Documents to the EMW Contract Executive.

       DELIVERABLES

       - Operational Data Store Document containing ODS database descriptions.

       - Process Design Document containing program specifications for extract, transform, load (ETL) processes.

       -    Data Integrity Rules & processes


       OPERATIONAL DATA STORE IMPLEMENTATION PLANNING


       The purpose of this task is to produce an implementation plan for the operational environment.

       IBM will perform the following activities and associated tasks to produce a plan for the implementation of the environment:

       -    Create ODS Implementation Plan.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the ODS Implementation Plan to the EMW Contract Executive.

       DELIVERABLES

       -    ODS Implementation Plan


       OPERATIONAL DATA STORE POPULATION API DEFINITION


       The purpose of this task is to design and build specifications for proper operational data store access and usage.

       IBM will perform, the following subtasks to develop and test the processes to populate the database:

       -    Design API Specifications.

       -    Design API Test Specifications.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the API Specifications Document to the EMW Contract Executive.

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                                     Exhibit 1A SI SOW

       DELIVERABLES

       - API Specifications Document containing the programming specifications for the development of modules within the Operational Applications (e.g., Clarify, SCT Banner) to populate data into the Operational Data Store.


       OPERATIONAL DATA STORE TEST PLANNING


       The purpose of this task is to produce a comprehensive test plan identifying test environments, test tools and estimated schedules.

       IBM will perform the following subtask to produce a plan for testing the environment:

       -    Create ODS Test Plan.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the ODS Test Plan to the EMW Contract Executive.

       DELIVERABLES

       - ODS Test Plan containing test setup and outcome specifications for each ODS interface point.


       OPERATIONAL DATA STORE ENVIRONMENT TESTING


       The purpose of this task is to set up a test environment and to perform system and user testing.

       IBM will perform the following subtasks to set-up a test environment and to undertake system and user testing in accordance with the approved Solution Validation Plan: Confirm Solution Generation.

       -    Initiate Solution Validation.

       -    Set-up Testing Environment.

       -    Perform System Test.

       -    Perform User Acceptance Test including testing of API's

       -    Confirm Solution Validation.

       COMPLETION CRITERIA

       This task will be considered complete when IBM has conducted the System Test and User Acceptance Test.


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                                     Exhibit 1A SI SOW

       DELIVERABLES

       -    None


       PRODUCTION OPERATIONAL DATA STORE IMPLEMENTATION


       The purpose of this task is to set up the production environment, deploy the support organization, and implement the tested environment into production.

       IBM will perform the following subtasks to set-up the production environment, deploy the support organization, and cut-over to production in accordance with the approved ODS Implementation Plan: Initiate Deployment.

       -    Set-up Production Environment.

       -    Deploy Client Support.

       -    Cut-over to Production.

       -    Confirm Deployment.

       COMPLETION CRITERIA

       This task will be considered complete when the tested environment has been implemented into production.

       DELIVERABLES

       -    None


       APPLICATION INTERFACE DOCUMENTATION DEVELOPMENT


       The purpose of this step is to design and build specifications for the data requirements for inter-application interfaces. These specifications are to be provided to the API coding team for implementation.

       IBM will perform, the following activities and their associated tasks to develop the documentation required as input to the design and construction of the inter-application APIs:

       -    Inventory of the inter-application interface

       -    Design API data specifications.

       DELIVERABLE MATERIALS

       IBM will provide EMW with the following deliverable materials:

       - Application Interface Inventory Document - Documented inventory of the Application Interfaces with source and target systems and the latency requirements for each interface.


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                                     Exhibit 1A SI SOW

       - API Data Interface Documents - Documented API data specifications for each source and target interface in the Application Inventory Document

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides Metadata Repository Implementation Document and Plan to the EMW Contract Executive.


       METADATA REPOSITORY STRATEGY DOCUMENT


       The purpose of this task is to provide EMW with a comprehensive strategy for Metadata Repository with detailed explanation of what a metadata repository is, how it is used and the benefits of having one.

       IBM will perform the following subtasks to develop Metadata Strategy
       Document:

       - Review and collection of IBM Intellectual Capital and industry best practices.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides Metadata Repository Strategy Document to the EMW Contract Executive.

       DELIVERABLES

       - Metadata Repository Strategy Document - Documented approach and plan for defining and justifying a Metadata Repository. Document will describe the content and benefits of implementing a Metadata Repository.


       METADATA REPOSITORY IMPLEMENTATION DOCUMENT AND PLAN


       The purpose of this task is to provide EMW with a detailed tactical plan and a project plan for implementing the Metadata Strategy.

       IBM will perform the following subtasks to develop Metadata Implementation Document and Plan:

       -    Develop a tactical plan based on the Metadata Strategy Document.

       -    Develop a project plan with activities and tasks with resources.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides Metadata Repository Implementation Document and Plan to the EMW Contract Executive.


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                                     Exhibit 1A SI SOW

       DELIVERABLES

       - Metadata Repository Implementation Document - Documented approach and plan for tactical implementation of a metadata repository.

       -    Metadata Repository Implementation Project Plan


       MARKETING WORKSHOP


       The purpose of this task is to facilitate quick and effective validation of data and processes necessary to support both product push and customer pull marketing business models. This workshop includes campaign management and customer-specific targeted marketing processes. IBM will uncover the data requirements for EMW to be successful in its marketing efforts. The result of this workshop provides the implementation team with the necessary direction for designing and building customer acquisition models; customer retention and cross-sell models; personalization needs and methods; customer, product and business process profitability analyses; and campaign management response tracking.

       The marketing workshop will incorporate our knowledge of targeted, multi-channel, customer-specific marketing processes; IBM's consulting expertise in direct and database marketing; and campaign management intellectual capital. This workshop will be broken into the following sections based on EMW's customer relationship initiatives:

       - Develop an understanding of EMW's multi-channel marketing strategy and its relationship to the eBI methodology.

       - Identify EMW's direct and targeted marketing high-level functional requirements for campaign management.

       - Establish efficient and cost effective means of meeting the functional requirements.

       - Establish a base line of the marketing information and performance metrics necessary to support customer relationship marketing related to acquisition, retention, cross-sell and experience-enhancing processes across the direct mail, call center and web channels.

       -    Determine desired profitability analyses.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Summary of Findings Document to the EMW Contract Executive.

       DELIVERABLES

       - Summary of Findings Document- Within the context of CRM, the Summary of Finding Document contains minutes of the workshop and a prioritized, by business impact, list issues that arise in the workshop.


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                                     Exhibit 1A SI SOW

       CAMPAIGN MANAGEMENT SOLUTION DEFINITION


       The purpose of this task is to establish definitions and required functions of multi-channel Campaign Management (CM) both for inbound and outbound for EMW. This activity is an amalgam of Business Intelligence, knowledge management, and e-business processes. The business value of this method is an integrative, multiple channel - web, call center, direct mail - approach which provides a unitized view of the customer.

       From the results of the Marketing workshop, IBM will provide high level direction and definition for the campaign management solution:

       - Design processes and data necessary to support EMW's campaign management needs.

       -    Determine "best fit" technology solution.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Solution Definition Document to the EMW Contract Executive.

       DELIVERABLES

       - Solution Definition Document- Within the context of CM, the Solutions Definition Document contains the recommendations, descriptions, business impact and values, and dependencies and interactions with other initiatives within the project. This document will continue to evolve and be further refined in second phase, Full Function Services.


       WEB METRICS ANALYSIS TOOLS EVALUATION AND SELECTION]


       The purpose of this task is to evaluate and select the appropriate web metrics tool for analysis of the EMW website. This analysis will be done initially during the Start-up Services phase and will be further refined and finalized during the Full Functional Services phase.

       IBM will perform the following subtasks to select a web metrics tool for
       EMW:

       -    Evaluate the web metrics tools available in the marketplace.

       -    Evaluate the needs and requirements of the EMW users.

       - Select an appropriate web metrics tool based on user requirements, functionality and scalability of tool, hardware and software requirements, fit within the existing EMW environment, ability to incorporate into the future analysis functions of EMW, and the status and stability of the company owning the product.

       - Provide recommendations for the customizing needs for the selected tool.

       - Provide interface requirements to Website User Interface and Website Technical Implementation and Integration vendor(s).


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                                     Exhibit 1A SI SOW

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Tool Evaluation Document to the EMW Contract Executive.

       DELIVERABLES

       -    Tool Evaluation Document


       FULL FUNCTIONAL REFINEMENT RECOMMENDATIONS


       The objective of this task is to refine and enhance EMW's multi-channel customer-centric solution. The Business Intelligence team will perform a formal review of the Start-up Services deliverables as outlined in this Statement of Work. The team will conduct design reviews and walk-throughs with EMW to validate that the solution will satisfy the defined service level requirements and to confirm that the solution will be adequate to support defined system requirements.

       IBM will perform the following subtasks to determine EMW's opportunity areas and to assemble the Solution Recommendation Document:

       -    Assemble Solution Recommendation Document.

       -    Present Solution Recommendation and confirm EMW commitment.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Solution Recommendation Document to the EMW Contract Executive.

       DELIVERABLES

       - Solution Recommendation Document- contains recommendations on specific, prioritized activities that EMW could undertake to increase revenue, decrease costs, or enhance the customer experience.

       2.3.2.4. KNOWLEDGE MANAGEMENT

       KNOWLEDGE MANAGEMENT services will include the implementation of an e-care and knowledge management system. During the Start-up Services, the primary focus in Knowledge Management area is to establish the design integration with the balance of the overall solution and to establish basic infrastructure, particularly data capture and data base aspects. The e-care system (deployed in Full Functional Services) will be comprised of the following assets: automated e-mail and web-forms (ERMS), and virtual web chat (WebGenie) capabilities based on text processing machine learning "artificial intelligence" (AI) technology from Watson Laboratories (IBM Mail Analyzer). The knowledge management system will provide customer web customization, personalization, profiling and tracking. It encompasses the development and management of a support-


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                                     Exhibit 1A SI SOW
       knowledge base, and it will be integrated with ERMS, WebGenie and Clarify. The knowledge management infrastructure can also be leveraged by EMW Business Intelligence applications

       This activity includes the following specific tasks:


       CUSTOMER ACQUISITION, CUSTOMER CARE, AND REVENUE MANAGEMENT: WEB ORDERING, STATUS, INFORMATION BACKEND INTEGRATION


       An element of the EMW Web Channel solution (provided separately by EMW) is the browser based thin client presentation component. The plan is for a combination of Clarify and SCT to provide the identified capabilities (some will be deferred to the Full Functional Services phase) to interface to and support web-based registering and ordering, checking status, and retrieving information. The scope of this task is to (a) examine and validate the additional interface requirements, and (b) architect, design, develop, and deploy the interfaces with the appropriate backend systems.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables specified below to the EMW Contract Executive.

       DELIVERABLES

       -    Knowledge Management Architecture Specification Document

       -    Detail Design Document

       -    Usability Test Plan

       -    Unit Tested Source Code

       -    Deployment Plan

       -    System Test Report

       -    User Acceptance Test Report

       -    Updated Transformation Management Plan


       CUSTOMER CARE, CUSTOMER ACQUISITION, REVENUE MANAGEMENT: MESSAGING


       The proposed Customer Contact Center for Customer Care Services requires a messaging infrastructure to be established to support the CSR's in the execution of their tasks. This task provides the required services for messaging capabilities using Lotus Notes. It is assumed that all messaging related services required for Start up Services are provided by the standard capabilities of Notes.


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                                     Exhibit 1A SI SOW

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables specified below to the EMW Contract Executive.

       DELIVERABLES

       -    Messaging Architecture Specification Document

       -    Detail Design Document

       -    Usability Test Plan

       -    Deployment Plan

       -    Transformation Management Plan


       CUSTOMER CARE,  CUSTOMER ACQUISITION, REVENUE MANAGEMENT: KNOWLEDGEBASE


       An element of the EMW Web, voice, and e-mail Channel solution is Customer Profiling. In the Start up Services phase, the in-scope activities focus on knowledge collection that will be used in the Full Functional phase for Campaign management (in conjunction with Business Intelligence Solutions), e-care (Lotus), Personalization, Direct Marketing, and Pricing (potentially). Knowledge search and retrieval capabilities are out of scope for the Start up Services phase with the exception of basic retrieval for testing purposes. The emphasis in Start-up Services is on preparation to deploy a knowledge base repository. The scope of this task is to (a) examine and validate the knowledge store and business rules requirements, and (b) architect, design, develop, and deploy the knowledge base. Based on business requirements validation and associated time constraints, the scope of this task will include the implementation of an operational system providing the following functionalities:

       - Ability to automatically and continuously gather info from internal sources i.e. continuously update a common knowledge base so that the latest resolutions are available.

       -    Ability to display text search results by highest occurrence.

       -    Ability to search based on:

              -    Word stems, Key words, subject

              -    Synonyms, proper names, alphabetically

       - Ability to capture customer questions to track most FAQ's, e.g. enter customer question associated with a category (product or service).

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables specified below to the EMW Contract Executive.


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                                     Exhibit 1A SI SOW

       DELIVERABLES

       -    Knowledge Base Architecture Specification Document

       -    Technical Prototypes

       2.3.2.5. e-BUSINESS

       e-BUSINESS Start up Services incorporate the key components required to interface EMW's solution for a web-based front-end into the IBM provided back-end applications. In Start-up Services, these tasks involve gathering Requirements, defining processes flows (as related to Prospect Inquiry) and developing a solution outline to analyze and establish the interfaces for the web solution to the back-end applications including customer sign-up, customer care, bill presentment and payment functionality. Later, Full Functional Services scope for e-business delivers the personalization efforts, messaging, knowledge management, and Data Warehousing.

       This SOW does not include the Web Site User Interface Look and Feel, Content, and Flow, nor does it include the Web Site technical implementation and integration scope. EMW will procure these services outside this SOW.

       This activity includes the following specific tasks:

       e-BUSINESS PROJECT APPROACH AND PLAN

       This task confirms project scope, and identifies and assesses any risks and/or issues to the project schedule and requirements. In addition, a detailed project plan will be established, which will assign project resources to specific work efforts. IBM subtasks include the following:

       -    Confirm e-business project scope.

       -    Conduct methodology adoption workshop.

       -    Further refine e-business project plan.

       -    Develop top-down project resource requirements.

       COMPLETION CRITERIA

       This task will be considered complete when the Top-Down Project Resource Requirements have been developed along with the balance of the overall integrated plan, including schedules, tasks, resource, and milestone deliverables.

       DELIVERABLES

       -    The project plan


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                             Exhibit 1A SI SOW

       SOLUTION REQUIREMENTS

       This task outlines the requirements for the system and verifies that all future decisions reflect the business priorities. IBM subtasks include the following:

       -    Develop User Profiles.

       -    Develop/Refine Business Process Models and Maps.

       -    Define and Categorize Requirements.

       COMPLETION CRITERIA

       This task will be considered complete when IBM has provided the Business Process Models and Maps and the Functional /Non-functional Requirements to the EMW Contract Executive.

       DELIVERABLES

       -    Business Process Models and Maps

       -    Functional/Non-functional Requirements

       -

       e-BUSINESS ARCHITECTURE MODEL

       This task defines an e-business architecture model for the proposed system and verifies that the architectural solution can meet business requirements, including non-functional requirements. Also, the integrated view of architecture for the overall solution will be maintained while the e-business architecture is detailed.

       The model also enables assessment of viability and risks in implementing and deploying the system, and enables realistic estimation of effort and costs. IBM subtasks include the following:

       -    Develop Architectural Overview.

       -    Survey Available Assets.

       -    Develop High Level Component Model.

       -    Develop Common Data Model

       - Design API's for interfacing IBM provided back-end solutions and infrastructure to EMW provided Website Solutions.

       COMPLETION CRITERIA

       This task will be considered complete when IBM has delivered the System Context Diagram, Architectural Overview Diagram, Component Model, API Specifications and the Non-Functional Requirements to the EMW Contract Executive.


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       DELIVERABLES

       -    System Context Diagram

       -    Architectural Overview Diagram

       -    Component Model

       -    API (to Website) Specifications Document

       -    Non-Functional Requirements

       SOLUTION DEPLOYMENT

       This task facilitates a shared understanding of the appropriate deployment process for the remaining tasks, and provides context and rationale for the estimate. IBM subtasks include the following:

       -    Develop Release Plan.

       -    Develop Initial Deployment Plan.

       -    Define Configuration Management Procedures.

       -    Analyze business flows.

       -    Create use cases.

       -    Test cases

       COMPLETION CRITERIA

       This task will be considered complete when the Initial Deployment Plan has been delivered to the EMW Contract Executive.

       DELIVERABLES

       -    Initial Deployment Plan

       DATA MODELING

       This task analyzes the data model integration and the Web-site interface with the Customer Information Systems (CIS), Revenue Management Systems
       (RM), and the data store (ODS). It also reviews and analyzes conceptual relationships between CIS, RM and ODS and confirms API definition/specifications to support the interface between the EMW Website and the IBM delivered systems.

       COMPLETION CRITERIA

       This task will be considered complete when the integration touch points have been identified.


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       DELIVERABLES

       -    Expanded physical/logical data modules

       -    Business rules data store

       CONDUCT SYSTEM TESTS

       This task executes e-business system testing against the specified and developed interfaces. It is designed to exercise the application functions and verify proper execution of the application with other application interfaces, verify that the system is functionally correct and operationally sound, and perform additional testing in regards to transaction flow, stress / volume, and regression testing.

       This testing will require coordination and cooperation with EMW Website vendor(s).

       Subtasks include the following:

       -    Prepare Environment for System Testing.

       -    Validate API Interfaces.

       -    Execute System Tests.

       -    Evaluate Build Cycle Results.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Test Report to the EMW Contract Executive.

       DELIVERABLES

       -    Test Report


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       2.3.2.6. BUSINESS INFRASTRUCTURE

       BUSINESS INFRASTRUCTURE services provide the overall systems integration design and implementation for the customer acquisition, customer care, and revenue management components in addition to the architecture, standards and guidelines, common repositories, performance models, and interfaces. This area of activity will be undertaken early in the project start-up and at an overall team level in order to facilitate an integrated approach to requirements definition, business process confirmation, architecture, and common data model as well as the development of an integrated solution as individual teams accomplish their package implementation/integration tasks.

       This activity includes the following specific tasks:

       REQUIREMENTS GATHERING TASKS

       DATA GATHERING

       IBM will undertake the data sessions with selected EMW executives, other personnel as appropriate, the extended project team and focus groups with customers (as needed). The purpose is to gather new or changed information as a basis for developing business driven requirements.

       Data gathering will include the following as appropriate but is not limited to:

       -    EMW initial background data.

       - Pertinent and relevant research data (marketing, sales, service, technology etc.).

       -    Determine the information provision capability of EMW.

       - Business strategy and other major initiatives with impact probability.

       -    Identify required data for assumption analysis.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM has gathered the relevant information for Start up Services.

       DELIVERABLES:

       -    None.


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       REQUIREMENTS DEFINITION/VALIDATION

       IBM will identify, decompose, compare, and validate data pertinent to all assumptions including business scenario requirements for the assessment of the Customer Acquisition and Customer Care components (commodity products/services) of the EMW initiative.

       Analysis subtasks for the business scenarios will include but are not limited to the following:

       -    Data synthesis.

       -    "Go-Live" Requirements identification/validation.

       -    Business Process Mapping.

       -    Gap review and prioritization.

       -    Conclusion composition.

       -    Solution compilation.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the Business Process Maps to the EMW Contract Executive.

       DELIVERABLES:

       -    Business Process Maps

       IDENTIFY FUNCTIONAL GAPS

       IBM will provide a document describing how the selected CRM package and contact center tools support the execution of the defined business processes. The analysis highlights the gaps where business processes are not fully supported.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the Functional Gap Analysis Document to the EMW Contract Executive.

       DELIVERABLES:

       -    Functional Gap Analysis Document


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       ARCHITECTURE DEFINITION TASKS

       DEVELOP ARCHITECTURE OVERVIEW AND IDENTIFY MAJOR SOLUTION COMPONENTS

       IBM will develop a schematic diagram that represents functional components and IT building blocks of the "to-be" IT system. The depiction will include an overview of the main conceptual elements and the relationships present in the architecture. Elements will include:

       - Start up Services integration points for simple, medium, and complex systems.

       This architecture design will be refined and updated over time as work progresses and experience dictates.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM has provided the Architectural Overview Diagram to the EMW Contract Executive.

       DELIVERABLES:

       -    Architectural Overview Diagram

       DEFINE EXTERNAL INTERFACES

       IBM will provide a summary of the interfaces to external systems as identified in the Requirements Gathering process. External systems related to the following integration points will defined for Quick Start Integration Points.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the External Interfaces Summary Document to the EMW Contract Executive.

       DELIVERABLES:

       -    External Interfaces Summary Document

       DEVELOP INTEGRATION ARCHITECTURE FRAMEWORK FOR DATA AND APPLICATION INTERFACES

       The proposed solution for EMW encompasses COTS (Commercial-off-the-Shelf) packages and assets that span the Customer Acquisition, Customer Care, and Revenue Management Services. The IAF provides the glue (systems integration design) for these components in addition to the architecture, standards and guidelines, common repositories, performance model, and interfaces. The input to the architecture will include the application, infrastructure, user interface,


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       information, and environment architectures of the packages. The output will be the framework as described above that may be used by the component teams to effectively integrate their components.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the deliverables as defined below to the EMW Contract Executive.

       DELIVERABLES

       -    Validated System Requirements Specification Document

       -    Integration Architecture Specification Document

       BUILD/TEST TASKS

       INITIATE DEVELOPMENT AND TEST THE PACKAGES

       The objective of this task is to develop the work plan and procedures, assign the necessary resources and assets, orient the project team, and review the requirements of the project for the purposes of developing and testing the Clarify, Banner and other application packages.

       COMPLETION CRITERIA:

       This task will be considered complete when the development and test package initiation subtasks have been completed.

       DELIVERABLES:

       -    Test Report Summaries

       CONDUCT IT DESIGN AND DEPLOYMENT PLAN

       The objective of this task is to develop the architecture for the development, test and training labs. Key Non-functional requirements and acceptance criteria (documented as use cases) are also defined. In addition the processes and procedures and testing, training and deployment approaches are defined.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.


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       DELIVERABLES:

       -    Development IT Infrastructure Document

       -    Test IT Infrastructure Document

       -    Training IT Infrastructure Document

       -    Non-functional Requirements

       -    Technology Deployment Plan

       -    Test Plan

       -    Use Cases

       -    Training Plan

       BUILD THE TEST LAB

       During this task the necessary test server, network, workstation and telephony hardware and software will be installed and tested.

       COMPLETION CRITERIA:

       This task will be considered complete when the server, network, workstation and telephony hardware and software for the test environment are installed and tested.

       DELIVERABLES:

       -     None


       TEST THE INFRASTRUCTURE

       During this task the necessary development server, network, workstation and telephony hardware and software will be installed and tested.

       COMPLETION CRITERIA:

       This task will be considered complete when the server, network, workstation and telephony hardware and software for the development environment are installed and tested.

       DELIVERABLES:

       -    None


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

       CONFIGURE THE PACKAGES

       The objective of this task is to install and configure the Clarify, SCT Banner, and other application packages as required for the development, test and training environments.

       COMPLETION CRITERIA:

       This activity will be considered complete when the applications are installed and configured for the development, test and training environments.

       DELIVERABLES:

       -    Call Scripts loaded in Clarify

       -    Call Guides loaded in Clarify

       SOLUTION INTEGRATION AND BUSINESS PROCESS MAPS

       IBM will integrate, as appropriate, the detailed business process output of the Customer Acquisition and Customer Care business scenarios with the Customer Acquisition / Customer Care contact center management processes, contact center technology-build out project and Web-build out project. Specific solution integration points to be addressed include:

       START UP SERVICES FOCUS:

       -    Application packages configured

       -    Application packages interfaces established

       -    Overall Data Model established and integrated across all solutions

       -    Confirm architectural design and scaleability

       -    Confirm integration of solution and Business Process enablement

       COMPLETION CRITERIA:

       This task will be considered complete when technology and business/management process integration is demonstrated.

       DELIVERABLES:

       -    None


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

       SOLUTION PROTOTYPE/PILOT IMPLEMENTATION

       IBM will prototype/pilot selected business scenarios as appropriate. Prototypes and pilots will include but are not limited to the interaction of business process/contact center management processes and technology with Web technology and business scenario application. (e.g. establishing new service for a new customer on-line and in the contact center).

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides revised Business Process Maps to the EMW Contract Executive.

       DELIVERABLES:

       -    Business Process Maps

       PERFORM INTEGRATION TESTS

       The objective of this task is to verify that components of the infrastructure (hardware and software) operate as described in the use cases.

       COMPLETION CRITERIA:

       This task will be considered complete when integration tests have been completed and IBM provides the Integration Test Report to the EMW Contract Executive.

       DELIVERABLES:

       -    Integration Test Report

       PERFORM SYSTEM TESTS

       The objective of this task is to validate the architecture and components end-to-end. The following tasks will be performed:

       - Verify logical combinations of scenarios are functioning in accordance with the use cases.

       -    Verify the system can recover from common error conditions.

       - Verify the system security features meet security requirements of the system.

       COMPLETION CRITERIA:

       This task will be considered complete when the system testing is completed and IBM provides the System Test Report to the EMW Contract Executive.


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       DELIVERABLES:

       -    System Test Report

       PERFORM USER ACCEPTANCE TEST

       The objective of this task is to perform user acceptance testing and performance testing based on the use cases and performance requirements determined during the Requirements Definition task and obtain EMW sign off for the implementation of the integrated applications. EMW participation as the User will be required here.

       COMPLETION CRITERIA:

       This task will be considered complete when user acceptance testing is completed and IBM provides the User Acceptance Test Report to the EMW Contract Executive.

       DELIVERABLES:

       -    User Acceptance Test Report

       CUTOVER TO PRODUCTION ENVIRONMENT

       During this task the integrated system is cut over to the production environment.

       COMPLETION CRITERIA:

       This task will be considered complete when the integrated system is installed in the production environment.

       DELIVERABLES:

       -    None

       TRAINING TASKS

       BUILD AND INSTALL THE CSR TRAINING FACILITY

       During this task the necessary server, network, workstation and telephony hardware and software will be installed and tested for the CSR training environment.

       COMPLETION CRITERIA:

       This task will be considered complete when the server, network, workstation and telephony hardware and software for the training environment are installed.


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       DELIVERABLES:

       -    None

       DELIVER CSR AND SUPPORT TRAINING MATERIALS

       During this task end-user and support personnel training is developed and delivered. Training plans are also reviewed and revised as needed and training schedules are developed.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the CSR and System Administrator Training Materials to the EMW Contract Executive.

       DELIVERABLES:

       -    CSR Training Materials

       -    System Administrator Training Materials

       EDUCATION AND TRAINING

       The Education and Training plan will be developed jointly and in coordination with EMW. It provides a plan for the development of the material to be used in the training of the CSRs. The Education and Training Plan also provides recommendations for the roll out plan for the end user training, including the training of the instructors, the classes and the updating of the training material, if necessary. The roll out plan will be developed jointly and in coordination with EMW, and will take into consideration the different locations to be used for training delivery, and the logistics surrounding the classes. The roll out plan for the end user education and training delivery will be developed jointly and in coordination with EMW organization.

       The plan for the development of end user material contains the following:

       -    Terminology to be used in the training material.

       - A list of training topics to be covered and their initial sequence in training modules.

       - The delivery method includes group, personal, and CBT training methods.

       -    A list of materials to be developed.

       -    Media specifications for training materials.

       -    Standards to be used for the different types of training material.

       -    Identification of development resources.

       -    Identification of plans for documentation.

       - The number of attendees each training module, and how many times each module should run.


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

       - An identification of who the instructors are for each training module.

       -    Dates and locations for the TTT (Train-the-Trainer) classes.

       -    Scheduling of the CSR training.

       -    Publication of training materials.

       -    Version control of training manuals

       -    Conduct training sessions.

       COMPLETION CRITERIA:

       This task will be considered complete when IBM provides the Training Plan to the EMW Contract Executive and the initial CSR training program is completed.

       DELIVERABLES:

       -    Training Plan

       -    Training sessions

       2.3.2.7. REQUIREMENTS START-UP SERVICES CHECKPOINT

       CONDUCT REQUIREMENTS CHECKPOINT

       The purpose of this task is to perform a checkpoint analysis of the Start-up Services solution The requirements and information gathered from the Start up Services activity will be reviewed comparing these to the delivered Start-up solution. This analysis will be validated by both the IBM and EMW Contract Executives. Immediately after the review interval, a review meeting will be held to discuss and resolve any issues where the delivered solution and requirements are not fully in sync.

       Additionally, EMW requirements will be reviewed for changes and clarifications based upon the work done in the Start-up Services and based upon changing/evolving EMW business plans and strategies.

       Using these assessments, prioritization of tasks and objectives for the Full Functional Services phase will be established and will be used in the planning efforts for the next phase.

       DELIVERABLES:

       -    Steady State Solution Assessment and Recommended Phase 2 Priorities


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       2.3.3. FULL FUNCTIONAL SERVICES

       During the Full Functional Services phase additional functionality will be added to the Start up Services solutions in order to fulfill all of the functionality requirements of Appendix A. The Full Functional Services phase is targeted to be complete ten months after the Start-up Services are complete.

       IBM will perform the following activities to assist EMW to implement the above noted project scope as indicated below. Given that the first step in this phase is to review and reset the anticipated plan for the Full Functional Services, the write-up below will emphasize those areas which focus on the incremental functionality being provided in this phase rather than repeating the entire solution, a portion of which was to have been delivered in Start-up Services phase. For reference, the functionality indicated in Appendix A represents the overall functional requirements for the overall solution at the end of the Full Functional phase.

       2.3.3.1. CONDUCT REQUIREMENTS CHECKPOINT

       The purpose of this task is to re-verify that the Full Functional Service requirements for the system are fully agreed to between IBM and EMW.

       The requirements and information gathered during the Start-up Services Assessment effort will be reviewed and validated by both the IBM and EMW Contract Executives. Immediately after the review interval, a review meeting will be held to discuss and resolve any issues. The EMW Contract Executive will be requested to approve any requirements changes and clarifications in writing, within a three-day interval after the review meeting. At the conclusion of this activity, the IBM project team will re-validate the project development estimates, schedules and charges. Changes to the estimates, schedule, and charges will be communicated to the EMW Contract Executive and processed through the Project Change Control Procedure. Specific sub-tasks are:

       1. Hold requirements review meeting with the EMW Contract Executive.

       2. Log requirements changes.

       3. Establish the project effort, schedule and costs.

       4. Develop plan for completing Full Function Services requirements.

       DELIVERABLES:

       -    Revised Full Functional Services Plan

       2.3.3.2. CUSTOMER RELATIONSHIP MANAGEMENT

       The CRM solutions and functions will be reviewed and refined based upon experience in the Start-up Services effort. Areas such as CTI, IVR, and others will be re-evaluated at this time. Appropriate plans will be developed and reviewed with EMW Contract Executive.


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       2.3.3.3. REVENUE MANAGEMENT

       MODIFY AND CUSTOMIZE REVENUE MANAGEMENT APPLICATIONS

       IBM will work with the Revenue Management Application software vendors to modify the applications as specified in the DEFINE THE REVENUE MANAGEMENT APPLICATION AND INTERFACE REQUIREMENTS AND CHANGES for the Full Functional Services phase. IBM will install and customize the Banner, CWA, and VeriTRAN applications in the pre-production environment.

       COMPLETION CRITERIA

       This task will be considered complete when the modified, pre-production versions of Banner, CWA, and VeriTRAN has been successfully installed on the pre-production test environment in preparation for product testing.

       DELIVERABLES

       -    None

       CUSTOMIZE THE UTILITY DISTRIBUTION COMPANY (UDC) INTERFACES

       IBM will develop, test and implement interfaces for additional UDC markets and other external entities as specified in the DEFINE THE REVENUE MANAGEMENT APPLICATION AND INTERFACE REQUIREMENTS AND CHANGES task for the Full Functional Services phase. These services include interface coordination with the target UDC or entity, including communication, updates or modifications to the interface. Emphasis in this phase will be upon developing a rules based approach to adding markets in order to streamline process as EMW expands across the US during its market entry over the first few years and beyond.

       The interfaces will be tested per the existing (updated) test plan.

       COMPLETION CRITERIA

       This task will be considered complete when IBM has successfully demonstrated that the communications between the solution and the UDCs are occurring and that the rules based up-dating for new markets is in place and functional Testing will be completed when the Test Plan including Test Cases is provided to the EMW Contract Executive along with the Test Execution Results.

       DELIVERABLES

       -    Test Plan

       -    Test Cases


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       -    Test Execution Results

       APPLICATION DEPLOYMENT

       IBM will work with EMW during their User Acceptance Test to resolve problems found. Once these have been resolved and retested, IBM will promote the applications to the production environment per plan.

       COMPLETION CRITERIA

       This task will be considered complete when the EMW User Acceptance Test has completed successfully and the final tested applications and interfaces have been promoted to the production environment.

       DELIVERABLES

       -    None.

       DEVELOP APPLICATION DOCUMENTS

       IBM will update the application documents for constructing training materials for the Revenue Management applications. These include modified User /Administration Guides and materials necessary to facilitate the development of training materials.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the updated User /Administration Guides and Training Documentation to the EMW Contract Executive.

       DELIVERABLES

       -    User/Administration Guides

       -    Training Documentation

       2.3.3.4. BUSINESS INTELLIGENCE (BI)

       In the Full Functional phase, considerable Business Intelligence functionality will be deployed leveraging the infrastructure, architecture, and initial deployments in the first phase. These incremental capabilities are highlighted below:

       BUSINESS INTELLIGENCE ANALYTICAL PROCESS REQUIREMENTS DESIGN

       The purpose of this task is to identify and design the analytical processes to support business processes in order management, customer care, and revenue management. IBM will integrate the


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

       findings from the marketing workshop. The supporting analytic processes provide insights and recommendations regarding customer acquisition, customer retention, and product cross-sell decisions. During the Start-up Services phase this design work will be primarily focused upon integrating the Business Intelligence considerations and design with the overall solution designs. The design here will be established in first phase and further enhanced in the Full Functional phase.

       IBM will perform the following subtasks to define analytical process requirements:

       - Identify BI processes within order management, customer care, and revenue management requiring pervasive numerical analytics to support decision-making.

       - Identify high level model type (i.e. statistical, forecasting, or optimization) for each of the identified BI processes within customer care, order management, and revenue management.

       - Determine the variables, parameters, estimations, and other input data for modeling efforts.

       -    Create an initial functional specification for each of the models.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Analytical Process Requirements Document to the EMW Contract Executive.

       DELIVERABLES

       - Analytical Process Requirements Document- The Analytical Process Requirements Document is a high-level description of each recommended modeling activity, required inputs, expected outputs and business benefits that could accrue to EMW if the specific recommendation is developed and implemented.

       ENTERPRISE-WIDE CUSTOMER AND PRODUCT COST MODEL

       The purpose of this task is to identify, design and create the operational costing methodology required to support customer, product and line of business costing. For example, we should develop the means to determine the cost of a given customer or segment of customers; the costs associate with delivering a specific product; and the total delivered costs associated with some specific business activity. This step is equivalent to creating customer level activity-based costing for EMW.

       IBM will perform the following subtasks to define analytical process requirements:

       - Determine the required level of granularity for product and customer costing.

       -    Determine the input data required for modeling efforts.

       - Create an initial functional specification for the EMW customer and product cost models.


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       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the EMW Customer and Product Cost Models to the EMW Contract Executive.

       DELIVERABLES

       -    EMW Customer and Product Cost Models

       E-BUSINESS INTELLIGENCE (eBI) EXTREME PERSONALIZATION DESIGN

       The purpose of this task is to leverage the findings in the Business Intelligence Sub Processes, e-business web site map design, Lotus' e-profiling technology, and the web analytics to create and refine the eBI extreme personalization solution. Based on IBM's Horizontal Marketing-TM- (Patent Pending) Methods and Applications, this solution will make customer contact decisions based upon descriptive customer information predictive analytics, web click streams, marketing campaigns and business constraints. This is intended to enhance the customer experience and the corporate productivity of the web site and the call center.

       IBM will perform the following subtasks to create a conceptual design that includes:

       -    Definition of eBI extreme personalization solution.

       -    Establishment of base-line metrics to measure eBI effectiveness.

       -    Estimation of number of potential automated decisions.

       -    Assisting EMW in e-business Web Page Form Templates.

       - Developing business rules that recommend usage of Call Center script templates.

       -    Reviewing Web Site technical protocols and APIs.

       -    Prepare Conceptual design for business user description.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the eBI Conceptual Design Document to the EMW Contract Executive.

       DELIVERABLES

       - eBI Conceptual Design Document - The Conceptual Design Document contains recommendations on specific, prioritized activities that EMW could undertake to increase revenue, decrease costs or enhance the customer experience. Each recommended activity will be described in detail, analyzed for the risk/return tradeoff, estimated for out-of-pocket and recurring cost, impact of decision timings, and highlighted for dependencies with other initiatives or recommendations.


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       eBI EXTREME PERSONALIZATION PROTOTYPE

       The purpose of this task is to prototype the eBI extreme personalization solution for end-user validation.

       Based upon the extreme personalization conceptual design, IBM will perform the following subtasks:

       -    Fabricate ClickStream test data.

       -    Develop a small sampling of customer behavior data.

       - Develop sample product campaign offerings based on input from Marketing Workshop.

       - Develop up to five different Web Form Templates and validate against EMW's "Customer Experience" strategy.

       -    Develop prototype from EMW test web site for EMW validation.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the eBI Prototype and Web Forms to the EMW Contract Executive.

       DELIVERABLES

       -    eBI Prototype in JAVA on a EMW Windows NT machine

       - Up to five HTML Web Forms which will support dynamic content based on customer profile.

       BASIC BUSINESS INTELLIGENCE OLAP REPORTING

       The purpose of this task is to give executives and business end-users access to decision support reporting. IBM will initially target a Balanced Score Card delivery of the executive level reports.

       IBM will perform the following subtasks to set-up and develop up to fifteen OLAP reports for executive and business user needs. These reports can cover such dimensions as Customer Type, Product, Time, Location and Channel (Web and Call Center).

       -    Design and Develop OLAP reports to support decision making.

       -    Identify high level reporting process model.

       -    Develop first draft of EIS Web Interface.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the OLAP Report Listing and Function Document to the EMW Contract Executive.


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                             Exhibit 1A SI SOW

       DELIVERABLES

       - OLAP Report Listing and Function Document contains a report template and description of the value of the report.


       DATA WAREHOUSE MODEL

       The purpose of this task is to develop a detailed logical and physical data warehouse structure that allows historical decision support analysis, data mining and trend analysis of customer, product, and market data across outbound and inbound channels.

       IBM will perform the following subtasks to develop the detailed logical data model:

       -    Develop detailed data warehouse logical data model

       -    Develop detailed data warehouse physical data model

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Detailed Logical and Physical Data Warehouse Model to the EMW Contract Executive.

       DELIVERABLES

       -    Detailed Logical and Physical Data Warehouse Model


       DATA WAREHOUSE DATA POPULATION PROCESS DESIGN

       The purpose of this task is to build and unit test the business processes and technical processes to populate the data warehouse.

       IBM will assist EMW in performing the following subtasks to develop and test the processes to populate the data warehouse:

       -    Develop data acquisition and update specifications.

       -    Develop data retention rules.

       -    Document Data Warehouse Archival/Retrieval Process.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Data Warehouse Population Process Design Document to the EMW Contract Executive.

       DELIVERABLES

       - Data Warehouse Population Process Design Document- contains programming specifications for the extract/transformation/load (ETL) processes that populate the Data Warehouse.

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                                     Exhibit 1A SI SOW

       DATA WAREHOUSE DATA ARCHITECTURE DEVELOPMENT

       The purpose of this task is to define and describe the architectural components (building blocks) of the Data Warehouse Data Store.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Data Warehouse Data Architecture to the EMW Contract Executive.

       DELIVERABLES

       - Data Warehouse Data Architecture- contains Data Warehouse component models


       DATA WAREHOUSE QUALITY ASSESSMENT DATA SOURCES

       The objective of this task is to assess the quality of the data to be used in the production environment. We will ascertain the errors in the operational data and develop a plan to correct these errors.

       - Analyze data as it pertains to Customer Aquisition, Customer Care and Revenue Management information from the selected source systems to determine such factors as:

              -    Completeness.

              -    Correctness.

              -    Periods of data available.

              -    Causes for data quality problems.

              -    Identification of how to correct the problems.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Data Quality Assessment Document to the EMW Contract Executive.

       DELIVERABLES

       - Data Quality Assessment Document- contains the findings for the analysis performed in this task..


       DATA WAREHOUSE TEST PLANNING

       The purpose of this task is to produce comprehensive test plan identifying test environments, test tools and estimated schedules.

       IBM will perform the following subtasks to produce a plan for testing the environment:

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                                     Exhibit 1A SI SOW

       -    Create Data Warehouse Validation Plan.

       -    Conduct Data Warehouse Data Validation.

       -    Conduct Data Warehouse Data Movement Validation.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Data Warehouse Test Plan and Expected Results Document to the EMW Contract Executive.

       DELIVERABLES

       - Data Warehouse Test Plan and Expected Results Document- A Detailed Test Plan is created for each level of testing identified as necessary based on project life cycle testing requirements. Each testing level represents a known level of physical integration and quality of the system solution under development. Each plan identifies the scope of testing for that level, functions/features to be tested, the testing tasks to be performed, the personnel responsible for each task, and the business and technical risks that can be addressed through that level of testing.



       DATA WAREHOUSE ENVIRONMENT TESTING

       The purpose of this task is to set up a test environment and to perform system and user testing.

       IBM will assist EMW in performing the following subtasks to set-up a test environment and to undertake system and user testing in accordance with the approved Solution Validation Plan: Confirm Solution Generation.

       -    Initiate Solution Validation.

       -    Set-up Testing Environment.

       -    Perform System Test of each BI application.

       -    Perform User Acceptance Test.

       -    Confirm Solution Validation.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Data Warehouse Environment User Test Report to the EMW Contract Executive.

       DELIVERABLES

       - Data Warehouse Environment User Test Report - A Detailed Test Plan is created for each level of testing identified as necessary based on project life cycle testing requirements. Each testing level represents a known level of physical integration and quality of the system

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                                     Exhibit 1A SI SOW
            solution under development. Each plan identifies the scope of testing for that level, functions/features to be tested, the testing tasks to be performed, the personnel responsible for each task, and the business and technical risks that can be addressed through that level of testing.


       OPERATIONAL DATA MINING TESTING

       The purpose of this task is to set up a test the UDB Miner and Operational Mining environment and to perform system and user testing.

       IBM will assist EMW in performing the following subtasks to set-up a test environment and to undertake system and user testing in accordance with the approved Solution Validation Plan: Confirm Solution Generation.

       -    Initiate Solution Validation.

       -    Set-up Testing Environment.

       -    Perform System Test of each BI application.

       -    Perform Model Creation, Check-in and Execution of Production Models.

       -    Perform User Acceptance Test.

       -    Confirm Solution Validation.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Operational Data Mining Test Report to the EMW Contract Executive.

       DELIVERABLES

       - Operational Data Mining Test Report- A Detailed Test Plan is created for each level of testing identified as necessary based on project life cycle testing requirements. Each testing level represents a known level of physical integration and quality of the system solution under development. Each plan identifies the scope of testing for that level, functions/features to be tested, the testing tasks to be performed, the personnel responsible for each task, and the business and technical risks that can be addressed through that level of testing.


       PRODUCTION DATA WAREHOUSE IMPLEMENTATION

       The purpose of this task is to set up the production environment, deploy the support organization, and implement the tested environment into production.

       IBM will assist EMW in performing the following subtasks to set-up the production environment, deploy the support organization, and cut-over to production in accordance with the approved Solution Deployment Plan:

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                                     Exhibit 1A SI SOW

       -    Initiate Deployment.

       -    Set-up Production Environment.

       -    Deploy Client Support.

       -    Cut-over to Production.

       -    Confirm Deployment.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Production Data Warehouse Implementation Report to the EMW Contract Executive.

       DELIVERABLES

       - Production Data Warehouse Implementation Report- A check list of the architectural components that are deployed and tested.



       EBI EXTREME PERSONALIZATION TESTING

       The purpose of this task is to test the eBI extreme personalization solution for end-user validation.

       IBM will perform the following subtasks to set-up and operate analytical processes:

       -    Develop test use cases.

       - Develop processes to transition from the test prototype to the production environment.

       -    Volume test and validate.

       -    Suspect, prospect, and customer segment test dynamic offers.

       -    Document necessary changes.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the eBI Solution Test Report to the EMW Contract Executive.

       DELIVERABLES

       - eBI Solution Test Report - A Detailed Test Report is created for each level of testing identified as necessary based on project life cycle testing requirements. Each testing level represents a known level of physical integration and quality of the system solution under development. Each plan identifies the scope of testing for that level, functions/features to be tested, the testing tasks to be performed, the personnel responsible for each task, and the business and technical risks that can be addressed through that level of testing.

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                                     Exhibit 1A SI SOW

       EBI EXTREME PERSONALIZATION PRODUCTION IMPLEMENTATION

       The purpose of this task is to implement the eBI extreme personalization solution.

       IBM will perform the following subtask to set-up and operate the extreme personalization solution:

       -    Deploy the Extreme personalization solution.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the eBI Solution Deployment Results to the EMW Contract Executive.

       DELIVERABLES

       - eBI Solution Deployment Results - A document describing the results of the components deployed


       ADVANCED BUSINESS INTELLIGENCE OLAP REPORTING

       The purpose of this task is to give business end-users and super-users access to trend analysis data, customer segment data, customer transaction data, product data, and geography data.

       IBM will perform the following subtasks to set-up and develop the relational OLAP or Multi-Dimensional OLAP report and chart templates covering the dimensions of Customer Type, Product, Time, Location and Channel (Web and Contact Center).

       - Refine and develop additional OLAP reports to support decision making.

       - Modify (if necessary) the high level reporting process model created in Start-up.

       - Integration of web metrics and call center metrics with customer data.

       -    Develop enhancements of the reporting Web Interface.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the OLAP Report Listing and Function Document to the EMW Contract Executive.

       DELIVERABLES

       - OLAP Report Listing and Function Document contains a report template and description of the value of the report.



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                                     Exhibit 1A SI SOW

       2.3.3.5. KNOWLEDGE MANAGEMENT



       CUSTOMER ACQUISITION, CUSTOMER CARE, AND REVENUE MANAGEMENT: WEB ORDERING, STATUS, INFORMATION

       The plan is for a combination of Clarify and SCT to provide the identified capabilities (to interface to and support web-based registering and ordering, checking status, and retrieving information. This effort will focus upon updating previous first phase efforts.. Note that this task is a Full Functional extension of in task in Start up Services. The only difference will be the scope of integration.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides updates and modifications to the deliverables specified below to the EMW Contract Executive.

       DELIVERABLES

       -    Presentation Architecture Specification Document

       -    Look and Feel Prototype

       -    Detail Design Document

       -    Usability Test Plan

       -    Unit Tested Source Code

       -    Deployment Plan

       -    User Acceptance Test Report

       -    Updated Transformation Management Plan


       ELECTRONIC RESPONSE MANAGEMENT SYSTEM (ERMS)

       An element of the EMW Customer Care solution is the Electronic Response Management System (ERMS). ERMS is an e-care component that increases the efficiency of the Customer Contact Center, by providing an automated/semi-automated asynchronous electronic response to the requests that come via e-mail and/or voice channels. It will sit between the channels and the Clarify product. Core ERMS components include Rulebase, Mail Text Analyzer, Response Generator, Skill-based router, Confidence Manager, Queue Manager, AI Engine, and Request Forwarder. The core capabilities are as follows: ERMS uses a leading edge rule-induction machine-learning AI engine (Watson Labs' Corepoint Mail Analyzer ) to assign incoming inquiries (Electronic Records - ERs) to predetermined categories and/or associated FAQs. The scope of this task is to (a) examine and validate the automated / semi-automated synchronous electronic response requirements, and (b) architect, design, develop and deploy the ERMS. Careful assessment of ERMS' fulfillment of EMW's requirements will be undertaken. Should a

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                                     Exhibit 1A SI SOW
       gap occur, an evaluation of alternative packages will be made to confirm best fit to EMW's requirements.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides updates and modifications to the deliverables specified below to the EMW Contract Executive.

       DELIVERABLES

       -    Systems Architecture Specification Document

       -    Interface Specifications to Website (for EMW's vendors to utilize).

       -    Technical Prototypes


       CUSTOMER ACQUISITION, CUSTOMER CARE, AND REVENUE MANAGEMENT: KNOWLEDGE MANAGEMENT

       Knowledge Management (KM) spans the areas of (1) Collaboration, (2) Document / Records / Content Management, (3) Distributed Learning, (4) Business Intelligence (BI), and (5) Expert Networks. The scope for this task is restricted to the first three in defined infrastructure for BI. The scope of this task is to (a) examine and validate the knowledge management requirements, and (b) architect, design, develop, and deploy the knowledge management system.

       The collaboration services provided (in addition to messaging that falls under the Messaging Task in the Start up Services) are Communities of practice (using Lotus products such as QuickPlace) and certain aspects of contact management. Content management capabilities will be provided for the web channel. This will also include Taxonomy generation and Extended Search in addition to various Knowledge Portal services such as personalization, customization, profiling, including subscription and entitlement.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides updates and modifications to the deliverables specified below to the EMW Contract Executive.

       DELIVERABLES

       -    Validated System Requirements Specification Document

       -    Systems Architecture Specification Document

       -    Technical Prototypes

       -    Detail Design Document

       -    Test Plan

       -    Unit Tested Source Code

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                                     Exhibit 1A SI SOW

       -    Test Report

       -    Deployment Plan

       -    User Acceptance Test Report

       -    Updated Transformation Management Plan


       CUSTOMER CARE: WEBGENIE

       During this task IBM will (a) examine and validate the Virtual web chat requirements, and (b) architect, design, develop, and deploy WebGenie. Core components include the Text Analyzer, Conversation Environment, Response store, and the Lightweight Document Matcher.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides updates and modifications to the deliverables specified below to the EMW Contract Executive.

       DELIVERABLES

       -    Systems Architecture Specification Document

       -    Technical Prototypes

       -    Detail Design Document

       -    Test Plan

       -    Unit Tested Source Code

       -    Test Report

       -    Deployment Plan

       -    User Acceptance Test Report

       -    Updated Transformation Management Plan


       2.3.3.6. E-BUSINESS



       PERSONALIZED CONTENT MANAGEMENT (PCM) REQUIREMENT ANALYSIS AND SCOPE DEFINITION

       During this task IBM will:

       - Define PCM goals and purpose as extension and execution of Content Management.

       - Identify high-level functions, rules based assets, and data requirements necessary to support PCM functionality.

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                                     Exhibit 1A SI SOW

       - Define planned technical infrastructure/systems and hardware requirements.

       - Review and analyze marketing, advertising, branding, and product development environments, business rules and business processes.

       - Define business rules to manage application of content personalization on Web site.

       COMPLETION CRITERIA

       - This task will be considered complete when IBM provide the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    PCM Process Goals and Objectives

       -    PCM Rules Based Engine Implementation Recommendation Report.

       -    PCM Physical Infrastructure Design

       -    PCM Business Rules Recommendations


        PERSONALIZE CONTENT MANAGEMENT IMPLEMENTATION

       During this task IBM will:

       -    Create PCM Acceptance Criteria and obtain EMW signoff.

       -    Deploy Rules Based Engine in Web space.

       - Create Rules templates for CM including access rules, permissions, task identification, resource assignments, and task scheduling. Test in conjunction with CM.

       -    Test Setup Procedures for PCM.

       -    Test Total PCM system.

       -    Document PCM implementation  processes for eventual turnover to EMW.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    Operational Documentation:

              - Working Rules Based Engine for WebSphere Server (provided by EMW Website Technical Implementation vendor) capable of applying rules PCM

              -    PCM Rule Engine Templates based on CM

              -    PCM Operational and Design documentation.

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                                     Exhibit 1A SI SOW

       -    Test Report:

              -    Report on PCM Acceptance Criteria

              -    Report on Setup Procedures Test Report.

              -    Report on Total PCM System test.


       WORKFLOW SUPPORT (WFS) REQUIREMENT ANALYSIS AND SCOPE DEFINITION


       During this task IBM will:

       -    Define WFS goals and purpose as component of CM and PCM.

       -    Define additional EMW WFS target processes.

       - Identify high-level functions, collaborative teaming assets, and data requirements necessary to support WFS functionality.

       - Define planned technical infrastructure/systems and hardware requirements.

       -    Define business rules to manage WFS application on EMW site.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    WFS Process Goals and Objectives

       -    WFS Rules Based Engine Implementation Recommendation Report

       -    WFS Physical Infrastructure Design

       -    WFS Business Rules Recommendations


       WORKFLOW SUPPORT (WFS) IMPLEMENTATION


       During this task IBM will:

       -    Create WFS Acceptance Criteria and obtain EMW signoff.

       -    Deploy WFS prototypes in selected EMW work process space.

       - Create prototype templates for WFS including access rules, permissions, task identification, chaining, pass-off, escalation, and task scheduling.

       -    Test Total WFS system.

       -    Document WFS process for eventual turnover to EMW.

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                                    Exhibit 1A SI SOW

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    Operational Documentation:

              -    WFS Operational documentation

              -    Working Rules for WFS

              -    Prototype WFS templates for Target processes

       -    Test Report:

              -    Report on WFS Acceptance Criteria

              -    Report on Total WFS System test.


       MESSAGING, ALERTS, AND NOTIFICATIONS (MAN) REQUIREMENT ANALYSIS AND SCOPE DEFINITION


       During this task IBM will:

       - Define MAN goals and purpose as component of CRM, Web, Out-Bound e-mail.

       -    Define additional EMW MAN target processes.

       -    Define initial content types, sources, and content.

       - Identify high-level functions, messaging assets, and data requirements necessary to support MAN functionality.

       - Define planned technical infrastructure/systems and hardware requirements.

       -    Define business rules to manage MAN application on EMW site.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    MAN Process Goals and Objectives

       -    MAN Initial Content Index

       -    MAN Messaging Implementation Recommendation Report

       -    MAN Physical Infrastructure Design

       -    MAN Business Rules Recommendations

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                                    Exhibit 1A SI SOW

       MESSAGING, ALERTS, AND NOTIFICATIONS MESSAGING, ALERTS, AND NOTIFICATIONS
       (MAN) IMPLEMENTATION


       During this task IBM will:

       -    Create MAN Acceptance Criteria and obtain EMW signoff.

       -    Deploy MAN prototypes in selected EMW workspace.

       -    Create MAN initialization, tracking, logging, and access rules.

       -    Prototype MAN in Personalized Content (PCM) implementation.

       -    Test Total MAN system.

       -    Document MAN process for eventual turnover to EMW.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    Prototype MAN implementation in PCM

       -    Operational Documentation:

              -    MAN Operational documentation

              -    Working Rules for MAN

       -    Test Report:

              -    Report on MAN Acceptance Criteria

              -    Report on Total MAN System test.


       KNOWLEDGE MANAGEMENT (KM) REQUIREMENT ANALYSIS AND SCOPE DEFINITION


       During this task IBM will:

       - Define KM goals and purpose as component of containing and delivering site wide information in support of selected processes.

       -    Define selected processes.

       - Identify high-level functions, messaging assets, and data requirements necessary to support KM functionality.

       - Define planned technical infrastructure/systems and hardware requirements.

       -    Define business rules to manage KM application on EMW site.


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                                    Exhibit 1A SI SOW
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       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    KM Process Goals and Objectives

       -    KM Rules Based Engine Implementation Recommendation Report

       -    KM Physical Infrastructure Design

       -    KM Business Rules Recommendations


       KM IMPLEMENTATION


       During this task IBM will:

       -    Create KM Acceptance Criteria and obtain EMW signoff.

       -    Deploy KM prototypes in selected EMW work process space.

       -    Create KM initialization, tracking, logging, and access rules.

       -    Document MAN process for eventual turnover to EMW.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    Report on KM Acceptance Criteria

       -    Prototype KM implementation in selected processes

       -    KM Operational documentation


       DATABASE WAREHOUSE (DW) REQUIREMENT ANALYSIS AND SCOPE DEFINITION


       During this task IBM will:

       - Define DW goals and purpose as component of containing and delivering site wide information in support of historical operational, performance, and transaction analysis.

       - Define selected content sources, deliver mechanisms, aging criteria, storage format, access rules, source rules, data requirements, and other operational attributes.

       - Define planned technical infrastructure/systems and hardware requirements.


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                                    Exhibit 1A SI SOW

       -    Define business rules to manage DW application on EMW site.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    DW Process Goals and Purpose

       -    DW Content Source and Management Report

       -    DW Physical Infrastructure Design

       -    DW Business Rules Recommendations


       DW IMPLEMENTATION


       During this task IBM will:

       -    Create DW Acceptance Criteria and obtain EMW signoff.

       -    Deploy DW with initial target content.

       -    Create DW initialization, tracking, logging, and access rules.

       -    Document DW process for eventual turnover to EMW.

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the deliverables listed below to the EMW Contract Executive.

       DELIVERABLES

       -    DW Operational Documentation

       -    DW Acceptance Criteria Report


       CONDUCT SYSTEM TESTS


       This task executes system testing against the developed interfaces. It is designed to exercise the application functions and verify proper execution of the application with other application interfaces, verify that the system is functionally correct and operationally sound, and perform additional testing in regards to transaction flow, stress/ volume, and regression testing.

       Subtasks include the following:

       -    Prepare Environment for System Testing.


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                                    Exhibit 1A SI SOW

       -    Validate API Interfaces.

       -    Execute System Tests.

       -    Evaluate Build Cycle Results.

       -    Undertake System Stress Testing

       COMPLETION CRITERIA

       This task will be considered complete when IBM provides the Test Report to the EMW Contract Executive.

       DELIVERABLES

       -    Test Report

       2.3.3.7. BUSINESS INFRASTRUCTURE

       The Business Infrastructure will be scaled to meet requirements of added functionality added during this phase, as well as for growth in EMW customer and transaction volumes.


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

       2.4. EMW RESPONSIBILITIES

       The successful completion of the proposed effort depends on the full commitment and participation of EMW management and personnel.

       The responsibilities listed in this section are in addition to those responsibilities specified in the Agreement, and are to be provided at no charge to IBM. IBM's performance is predicated upon the following responsibilities being fulfilled by EMW.

       2.4.1. EMW CONTRACT EXECUTIVE

       The EMW Contract Executive's responsibilities include the following:

       - Serve as the interface between IBM and all EMW departments participating in the Project.

       -    Review Project Change Control along with the IBM Contract Executive.

       -    Attend project meetings as agreed by the Parties.

       - Obtain and provide information, data, decisions and approvals within two working days of IBM's request unless EMW and IBM agree (which may be oral) to a different response time.

       - Resolve deviations from the estimated schedule that may have been caused by EMW.

       - Help resolve project issues and escalate issues within EMW in accordance with the Dispute Resolution process.

       - Schedule and secure attendance of all required EMW personnel as reasonably required for interviews, meetings and work sessions.

       - Provide access to relevant EMW information and documents required for the project.

       -    Make final approval of solution and technical architectures.

       2.4.2. GENERAL EMW RESPONSIBILITIES

       - EMW will provide reasonably required EMW Subject Matter Experts and EMW Business Owners who can provide knowledge of EMW systems and processes and will work with the IBM team as required.

       2.5.   DELIVERABLE MATERIALS

       The following documents and itemswill be delivered to EMW under this Statement of Work.]

       -    Analytical Process Requirements Document

       -    API (to Website) Specifications Document

       -    Architectural Overview Diagram

       -    BI Sub Process Model

       -    Business Process Maps


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                                    Exhibit 1A SI SOW

       -    Business Process Model

       -    Business Rules Data Store

       -    Call Scripts loaded in Clarify

       -    Call Guides loaded in Clarify

       -    CM Process Flows

       -    Component Model

       -    CTI Architectural Overview Document

       -    CTI Assessment Document

       -    Data Architecture Document

       -    Data Model

       -    Data Quality Assessment Document

       -    Data Warehouse Data Architecture

       -    Data Warehouse Environment

       -    Data Warehouse Population Process Design Document

       -    Data Warehouse Test Plan

       -    Deployment Plan

       -    Detail Design Document

       -    Detailed Design Document

       -    Detailed Logical and Physical Data Warehouse Model

       -    Development IT Infrastructure Document

       -    DW Business Rules Recommendations

       -    DW Content Source and Management Report

       -    DW Physical Infrastructure Design

       -    DW Process Goals and Purpose

       -    eBI Conceptual Design Document

       -    eBI Prototype in JAVA on a EMW Windows NT machine

       -    eBI Solution Deployment Results

       -    eBI Solution Test Report

       -    CSR Training Materials

       -    Expected Results Document

       -    External Interfaces Summary Document

       -    Functional Gap Analysis Document

       -    Functional/Non-functional Requirements

       -    High Level Implementation Plan

       -    HTML Web Forms

       -    Initial Deployment Plan

       -    Integration Architecture Specification Document

       -    Integration Test Report

       -    KM Business Rules Recommendations

       -    KM Operational documentation

       -    KM Physical Infrastructure Design

       -    KM Process Goals and Objectives

       -    KM Rules Based Engine Implementation Recommendation Report

       -    Knowledge Base Architecture Specification Document

       -    Knowledge Management Architecture Specification Document

       -    Logical and Physical Data Store/Data Model

       -    Look and Feel Prototype

       -    MAN Business Rules Recommendations

       -    MAN Initial Content Index


-------------------------------------------------------------------------------
IBM Confidential                      May 12, 2000                 Page - 67 -
                                    Exhibit 1A SI SOW

       -    MAN Messaging Implementation Recommendation Report

       -    MAN Physical Infrastructure Design

       -    MAN Process Goals and Objectives

       -    Messaging Architecture Specification Document

       -    Non-Functional Requirements

       -    ODS Implementation Plan

       -    ODS Test Plan

       -    OLAP Report Listing and Function Document

       -    Operational Data Mining Test Report

       -    Operational Data Store Document

       -    Operational Documentation

       -    Package Functional Gap Analysis

       -    PCM Business Rules Recommendations

       -    PCM Physical Infrastructure Design

       -    PCM Process Goals and Objectives

       -    PCM Rules Based Engine Implementation Recommendation Report.

       -    Presentation Architecture Specification Document

       -    Presentation Architecture Specification Document

       -    Process Design Document

       -    Process Flow Descriptions

       -    Process Flows

       -    Production Data Warehouse Implementation Report

       -    Prototype KM implementation in selected processes

       -    Prototype MAN implementation in PCM

       -    Report on KM Acceptance Criteria

       -    EMW Customer and Product Cost Models

       -    Revised Project Estimates

       -    Solution Definition Document

       -    Solution Recommendation Document

       -    Stakeholder Interviews Results

       -    State Table Requirements Document

       -    Summary of Findings Document

       -    System Administrator Training Materials

       -    System Context Diagram

       -    System Test Report

       -    Systems Architecture Specification Document

       -    Systems Architecture Specification Document

       -    Technical Infrastructure Document

       -    Technical Prototypes

       -    Technology Deployment Plan

       -    Test Cases

       -    Test Execution Results

       -    Test IT Infrastructure Document

       -    Test Plan

       -    Test Report

       -    Tool Evaluation Document

       -    Training Documentation

       -    Training IT Infrastructure Document

       -    Training Plan

-------------------------------------------------------------------------------
IBM Confidential                      May 12, 2000                 Page - 68 -
                                    Exhibit 1A SI SOW

       -    Transformation Management Plan

       -    Unit Tested Source Code

       -    HTML Web Forms

       -    Updated Transformation Management Plan

       -    Usability Test Plan

       -    Use Cases

       -    User /Administration Guides

       -    User Acceptance Test Report

       -    Validated System Requirements Specification Document

       -    Weekly Status Summary Reports

       -    WFS Business Rules Recommendations

       -    WFS Physical Infrastructure Design

       -    WFS Process Goals and Objectives

       -    WFS Rules Based Engine Implementation Recommendation Report



-------------------------------------------------------------------------------
IBM Confidential                      May 12, 2000                 Page - 69 -
                                    Exhibit 1A SI SOW

--------------------------------------------------------------------------------


       2.6.   COMPLETION CRITERIA

       IBM shall have fulfilled its obligations under this Statement of Work when any of the following first occurs:

       -    IBM completes the tasks described in the "IBM Responsibilities"
            section in accordance with their completion criteria, including delivery of the items listed in the "Deliverable Materials" section of this Statement of Work and the system produced by IBM meets the requirements set forth in Appendix A.

       - This Statement of Work is terminated in accordance with the provisions of the Agreement.

       - System is in production and functioning and able to service customers as expected and in accordance with the functionality requirements contained in Appendix A.

       2.7.   ESTIMATED SCHEDULE

       The services in this Statement of Work are estimated to be performed over a period of approximately 14 months from March, 2000 through May, 2001.















--------------------------------------------------------------------------------
IBM Confidential                       May 12, 2000                  Page - 70 -
                                     Exhibit 1A SI SOW

--------------------------------------------------------------------------------


APPENDIX A - DETAILED GO LIVE REQUIREMENTS

The detailed requirements for Start-up Services and Full Functional Services were agreed to by EMW and IBM and documented in the report "NewBiz Detailed Go Live Requirements"dated February 2, 2000 and published February 7 2000. IBM's ability to deliver these requirements was used as a basis for selecting IBM. These requirements formed the primary measure of whether the Services identified in this statement of work succeed in providing the functionality required by EMW.

Since February 7, 2000 and during contract negotiations, EMW has requested the following additions to these requirements, either by accelerating Full Functional requirements into Start-up scope or by enhancing these requirements. IBM, as indicated in this Appendix, is willing to respond to EMW's requests and has noted such requirements as "Additional Required Functionality" in the explanation column; however, should IBM be unable to deliver the Additional Required Functionalities, then the Start-up Schedule only with respect to such Additional Required Functionalities will be extended as appropriate and any such delays only with respect to such Additional Required Functionalities will not incur liquidated damages as described in
Section 16.09.(1) of the Agreement.

The explanation column contains any clarification comments made by IBM, including notation where requirements may not be complete prior to August 1, 2000. The absence of an explanation indicates agreement to the requirement listed.

Subject to the foregoing, the shaded requirements are required for Start up Services. The remaining requirements are required for Full Functional Services.



-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER ACQUISITION FUNCTIONAL REQUIREMENTS



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------
1.   Ability to manage and update pre-qualified customer data from a 3rd party (list management) to target offers
-------------------------------------------------------------------------------------------------------------------------------

2.   Ability to incorporate data to identify & support channel/campaign      Additional Required Functionality
     management  (e.g. how many customers, what products/services were purchased/offered and when).  This could occur via traditional means or the web
-------------------------------------------------------------------------------------------------------------------------------

3.   Ability to use IVR functionality.                                       Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

4.   Ability to use Predictive Dialer functionality                          Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

5.   Ability to integrate telemarketing and telesales data                   Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

6.   Ability to perform real time updating & reporting of campaign data      Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

7.   Ability to report on key metrics of new customer sales and setup        Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

8.   Ability to track number of opportunities generated                      Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

9.   Ability to utilize workflow techniques to manage and track acquisition process
-------------------------------------------------------------------------------------------------------------------------------

10.  Ability to inform agents of new products and services and
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 71 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER ACQUISITION FUNCTIONAL REQUIREMENTS



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------
     changes to existing campaigns in a real time manner
-------------------------------------------------------------------------------------------------------------------------------

11.  Ability to generate standard and custom reports                         Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------

12.  Ability to track actual opportunity revenue created
-------------------------------------------------------------------------------------------------------------------------------

13.  Ability to support intelligent scripting based on campaigns and responses for the entire selling process
-------------------------------------------------------------------------------------------------------------------------------

14.  Ability to set up item pricing structure for a campaign including discounts, shipping and handling costs, and taxes
-------------------------------------------------------------------------------------------------------------------------------

15.  Ability to setup & update multiple campaign detail information, e.g.
     edit dates of campaign, scripting, discounts, and shipping and handling costs during the campaign
-------------------------------------------------------------------------------------------------------------------------------

16.  Ability to present data from the same databases used for inbound        Additional Required Functionality Customer Care
-------------------------------------------------------------------------------------------------------------------------------

17.  Ability to present data using the same presentation tools as inbound
     Customer Care
-------------------------------------------------------------------------------------------------------------------------------

18.  Ability to perform all Customer Care sales functionality such as targeting specific products and services based on a customer profile and campaign success reporting
-------------------------------------------------------------------------------------------------------------------------------

19.  Ability to perform all Customer Care order management
     functionality such as service plan changes and product order updates.
-------------------------------------------------------------------------------------------------------------------------------

20.  Ability to perform all Customer Care customer management/customer contact functionality such as call tracking and customer profile updates
-------------------------------------------------------------------------------------------------------------------------------

21.  Ability to support outbound telemarketing                               Additional Required Functionality
-------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 72 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------

Web Customer Care Requirements     Boxes 3.1-3.7
-------------------------------------------------------------------------------------------------------------------------------

1.   Ability to display current customer profile, order, account, and service information on the web
-------------------------------------------------------------------------------------------------------------------------------

2.   Ability to receive customer changes from the web site and               Supported by SCT CWA.
     automatically update the customer profile, order, or account with the new information in real or near real time
-------------------------------------------------------------------------------------------------------------------------------

3.   Ability to automatically create a record of an existing customer's web site visit and associate it with the customer profile
-------------------------------------------------------------------------------------------------------------------------------

4.   Ability to automatically create a new customer profile, service, or order in the Customer Care system based on a service or product purchase on the web site
-------------------------------------------------------------------------------------------------------------------------------

Workflow/Workflow Management    Boxes 3.1-3.7
-------------------------------------------------------------------------------------------------------------------------------

1.   Ability to support technology enforced workflow - i.e. automatically notify a supervisor to contact a customer based on business rules
-------------------------------------------------------------------------------------------------------------------------------

2.   Ability to support customer escalations (capture, track, and report resolution)
-------------------------------------------------------------------------------------------------------------------------------

3.   Ability to support triggers based on events (for example, a caller requesting a certain type of product or service would trigger display of an additional offer)
-------------------------------------------------------------------------------------------------------------------------------

4.   Ability to support triggers based on timers (for example, automatically generate a follow-up reminder)
-------------------------------------------------------------------------------------------------------------------------------

Sales Management                                 Boxes 3.1, 3.4-3.7
-------------------------------------------------------------------------------------------------------------------------------

1.   Ability to view all sales opportunities by customer
-------------------------------------------------------------------------------------------------------------------------------

2.   Ability to prompt the agent with the name of the campaign based on
     Automated Call Distribution (ACD) and Dialed Number Identification
     (DNIS) capability
-------------------------------------------------------------------------------------------------------------------------------

3.   Ability to capture the data required for a credit check and an on-line real time (OLRT) interface to a 3rd party credit check application and receive an immediate credit score
-------------------------------------------------------------------------------------------------------------------------------

4.   Ability to source credit scores from multiple credit check companies
-------------------------------------------------------------------------------------------------------------------------------

5.   Ability to capture key credit check result data on the customer record per legal requirements
-------------------------------------------------------------------------------------------------------------------------------

6.   Ability to electronically gain authorization from a credit card verification organization
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 73 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------

7.   Ability to support intelligent scripting based on campaigns and         Scripting is required for "Go Live", but full
     responses for the entire selling process                                "intelligent" scripting for all processes is not
                                                                             required until later phases
-------------------------------------------------------------------------------------------------------------------------------

8.   Ability to offer different services based on a credit rating            No different services offered, but the ability to
                                                                             offer different payment methods (i.e. pre-pay,
                                                                             credit card) based on credit rating is required
-------------------------------------------------------------------------------------------------------------------------------

9.   Ability to record a history of all sales actions for each customer
-------------------------------------------------------------------------------------------------------------------------------

10.  Ability to identify the source and marketing tracking code for each opportunity
-------------------------------------------------------------------------------------------------------------------------------

11.  Ability to track average revenue per sale
-------------------------------------------------------------------------------------------------------------------------------

12.  Ability to track and report agent sales and commissions                 Sales can be tracked by agent using the Banner
                                                                             application audit trail

-------------------------------------------------------------------------------------------------------------------------------

13.  Ability to assign a campaign number to the order to track detailed sales statistics per campaign
-------------------------------------------------------------------------------------------------------------------------------

14.  Ability to view customer cancellation history including order number, description, date of cancellation, and reason
-------------------------------------------------------------------------------------------------------------------------------

15.  Ability to enter a reason code and description for cancellations
-------------------------------------------------------------------------------------------------------------------------------

16.  Ability to customize scripts and screen flow based on enrollment in loyalty programs
-------------------------------------------------------------------------------------------------------------------------------

17.  Ability to use scripting to recommend alternative items or back order items if a requested item is sold out
-------------------------------------------------------------------------------------------------------------------------------

18.  Ability to recommend an alternative item at a discounted rate, e.g.
     customer received incorrect size and item is sold out
-------------------------------------------------------------------------------------------------------------------------------

19.  Ability to issue credit if item is out of stock by applying credit to credit card, issue refund check, or apply the credit to the next bill
-------------------------------------------------------------------------------------------------------------------------------

20.  Ability to capture vendor information in cases where item is            This can be recorded in the Service Order notes
                                                                             damaged or defective
-------------------------------------------------------------------------------------------------------------------------------

21.  Ability to provide a list of possible return actions, e.g. list box displaying return actions based on item condition, customer return history
-------------------------------------------------------------------------------------------------------------------------------

22.  Ability to view customer return history
-------------------------------------------------------------------------------------------------------------------------------

23.  Ability to recommend alternative item at discounted rate
-------------------------------------------------------------------------------------------------------------------------------

24.  Ability to capture vendor information
-------------------------------------------------------------------------------------------------------------------------------

25.  Ability to search for item by item number, item description, item category and item show time and date
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 74 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------

26.  Ability to evaluate sales effectiveness (Per service, Per product)
-------------------------------------------------------------------------------------------------------------------------------

27.  Ability to produce campaign productivity analysis reports
-------------------------------------------------------------------------------------------------------------------------------

28.  Ability to compare historical campaign analysis with a current campaign
-------------------------------------------------------------------------------------------------------------------------------

29.  Ability to flag a new customer account in order to capture first time buyer characteristics
-------------------------------------------------------------------------------------------------------------------------------

30.  Ability to measure average purchase amount through various channels
-------------------------------------------------------------------------------------------------------------------------------

31.  Ability to measure customer response rate by channel
-------------------------------------------------------------------------------------------------------------------------------

32.  Ability to measure customer retention rate by channel and overall
-------------------------------------------------------------------------------------------------------------------------------

33.  Ability to measure prospect to customer conversion rate
-------------------------------------------------------------------------------------------------------------------------------

34.  Ability to calculate cross-selling and/or up-selling ratios
-------------------------------------------------------------------------------------------------------------------------------

35.  Ability to define features of a new sales channel such as how a product is being marketed, who is the defined as the targeted customer base and set up a means to track marketing performance metrics for the product,
     e.g. provide analytical reports showing the product sold (amount and dollars) and buyers over a specific amount of time, customer retention, etc
-------------------------------------------------------------------------------------------------------------------------------

36.  Ability to measure customer acquisition and retention rate by channel
-------------------------------------------------------------------------------------------------------------------------------

37.  Ability to configure or establish business rules, application logic, user functionality, system interfaces, and process flows to support a new sales channel
-------------------------------------------------------------------------------------------------------------------------------

38.  Ability to inactivate a sales channel
-------------------------------------------------------------------------------------------------------------------------------

Customer/Contact Management      Boxes 3.1, 3.3, 3.5
-------------------------------------------------------------------------------------------------------------------------------

1.   Ability to categorize contact types (e.g. new service, complaint)
-------------------------------------------------------------------------------------------------------------------------------

2.   Ability to view a list of possible actions to handle customer           Scripting is required for "Go Live", but full
     inquiries, e.g. provide agent a list of possible scenarios and by       "intelligent" scripting for all processes is not
     selecting the current scenario, detail scripting or helpful hints       required until later phases
     are provided
-------------------------------------------------------------------------------------------------------------------------------

3.   Ability to download and upload customer records, sales opportunities, service issues, literature, contacts, and product information
-------------------------------------------------------------------------------------------------------------------------------

4.   Ability to track the version of terms and conditions a customer agreed to
-------------------------------------------------------------------------------------------------------------------------------

5.   Ability to provide online access to terms and conditions to a regulatory authority
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 75 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------


6.   Ability to assign attributes to a customer or entity
-------------------------------------------------------------------------------------------------------------------------------

7.   Ability to create customer profiles and tie them to customer accounts
-------------------------------------------------------------------------------------------------------------------------------

8.   Ability to store an e-mail address for each customer
-------------------------------------------------------------------------------------------------------------------------------

9.   Ability to store an Internet address (e.g., WWW URL) for each customer
-------------------------------------------------------------------------------------------------------------------------------

10.  Ability to assign a unique customer identification code
-------------------------------------------------------------------------------------------------------------------------------

11.  Ability to electronically route customer data to a UDC or third party   Referring to the direct access service request
                                                                             process
-------------------------------------------------------------------------------------------------------------------------------

12.  Ability to capture tax exempt data for a customer                       There is a field to capture this.
-------------------------------------------------------------------------------------------------------------------------------

13.  Ability to associate user-defined customer type and subtype for each customer
-------------------------------------------------------------------------------------------------------------------------------

14.  Ability to store up to 3 lines of address information in addition to city, state/province, country, and ten digit postal-zip code
-------------------------------------------------------------------------------------------------------------------------------

15.  Ability to store multiple addresses per customer (mailing address, billing address, service address, etc.)
-------------------------------------------------------------------------------------------------------------------------------

16.  Ability to link each customer to an external customer identification, such as an accounting customer number
-------------------------------------------------------------------------------------------------------------------------------

17.  Ability to link each customer to a parent customer or part of an organization if they are a member
-------------------------------------------------------------------------------------------------------------------------------

18.  Ability to confirm account transactions electronically (email, fax      E-mail required, direct mail required (where
     or other)                                                               state regulations require confirmation).  FAX
                                                                             capability NOT required
-------------------------------------------------------------------------------------------------------------------------------

19.  Ability to automatically assign the customer to a service territory
-------------------------------------------------------------------------------------------------------------------------------

20.  Ability to automatically time and date-stamp records of customer contact: phone calls, e-mails, etc.
-------------------------------------------------------------------------------------------------------------------------------

21.  Ability to enter extensive notes and associate them with actions
-------------------------------------------------------------------------------------------------------------------------------

22.  Ability to track individuals not associated with a customer and optionally later link them to a customer record
-------------------------------------------------------------------------------------------------------------------------------

23.  Ability to create and edit customer preferences or defaults such as preferred shipping method and payment method
-------------------------------------------------------------------------------------------------------------------------------

24.  Ability to maintain different account hierarchies (i.e. multiple individuals/customers on a single account)
-------------------------------------------------------------------------------------------------------------------------------

25.  Ability to capture customer comments and feedback
-------------------------------------------------------------------------------------------------------------------------------

26.  Ability to track history for all e-mail and other written correspondence
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 76 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------


27.  Ability to update all customer account information
-------------------------------------------------------------------------------------------------------------------------------

28.  Ability to flag accounts (notify agent to make a specific offer, notify agent that the customer is overdue, etc.)
-------------------------------------------------------------------------------------------------------------------------------

29.  Ability to verify a customer (with a pin code)
-------------------------------------------------------------------------------------------------------------------------------

30.  Ability to display the calling customer's history, credit score, etc.
     derived using Automatic Number Identification (ANI)
-------------------------------------------------------------------------------------------------------------------------------

31.  Ability for a sales agent to transfer a call synopsis to a              The ability to transfer calls and data within
     customer service representative (i.e. a customer receiving              the Customer Contact Center or Center(s) i.e.
     an outbound sales call has a service question)                          for handling escalated calls, is required
-------------------------------------------------------------------------------------------------------------------------------

32.  Ability to view past transaction information such as order date, order #, description, order returned, amount paid, chargeback occurred, and customer comments
-------------------------------------------------------------------------------------------------------------------------------

33.  Ability to enroll customer into a loyalty program based on total contribution and/or longevity, e.g. frequent customer program
-------------------------------------------------------------------------------------------------------------------------------

34.  Ability to provide up-sell and cross-sell intelligent logic, e.g.
     up-sell or cross-sell items/services specific to a customer profile or category
-------------------------------------------------------------------------------------------------------------------------------

35.  Ability to capture customers who accept promotional offers, e.g.
     automatically apply promo if accepted
-------------------------------------------------------------------------------------------------------------------------------

36.  Ability to capture and manage multiple credit card information          Banner provides this functionality in Start-up
                                                                             Services. Clarify will assume this data in
                                                                             Start-up  Services follow up.

-------------------------------------------------------------------------------------------------------------------------------

37.  Ability to add/edit customer personal information such as first and last name, e-mail, address, date of birth, address, credit card, etc.
-------------------------------------------------------------------------------------------------------------------------------

38.  Ability to validate the customer before editing customer information,
     e.g. use of an account pin number or scripting to verify customer address
-------------------------------------------------------------------------------------------------------------------------------

39.  Ability to retrieve a customer account by searching by account identification number, last name, address, phone, credit card number, etc.
-------------------------------------------------------------------------------------------------------------------------------

40.  Ability to notify the customer of an outstanding account balance, e.g.
     pop up message box
-------------------------------------------------------------------------------------------------------------------------------

41.  Ability to classify a customer account as active, inactive, etc.
-------------------------------------------------------------------------------------------------------------------------------

42.  Ability to deactivate a customer account and enter a reason and time frame
-------------------------------------------------------------------------------------------------------------------------------

43.  Ability to automatically generate confirmation of customer account changes by sending customer an email, fax, or letter
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 77 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------

44.  Ability to block a customer account due to a bad address, bad check, or other fraud related reason
-------------------------------------------------------------------------------------------------------------------------------

45.  Ability to unblock a customer account, e.g. remove bad check flag, remove "bad" address flag
-------------------------------------------------------------------------------------------------------------------------------

46.  Ability to maintain an audit trail of customer account changes including agent identification, date, and reason
-------------------------------------------------------------------------------------------------------------------------------

47.  Ability to enter a bank routing number, transit #, name, and address for customers making payment by automatic transfer
-------------------------------------------------------------------------------------------------------------------------------

Order Management (Commodity, Non-Commodity or Merchandise
Orders)        Box 3.3
-------------------------------------------------------------------------------------------------------------------------------

1.   Ability to generate a unique order number
-------------------------------------------------------------------------------------------------------------------------------

2.   Ability to retrieve an order status                                     This is provided by VeriTran for Commodity
                                                                             orders, and by the service order component of
                                                                             Banner for non-commodity items
-------------------------------------------------------------------------------------------------------------------------------

3.   Ability to cancel an order based on business rules - i.e. the ability to cancel open orders at the order level and line item level if they have not yet been fulfilled by the distribution center or a 3 day window for new commodity customers
-------------------------------------------------------------------------------------------------------------------------------

4.   Ability to edit an order based on business rules
-------------------------------------------------------------------------------------------------------------------------------

5.   Ability to issue credit where calculations are incorrect
-------------------------------------------------------------------------------------------------------------------------------

6.   The ability to compute taxes on a local and state specific basis        Will leverage process already in place for
                                                                             commodity
-------------------------------------------------------------------------------------------------------------------------------

7.   Ability to support multi-lingual scripting
-------------------------------------------------------------------------------------------------------------------------------

8.   Ability to check real time item availability
-------------------------------------------------------------------------------------------------------------------------------

9.   Ability to issue an exchange and re-order the same item
-------------------------------------------------------------------------------------------------------------------------------

10.  Ability to provide a list of possible reasons for the exchange and enter customer comments
-------------------------------------------------------------------------------------------------------------------------------

11.  Ability to oversell items and track order history
-------------------------------------------------------------------------------------------------------------------------------

12.  Ability to retrieve a customer's preferred method of payment
-------------------------------------------------------------------------------------------------------------------------------

13.  Ability to change or select the payment method
-------------------------------------------------------------------------------------------------------------------------------

14.  Ability to compute total charges on an order?(item cost, shipping and handling (S&H), taxes)
-------------------------------------------------------------------------------------------------------------------------------

15.  Ability to apply discounts based on business rules
-------------------------------------------------------------------------------------------------------------------------------

16.  Ability to apply a percent off discount based on business rules
-------------------------------------------------------------------------------------------------------------------------------

17.  Ability to apply credits to an order based on business rules
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 78 -
                                                             Exhibit 1A SI SOW


-------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE



                                                                                          EXPLANATION
-------------------------------------------------------------------------------------------------------------------------------

18.  Ability to retrieve the customer's default shipping address
-------------------------------------------------------------------------------------------------------------------------------

19.  Ability to change the shipping address for an order
-------------------------------------------------------------------------------------------------------------------------------

20.  Ability to retrieve detailed warehouse manifest information such as     Requires integration to unknown systems. We can
     calculated expected receipt date                                        provide by product expected ship date.
-------------------------------------------------------------------------------------------------------------------------------

21.  Ability to retrieve detailed package location of orders shipped by third parties or distribution centers, e.g. provide a link to third party Web page and locate the customer's order
-------------------------------------------------------------------------------------------------------------------------------

22.  Ability to issue a trace on customer orders being shipped or returned
-------------------------------------------------------------------------------------------------------------------------------

23.  Ability to change shipping method if order has not been fulfilled by distribution center ("open" orders)
-------------------------------------------------------------------------------------------------------------------------------

24.  Ability to automatically generate ship confirmation and send via email, fax, or letter with order #, quantity, ship address, expected ship date and receipt date
-------------------------------------------------------------------------------------------------------------------------------

25.  Ability to assign customers "loyalty points" based upon purchases
-------------------------------------------------------------------------------------------------------------------------------

26.  Ability to be configured to automatically generate a follow-up letter based upon order type and order status
-------------------------------------------------------------------------------------------------------------------------------

27.  Ability to process returns and exchanges
-------------------------------------------------------------------------------------------------------------------------------

28.  Ability to enter time frames for bill to and ship to address information
-------------------------------------------------------------------------------------------------------------------------------

29.  Ability to support digitized product images
-------------------------------------------------------------------------------------------------------------------------------

30.  Ability to add multiple item numbers to an order, e.g. open a shopping chart
-------------------------------------------------------------------------------------------------------------------------------

31.  Ability to retrieve detailed item/service information such as           Graphical display is not in Start-up Services
     viewing a graphical display of the item and detailed item/service descriptions
-------------------------------------------------------------------------------------------------------------------------------

32.  Ability to search for an item or service by campaign
-------------------------------------------------------------------------------------------------------------------------------

33.  Ability to reserve multiple quantities of an item
-------------------------------------------------------------------------------------------------------------------------------

34.  Ability to retrieve real time inventory information such as quantity sold and quantity available - please explain how
-------------------------------------------------------------------------------------------------------------------------------

35.  Ability to restrict purchases based on customer geographic location,
     e.g. message box "Residential service not yet available for a VA or DC resident"
-------------------------------------------------------------------------------------------------------------------------------

36.  Ability to default to a continuity schedule depending on the item, e.g.
     default to auto ship dates (every 30, 60 or 90), item quantity, and amount of payment
-------------------------------------------------------------------------------------------------------------------------------

37.  Ability to view installment plan schedules for each line item

---------------------------------------------------------------------------------------------------------------
IBM Confidential                                                May 12, 2000                                   Page - 79 -
                                                             Exhibit 1A SI SOW



----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE


                                                                                              EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------
     including number of payments, amount each payment and date due
----------------------------------------------------------------------------------------------------------------------------------

38.  Ability to personalize order, e.g. enter a message to appear on the order summary
----------------------------------------------------------------------------------------------------------------------------------

39.  Ability to apply coupon discount to an order or line item by entering the coupon number and automatically defaulting to the discount
     (percentage or dollar amount)
----------------------------------------------------------------------------------------------------------------------------------

40.  Ability to enter ad-hoc charges and credits                                This is required in the context of empowering
                                                                                CSRs to modify commodity charges and credit
                                                                                accounts based on business rules
----------------------------------------------------------------------------------------------------------------------------------

41.  Ability to validate coupon based on specific restrictions such as customer identification number, method of payment, item category and general restrictions such as expiration date, invalid coupon number
----------------------------------------------------------------------------------------------------------------------------------

42. Ability to apply discounts to an order or individual line item
----------------------------------------------------------------------------------------------------------------------------------

43. Ability to enter reasons for applying credits to an account
----------------------------------------------------------------------------------------------------------------------------------

44.  Ability to view the order price breakdown, e.g. view item cost Yes, but multiple currency not required including tax and shipping, view price breakdown in multiple currencies
----------------------------------------------------------------------------------------------------------------------------------

45.  Ability to default to the last method of payment used by the customer,
     e.g. credit card, check
----------------------------------------------------------------------------------------------------------------------------------

46. Ability to split the method of payment across multiple line items
----------------------------------------------------------------------------------------------------------------------------------

47.  Ability to establish item specific payment restrictions, e.g. payable with credit card only
----------------------------------------------------------------------------------------------------------------------------------

48.  Ability to qualify customers for different payment plans:
     deposit/pre-paid, installment, quarterly billing, etc.
----------------------------------------------------------------------------------------------------------------------------------

49.  Ability to separate payments into installments based on the item being sold and view a schedule including amount of payment, date due and number of installments ("FlexPay" option)
----------------------------------------------------------------------------------------------------------------------------------

50. Ability to edit the auto pay schedule for continuity items
----------------------------------------------------------------------------------------------------------------------------------

51.  Ability to settle payment at an item level or order level                  Banner allows the customer to direct the
                                                                                application of his payment when paying via the
                                                                                CSR.   For payments received via mail, Banner
                                                                                allows you to configure the payment application
                                                                                rules

----------------------------------------------------------------------------------------------------------------------------------

Knowledge Management
----------------------------------------------------------------------------------------------------------------------------------

1.   Ability to automatically and continuously gather info from
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 80 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CARE


                                                                                              EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------
     internal sources i.e. continuously update a common knowledge base so that the latest resolutions are available
----------------------------------------------------------------------------------------------------------------------------------

2.   Ability to catalog and retrieve competitive, product, and                  Our understanding is that EMW will provide a
     marketing information                                                      list of competitive information that can be
                                                                                referenced by the CSR during sales and support
                                                                                call.  This information will be integrated in
                                                                                the CSR scripting.
----------------------------------------------------------------------------------------------------------------------------------

3.   Ability to display text search results by highest occurrence
----------------------------------------------------------------------------------------------------------------------------------

4.   Ability to search based on:
----------------------------------------------------------------------------------------------------------------------------------

         Word stems
----------------------------------------------------------------------------------------------------------------------------------

         Synonyms
----------------------------------------------------------------------------------------------------------------------------------

         Fuzzy searching
----------------------------------------------------------------------------------------------------------------------------------

5.   Ability to capture customer questions in order to track most FAQ's,
     e.g. enter customer question associated with a product or service
----------------------------------------------------------------------------------------------------------------------------------

Customer Satisfaction
----------------------------------------------------------------------------------------------------------------------------------

1.   Ability to conduct customer surveys using branch scripting
----------------------------------------------------------------------------------------------------------------------------------

2.   Ability to conduct automated customer surveys either for a random          For "Go Live", required through the Web Site
     customer group or targeted customer group via IVR or Web                   only (no IVR).
----------------------------------------------------------------------------------------------------------------------------------

Correspondence Fulfillment      Box 3.2
----------------------------------------------------------------------------------------------------------------------------------

1.   Capability for ink jet and laser jet printing and addressing
----------------------------------------------------------------------------------------------------------------------------------

2.   Ability to receive customer information electronically
----------------------------------------------------------------------------------------------------------------------------------

3.   Ability to perform custom literature kit assembly (if required)            This is handled by CSR's manually in Start-up
                                                                                Services
----------------------------------------------------------------------------------------------------------------------------------

4.   Ability to perform mail request processing                                 "                                                "
----------------------------------------------------------------------------------------------------------------------------------

5.   Ability to automatically retrieve detailed product or service              "                                                "
     information and automatically fulfill literature requests via mail
----------------------------------------------------------------------------------------------------------------------------------

6.   Ability to automatically retrieve detailed product or service              "                                                "
     information and automatically fulfill literature requests via FAX
----------------------------------------------------------------------------------------------------------------------------------

7.   Ability to automatically retrieve detailed product or service              "                                                "
     information and automatically fulfill literature requests via e-mail including automated sorting and merging capabilities
----------------------------------------------------------------------------------------------------------------------------------

8.   Ability to manage mail returns, inaccuracies, and provide reporting of     "                                                "
     such activities
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 81 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
USAGE MANAGEMENT FUNCTIONAL REQUIREMENTS


                                                                                              EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------

1.   Ability to capture (via EDI exchange) usage history data about the customer from the previous provider where available
----------------------------------------------------------------------------------------------------------------------------------

2.   Ability to transmit (via EDI exchange) the usage history data of a departing customer to the new provider or to UDC (depending on the market rules)
----------------------------------------------------------------------------------------------------------------------------------

3.   Ability to receive (via EDI exchange), validate, and store the usage history data from UDC/LDC and NON-commodity service providers (if applicable)
----------------------------------------------------------------------------------------------------------------------------------

4.   Ability to receive (via EDI exchange) meter set-up and reference data to validate and correctly process usage data
----------------------------------------------------------------------------------------------------------------------------------

5.   Ability to resolve usage history data issues (such as unknown account, history not received, invalid data) with UDC/LDC/Non-commodity service providers
----------------------------------------------------------------------------------------------------------------------------------

6.   Ability to provide commodity usage history data to load forecasting applications of commodity/risk management
----------------------------------------------------------------------------------------------------------------------------------

7.   Ability to provide usage history and current usage data to customer intelligence to support customer segmentation, profiling and service
----------------------------------------------------------------------------------------------------------------------------------

8.   Ability to provide usage data for value added informational                Additional Required Functionality
     features such as charts graphs and graphs on bill.
----------------------------------------------------------------------------------------------------------------------------------

9.   Ability to install electricity meters at customer premises in accordance with Meter Service Providers (MSP) rules and regulations
----------------------------------------------------------------------------------------------------------------------------------

10.  Ability to track and report meter installation statistics
----------------------------------------------------------------------------------------------------------------------------------

11.  Ability to track meter attributes
----------------------------------------------------------------------------------------------------------------------------------

12.  Ability to receive meter installation data with UDC as per rules and regulations
----------------------------------------------------------------------------------------------------------------------------------

13.  Ability to track one or more meter per account
----------------------------------------------------------------------------------------------------------------------------------

14.  Ability to read interval meters remotely (telephone, wireless) on daily schedule
----------------------------------------------------------------------------------------------------------------------------------

15.  Ability to read interval meters remoter (telephone, wireless) on monthly schedule
----------------------------------------------------------------------------------------------------------------------------------

16.  Ability to record usage & demand in intervals of no less than one hour
----------------------------------------------------------------------------------------------------------------------------------

17. Ability to perform usage validation per rules and regulations
----------------------------------------------------------------------------------------------------------------------------------

18.  Ability to post validated usage to counterparties (such as UDC)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 82 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------
USAGE MANAGEMENT FUNCTIONAL REQUIREMENTS


                                                                                              EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------
     per rules and regulations
----------------------------------------------------------------------------------------------------------------------------------

19.  Ability to detect metering anomalies and dispatch MSP for repair if needed
----------------------------------------------------------------------------------------------------------------------------------

20.  Ability to replace/repair meter and communicate meter data to UDC per rules and regulations
----------------------------------------------------------------------------------------------------------------------------------

21.  Ability to track meter diagnostics by device type and by specific device
----------------------------------------------------------------------------------------------------------------------------------

22.  Ability to remove meter at the time of service termination as per rules and regulations
----------------------------------------------------------------------------------------------------------------------------------

23.  Ability to perform basic validation of UDC metered usage data. E.g.
     - Date overlap
     - Date gaps
     - Usage out of tolerance compared to history
----------------------------------------------------------------------------------------------------------------------------------

24.  Ability to resolve current usage data issues with UDC/LDC/Non-commodity service providers
----------------------------------------------------------------------------------------------------------------------------------

25.  Ability to provide current usage data to billing applications for validation and bill calculation using the supported billing methods
----------------------------------------------------------------------------------------------------------------------------------

26.  Ability to ensure the receipt of complete usage data for each period to process billing cycles with minimum exceptions
----------------------------------------------------------------------------------------------------------------------------------

27.  Ability to identify and alert the UDC/LDC/Non-commodity service providers of their meter reading errors and exceptions
----------------------------------------------------------------------------------------------------------------------------------

28.  Ability to provide commodity usage data for physical settlement processing of commodities
----------------------------------------------------------------------------------------------------------------------------------

29.  Ability to provide usage history data to billing presentation applications
----------------------------------------------------------------------------------------------------------------------------------

30.  Ability to make the usage data available for online information service features support on the Web site
----------------------------------------------------------------------------------------------------------------------------------

31.  Ability to obtain usage data of consumers who are not current customers where permitted by regulation and where defined market data exchange mechanisms exist
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 83 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BILLING FUNCTIONAL REQUIREMENTS
(ENERGY SERVICE PROVIDER (ESP) CONSOLIDATED BILLING ASSUMED
UNLESS OTHERWISE STATED)

                                                                                             EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------

Commodity Billing - Highlighted requirements enable the likely Go Live commodity products - Fixed Rate, 10% Off Fixed Tariff, and Green Power
(final product decision pending the new CEO's review of the marketing plan)
----------------------------------------------------------------------------------------------------------------------------------

1.   Ability to receive UDC/LDC charges, including applicable taxes on those charges
----------------------------------------------------------------------------------------------------------------------------------

2.   Ability to perform basic validations (known customer/account/rate class)
----------------------------------------------------------------------------------------------------------------------------------

3.   Ability to bill multiple commodities on one bill
----------------------------------------------------------------------------------------------------------------------------------

4.   Ability to perform advanced validations (billed usage against measurement data, date overlaps/gaps, tolerance vs. history based on
     Rate Class, Account)
----------------------------------------------------------------------------------------------------------------------------------

5.   Ability to bill commodity only at fixed rate plus UDC/LDC passthrough
----------------------------------------------------------------------------------------------------------------------------------

6.   Ability to include customer charge in the fixed rate commodity only billing
----------------------------------------------------------------------------------------------------------------------------------

7.   Ability to include tiered volume changes (at least 3 tiers) in fixed rate commodity only billing
----------------------------------------------------------------------------------------------------------------------------------

8.   Ability to bill commodity only at index rate plus UDC passthrough
----------------------------------------------------------------------------------------------------------------------------------

9.   Ability to include customer charges in the index rate commodity only billing
----------------------------------------------------------------------------------------------------------------------------------

10.  Ability to bill delivered commodity at fixed rate without passing through UDC/LDC charges
----------------------------------------------------------------------------------------------------------------------------------

11.  Ability to show UDC/LDC charges as details in fixed rate delivered commodity bill and use them to derive tax on ESP charges with tax neutrality
----------------------------------------------------------------------------------------------------------------------------------

12.  Ability to include customer charges in fixed rate delivered commodity bill
----------------------------------------------------------------------------------------------------------------------------------

13.  Ability to include tiered volume charges (at least 3 tiers) in fixed rate delivered commodity bill
----------------------------------------------------------------------------------------------------------------------------------

14.  Ability to bill delivered commodity at index rate plus UDC passthrough
----------------------------------------------------------------------------------------------------------------------------------

15.  Ability to include customer charge in the index rate delivered commodity billing
----------------------------------------------------------------------------------------------------------------------------------

16.  Ability to bill delivered commodity at fixed dollar amount
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 84 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BILLING FUNCTIONAL REQUIREMENTS
(ENERGY SERVICE PROVIDER (ESP) CONSOLIDATED BILLING ASSUMED
UNLESS OTHERWISE STATED)

                                                                                             EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------

17.  Ability to track a baseline volume amount associated with fixed dollar delivered commodity
----------------------------------------------------------------------------------------------------------------------------------

18.  Ability to bill fixed rate delivered commodity for difference between actual and baseline usage (fixed dollar) on a periodic basis (annual or termination)
----------------------------------------------------------------------------------------------------------------------------------

19.  Ability to bill customer based on frozen utility tariff
----------------------------------------------------------------------------------------------------------------------------------

20.  Ability to apply discounts to frozen-utility-tariff-based customer bill
----------------------------------------------------------------------------------------------------------------------------------

21.  Ability to bill customer based on floating utility tariff
----------------------------------------------------------------------------------------------------------------------------------

22.  Ability to apply discounts to floating-utility-tariff-based customer bill
----------------------------------------------------------------------------------------------------------------------------------

23.  Ability to track and resolve situations where UDC/LDC charges are expected, but not were received
----------------------------------------------------------------------------------------------------------------------------------

24.  Ability to resolve data issues with UDC/LDC
----------------------------------------------------------------------------------------------------------------------------------

25.  Ability to provide reports on issues and status
----------------------------------------------------------------------------------------------------------------------------------

26.  Ability to provide validated usage charges to Accounts Payable for UDC/LDC settlement
----------------------------------------------------------------------------------------------------------------------------------

27. Ability to calculate and record ESP charges
----------------------------------------------------------------------------------------------------------------------------------

28.  Ability to receive, validate and store market based indices and apply them to bill calculation
----------------------------------------------------------------------------------------------------------------------------------

29.  Ability to calculate and record applicable tax on ESP charges
----------------------------------------------------------------------------------------------------------------------------------

30.  Ability to calculate all ESP charges on a tax-neutral basis
----------------------------------------------------------------------------------------------------------------------------------

31.  Ability to pass-through UDC/LDC taxes and calculate ESP taxes by backing into basis on delivered commodity (customer quoted combined price for
     Transmission, Distribution and Commodity)
----------------------------------------------------------------------------------------------------------------------------------

32.  Ability to ensure customers who are tax exempt are not assessed taxes
----------------------------------------------------------------------------------------------------------------------------------

33.  Ability to calculate ESP charges when volumes are restated in prior month based on then applicable product and price, and record a net adjustment to the current month's bill.
----------------------------------------------------------------------------------------------------------------------------------

34.  Ability to calculate ESP charges when price was incorrect and is restated in prior month and record a net adjustment to the current month's bill.
----------------------------------------------------------------------------------------------------------------------------------

35.  Ability to reverse bill and new bill for volume or price adjustments
----------------------------------------------------------------------------------------------------------------------------------

36.  Ability to validate UDC/LDC billed usage against measured usage for that period captured in Usage Data Management
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 85 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BILLING FUNCTIONAL REQUIREMENTS
(ENERGY SERVICE PROVIDER (ESP) CONSOLIDATED BILLING ASSUMED
UNLESS OTHERWISE STATED)

                                                                                             EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------

37.  Ability to calculate amount due for each commodity based on ESP and UDC charges with prior period adjustments
----------------------------------------------------------------------------------------------------------------------------------

38.  Ability to provide amount due and charge detail to the bill consolidation function
----------------------------------------------------------------------------------------------------------------------------------

39.  Ability to provide summary data by product/other segments to Financial
     Reporting
----------------------------------------------------------------------------------------------------------------------------------

40. Ability to provide data to support tax reporting and tax audit
----------------------------------------------------------------------------------------------------------------------------------

41. Ability to calculate credits/adjustments that are product specific
----------------------------------------------------------------------------------------------------------------------------------

42. Ability to ensure late fee rules are enforced (per state)
----------------------------------------------------------------------------------------------------------------------------------

43.  Ability to pass-though in-line messages from UDC/LDC, EMW or other partners
----------------------------------------------------------------------------------------------------------------------------------

44.  Ability to charge an early termination fee
----------------------------------------------------------------------------------------------------------------------------------

45.  Ability to charge for leased goods on the commodity bill (such as electricity meter)
----------------------------------------------------------------------------------------------------------------------------------

46.  Ability to charge for purchased goods on the commodity bill (such as meters)
----------------------------------------------------------------------------------------------------------------------------------

47.  Ability to apply recurring charge for metering related services on the commodity bill (such as meter reading services, meter warranty services, etc.)
----------------------------------------------------------------------------------------------------------------------------------

48.  Ability to apply one-time charge for metering related services on the commodity bill (such as meter replacement at customer expense)
----------------------------------------------------------------------------------------------------------------------------------

49.  Ability to bill customer for each commodity under a different rate plan
----------------------------------------------------------------------------------------------------------------------------------

50. Ability to calculate bill based on cross-product pricing
----------------------------------------------------------------------------------------------------------------------------------

51.  Ability to calculate incentives (shopping credit, frequent flyer miles, Web
     $, etc.) tied to usage/bill amount
----------------------------------------------------------------------------------------------------------------------------------

52.  Ability to check the `reasonableness' of charges against historic charges
----------------------------------------------------------------------------------------------------------------------------------

53.  Ability to display comparative bill calculations - other ESP, Additional
     Required Functionality Utilities, EMW standard rates and special cost-savings plans
----------------------------------------------------------------------------------------------------------------------------------

54.  Ability to flag abnormalities/fluctuations in the bill amount on the bill
----------------------------------------------------------------------------------------------------------------------------------

55.  Ability to do budget billing with annual true up
----------------------------------------------------------------------------------------------------------------------------------

56.  Ability to do budget billing with flat dollar billing
----------------------------------------------------------------------------------------------------------------------------------

57.  Ability to show the product name (e.g. Regular vs. Green pricing
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 86 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
BILLING FUNCTIONAL REQUIREMENTS
(ENERGY SERVICE PROVIDER (ESP) CONSOLIDATED BILLING ASSUMED
UNLESS OTHERWISE STATED)

                                                                                             EXPLANATION
----------------------------------------------------------------------------------------------------------------------------------
     approach) on the bill
----------------------------------------------------------------------------------------------------------------------------------
58.  Ability to bill customer only for the ESP charges and taxes (Dual
     Billing model)
----------------------------------------------------------------------------------------------------------------------------------

59.  Ability to provide ESP charges & taxes to 3rd party bill consolidators such as UDC/LDC and `Thin aggregator' partners (UDC or 3rd Party
     Consolidated Billing model)
----------------------------------------------------------------------------------------------------------------------------------

60.  Ability to provide an ESP consolidated bill
----------------------------------------------------------------------------------------------------------------------------------














--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 87 -
                              Exhibit 1A SI SOW



----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NON-COMMODITY BILLING
----------------------------------------------------------------------------------------------------------------------------------

1.   Ability to receive data from EMW operations or third party TO CALCULATE
     CHARGES (for variable charge services based upon periodic `usage')
----------------------------------------------------------------------------------------------------------------------------------

2.   Ability to be a `Thin aggregator' of billing and customer service to 3rd party by including the determinants (usage or time periods) and 3rd party calculated charges/taxes to pass through
----------------------------------------------------------------------------------------------------------------------------------

3.   Ability to provide basic validation on data received (CUSTOMER/ACCOUNT
     KNOWN, service established, reasonable usage based on history)
----------------------------------------------------------------------------------------------------------------------------------

4.   Ability to flag situations where third party data expected but not received
----------------------------------------------------------------------------------------------------------------------------------

5.   Ability to provide data to Accounts Payable for 3rd party settlements
----------------------------------------------------------------------------------------------------------------------------------

6. Ability to resolve data issues with third party vendors
----------------------------------------------------------------------------------------------------------------------------------

7.   Ability to provide reports on issues and status                            A limited set of reports will be provided
----------------------------------------------------------------------------------------------------------------------------------

8.   Ability to calculate and record service charges based on determinants
     (variable usage/price) and pass-through charges
----------------------------------------------------------------------------------------------------------------------------------

9.   Ability to calculate charges based upon customer billing cycle (For fixed charge services)
----------------------------------------------------------------------------------------------------------------------------------

10.  Ability to calculate and record applicable tax on service charges
----------------------------------------------------------------------------------------------------------------------------------

11.  Ability to provide data by product or other segments to Financial          We can report by rate code, service type etc.
     Reporting
----------------------------------------------------------------------------------------------------------------------------------

12.  Ability to record adjustments and use them in the bill calculation         Adjustments are reflected in the current bill.
----------------------------------------------------------------------------------------------------------------------------------

13.  Ability to provide data for tax audit and tax reporting                    Report and pass through Tax information to your
                                                                                G/L
----------------------------------------------------------------------------------------------------------------------------------

14.  Ability to pass-though in-line messages                                    Limited inline messaging (255 chars) per account
                                                                                with an additional 255 chars available for
                                                                                broadcast messages. Additionally the bill print
                                                                                center can handle inserts.
----------------------------------------------------------------------------------------------------------------------------------

15.  Ability to charge an early termination fee
----------------------------------------------------------------------------------------------------------------------------------

16.  Ability to calculate a bill based on cross-product pricing
----------------------------------------------------------------------------------------------------------------------------------

17.  Ability to calculate incentives (shopping credit, frequent flyer miles,
     Web $, etc.) tied to usage/bill amount
----------------------------------------------------------------------------------------------------------------------------------

18.  Ability to check the `reasonableness' of current charges against historic charges
----------------------------------------------------------------------------------------------------------------------------------

19.  Ability to display comparative bill calculations - other ESP, Utilities,
     EMW standard rates and special cost-saving plans
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 88 -
                              Exhibit 1A SI SOW


----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

20. Ability to flag abnormalities/fluctuations in the bill amount
----------------------------------------------------------------------------------------------------------------------------------

21. Ability to do budget billing with annual true up
----------------------------------------------------------------------------------------------------------------------------------

22. Ability to resell 3rd party merchandise as a "Merchant Aggregator' at EMW price

----------------------------------------------------------------------------------------------------------------------------------

23.  Ability to bill the customer for 3rd party merchandise using credit card, bank debit or consolidated billing (on terms)
----------------------------------------------------------------------------------------------------------------------------------










--------------------------------------------------------------------------------
IBM Confidential                 May 12, 2000                        Page - 89 -
                              Exhibit 1A SI SOW

-----------------------------------------------------------------------------   --------------------------------------------------
Bill Consolidation
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to calculate consolidated current amount due, date due, and invoice number based upon the customer's billing cycle with EMW
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to obtain current account balance and transactions since last bill (payments, adjustments) from accounts receivable (A/R) system
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to show the total amount due with a summary charges by commodity and NON-commodity services/products
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to show detail charges by commodity and NON-commodity services/products to support total amount due
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to interface required data to A/R (customer, account, due date, current amount due, and invoice number)
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to interface required data for initiation of payment               Banner allows for recurring payments from
     processing for credit card or automated debit. In such cases,              credit card or automated debit. Billing advice
     ability required to designate bill as `billing advice only'                notice can be included with inline messaging
                                                                                by account.
-----------------------------------------------------------------------------   --------------------------------------------------

7.   Ability to send a bill to receive payment if a customer does not have prearranged payment method
-----------------------------------------------------------------------------   --------------------------------------------------

8.   Ability to send a non-invoice billing advice if a customer has a prearranged automatic payment plan.
-----------------------------------------------------------------------------   --------------------------------------------------

9.   Ability to interface required data to physical or electronic bill presentation based on customer billing method
-----------------------------------------------------------------------------   --------------------------------------------------

10.  Ability to support customer option to have the bill sent to a billing address instead of their service address
-----------------------------------------------------------------------------   --------------------------------------------------

11.  Ability to apply discounts and incentives (e.g. Web invoice, referrals credit) to a consolidated bill
-----------------------------------------------------------------------------   --------------------------------------------------

12.  Ability to group services into one or more consolidated bill to the customer
-----------------------------------------------------------------------------   --------------------------------------------------

13.  Ability to customize messaging for cross-sell or up-sell
-----------------------------------------------------------------------------   --------------------------------------------------

14.  Ability to collect and group data for chart/graphs for Bill                Additional Required Functionality
     presentation
-----------------------------------------------------------------------------   --------------------------------------------------

15.  Ability to provide detailed data to accounts receivable (e.g. invoice number, amount, date due, etc.)
-----------------------------------------------------------------------------   --------------------------------------------------

16.  Ability to provide data required for lockbox processing (indexed to zip code)
-----------------------------------------------------------------------------   --------------------------------------------------

17.  Ability to provide data to support channel/alliance management (e.g.
     how many customers, their monthly usage, their bill amounts, retention)
-----------------------------------------------------------------------------   --------------------------------------------------

18.  Daily status reports on bills processed per day, number of bills sent to print shop, the dollar amount on processed bills sub-totaled
-----------------------------------------------------------------------------   --------------------------------------------------


--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 90 -
                             Exhibit 1A SI SOW



     by utility charge, commodity charge and total
-----------------------------------------------------------------------------   --------------------------------------------------

19.  Management reports: Bill processing, adjustment processing, invoice accuracy, etc.
-----------------------------------------------------------------------------   --------------------------------------------------

20.  Ability to provide data for detailed financial analysis (e.g. amount due, discounts, etc.)
-----------------------------------------------------------------------------   --------------------------------------------------

21.  Ability to download data to an ad-hoc reporting tool
-----------------------------------------------------------------------------   --------------------------------------------------

22.  Ability to include rebates to return the deposits held after a period of time
-----------------------------------------------------------------------------   --------------------------------------------------

23.  Ability to support budget or levelized payments
-----------------------------------------------------------------------------   --------------------------------------------------

24.  Ability to allow the user to choose a billing cycle based on the day of the month with system parameters that ensure adequate distribution across bill cycles
-----------------------------------------------------------------------------   --------------------------------------------------

25.  Ability to support multi-language in bill presentation
-----------------------------------------------------------------------------   --------------------------------------------------

26.  Ability to support multi-currency - Canada and Mexico
-----------------------------------------------------------------------------   --------------------------------------------------

27.  Ability to notify customer of a bill via e-mail with a link to the EMW
     Electronic Bill Presentation & Payment Web site
-----------------------------------------------------------------------------   --------------------------------------------------

28.  Ability to include an additional fee for the consolidated billing option
-----------------------------------------------------------------------------   --------------------------------------------------



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 91 -
                             Exhibit 1A SI SOW



-----------------------------------------------------------------------------   --------------------------------------------------

Electronic Bill Presentation & Payment
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to present an electronic bill via the Web site
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to transmit bill data to a third party bill consolidator if required
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to include data from the UDC/LDC/3rd Party (such as a bill stuffer) via a link to the 3rd party site or .pdf format
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to provide marketing/advertising offer information (via EMW site or 3rd party site)
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to capture credit card data for a one time payment (assuming that it has already been setup)
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to capture direct debit data for a one time payment (assuming that it has already been setup)
-----------------------------------------------------------------------------   --------------------------------------------------

7.   Ability to provide lockbox information for customers wishing to mail payments
-----------------------------------------------------------------------------   --------------------------------------------------

8.   Ability to display historical bills for 13 months
-----------------------------------------------------------------------------   --------------------------------------------------

9.   Ability to show an account activity summary
-----------------------------------------------------------------------------   --------------------------------------------------

10.  Ability to use an online help tool for bill explanation
-----------------------------------------------------------------------------   --------------------------------------------------

11.  Ability to send e-mails and instant chat messages for billing questions    No instant chat in Quick-Start.
-----------------------------------------------------------------------------   --------------------------------------------------

12.  Ability for the customer to request a call back at a specific time range and phone number
-----------------------------------------------------------------------------   --------------------------------------------------

13.  Ability to display bills in formats that are printable
-----------------------------------------------------------------------------   --------------------------------------------------

14.  Ability to display bills in formats that are downloadable (in comma-separated, fixed length, etc)
-----------------------------------------------------------------------------   --------------------------------------------------

15. Ability for the customer to customize the look and feel of the bill
-----------------------------------------------------------------------------   --------------------------------------------------



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 92 -
                             Exhibit 1A SI SOW



-----------------------------------------------------------------------------   --------------------------------------------------

Physical Bill Presentation & Payment
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to print consolidated bill per EMW format
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to print multiple bill formats based on municipality and state
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to include UDC/LDC/3rd Party inserts as required
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to include marketing/advertising inserts as required by EMW
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to return electronic bill image for customer service
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to use US Mail, first class postage
-----------------------------------------------------------------------------   --------------------------------------------------

7.   Ability to provide bill re-print capability
-----------------------------------------------------------------------------   --------------------------------------------------

8.   Ability to charge the customer for bill re-prints
-----------------------------------------------------------------------------   --------------------------------------------------

9.   Ability to create and present charts and graphs of billing trends (e.g.
     cumulative 13 month usage)
-----------------------------------------------------------------------------   --------------------------------------------------


--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 93 -
                             Exhibit 1A SI SOW

-----------------------------------------------------------------------------   --------------------------------------------------
REMITTANCE PROCESSING AND COLLECTIONS FUNCTIONAL REQUIREMENTS


                                                                                              EXPLANATION
-----------------------------------------------------------------------------   --------------------------------------------------
Accounts Receivable
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to accept lockbox output and tie payments to an account and invoice
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to accept automatic bank draft (ACH) data and tie payments to an account and invoice
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to process credit card and check card payments and tie payments to an account and invoice
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to process payment exceptions
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to record processed payments against accounts and recalculate account balances (based on EMW cash application rules for partial or overpayment)
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to apply policy for entry to collections program
-----------------------------------------------------------------------------   --------------------------------------------------

7.   Ability to generate traditional A/R Reporting (Aging, Days in A/R) to provide details to collections
-----------------------------------------------------------------------------   --------------------------------------------------

8.   Ability to generate summary level A/R reports for EMW
-----------------------------------------------------------------------------   --------------------------------------------------

9.   Ability to apply policy for disconnect and provide data to Customer
     Management for approval
-----------------------------------------------------------------------------   --------------------------------------------------

10.  Ability to provide A/R summary and detail reporting
-----------------------------------------------------------------------------   --------------------------------------------------

11.  Ability to provide general ledger (GL) reporting such as cash and revenue
-----------------------------------------------------------------------------   --------------------------------------------------

12.  Ability to assess and process late payment fees
-----------------------------------------------------------------------------   --------------------------------------------------

13.  Ability to support and process contested charges
-----------------------------------------------------------------------------   --------------------------------------------------

14.  Ability to receive the payments from UDC (in the case of UDC
     Consolidated Billing) and allocate the cash as per EMW policy
-----------------------------------------------------------------------------   --------------------------------------------------

15. Ability to track A/R from 3rd party consolidator/aggregators
-----------------------------------------------------------------------------   --------------------------------------------------

16. Ability to receive payments from 3rd party consolidators/aggregators
-----------------------------------------------------------------------------   --------------------------------------------------

17.  Ability to receive payments from customers of EMW `Thin Aggregator'
     clients
-----------------------------------------------------------------------------   --------------------------------------------------

18.  Ability to receive service fee from EMW `Thin Aggregator' clients
-----------------------------------------------------------------------------   --------------------------------------------------

19.  Ability to account for invoice revenue by type of charge - pass-thru, tax, service (Cash Accounting)
-----------------------------------------------------------------------------   --------------------------------------------------


--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 94 -
                             Exhibit 1A SI SOW



-----------------------------------------------------------------------------   --------------------------------------------------
Collections
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to accept traditional detailed A/R reports such as aging and past due accounts to prepare for applying the EMW collection policy
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to record processed collected payment against accounts and recalculate account balance
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to generate collection letters based on the EMW collection policy
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to generate call lists based on the EMW collection policy
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to contact overdue customers and record results of the customer contacts
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to receive payments from customers
-----------------------------------------------------------------------------   --------------------------------------------------

7.   Ability to create payment plans, if necessary, for a customer and track plan through to A/R
-----------------------------------------------------------------------------   --------------------------------------------------



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 95 -
                             Exhibit 1A SI SOW



-----------------------------------------------------------------------------   --------------------------------------------------

Accounts Payable
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to provide data to drive periodic payments to UDCs
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to provide data to drive periodic payments to other 3rd party providers
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to generate one-time payment requests
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to generate periodic payment requests                              Will pass the data to your Financial system for
                                                                                it to service
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to obtain approval from EMW to make payments to UDC/LDC            Same as above.
     and 3rd parties
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to make payments to UDC/LDC and 3rd parties.
-----------------------------------------------------------------------------   --------------------------------------------------



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 96 -
                             Exhibit 1A SI SOW



-----------------------------------------------------------------------------   --------------------------------------------------

Reconciliation
-----------------------------------------------------------------------------   --------------------------------------------------

1.   Ability to reconcile customer payments (via lock box, credit cards, EFT)
     to customer accounts and invoices
-----------------------------------------------------------------------------   --------------------------------------------------

2.   Ability to communicate and resolve reconciliation errors with the customer via web or telephone
-----------------------------------------------------------------------------   --------------------------------------------------

3.   Ability to reconcile customer commodity usage and UDC/LDC settlement payments (ESP Consolidated billing)
-----------------------------------------------------------------------------   --------------------------------------------------

4.   Ability to reconcile settlement payments received from UDC/LDC/3rd party aggregators to ESP charges (UDC or 3rd party consolidated billing)
-----------------------------------------------------------------------------   --------------------------------------------------

5.   Ability to reconcile customer payments for 3rd party
     services and payments to 3rd party services (`Thin
     Aggregator' model)
-----------------------------------------------------------------------------   --------------------------------------------------

6.   Ability to resolve reconciliation errors with other business partners electronically (using EDI, XML or other techniques)
-----------------------------------------------------------------------------   --------------------------------------------------



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 97 -
                             Exhibit 1A SI SOW

APPENDIX B DELIVERABLE REVIEW AND SIGN-OFF PROCEDURE

       Each deliverable document, as defined in Appendix A - Deliverable Guidelines, will be accepted in accordance with the following procedure:

       - One (1) printed draft of the deliverable document will be submitted to the EMW Contract Executive. Each deliverable will contain a list of contributors.

       - It is the EMW Contract Executive's responsibility to make and distribute additional copies to any other reviewers.

       - Within two (2) business days the EMW Contract Executive will either accept the deliverable or provide the IBM Contract Executive a written list of requested changes. If no response from the EMW Contract Executive is received within two (2) business days. Then the deliverable shall be deemed accepted.

       - IF a written list of requested changes is received within two (2) business days, the IBM Contract Executive will make the appropriate revisions and will, within two (2) business days, re-submit the updated final version to the EMW Contract Executive. When IBM has completed the agreed upon changes, the document will be deemed accepted.



--------------------------------------------------------------------------------
IBM Confidential                May 12, 2000                        Page - 98 -
                             Exhibit 1A SI SOW

                                   Exhibit 1.B


                                Statement of Work


                              Steady State Services

1.0  INTRODUCTION

This Exhibit 1.B describes the Services, duties and responsibilities of IBM and EMW related to IBM's provision of the Steady State Services. IBM will provide the Steady State Services in accordance with the Agreement (including the descriptions contained in this Exhibit 1.B, the Service Levels specified in
Exhibit 5 and the Procedures Manual). The terms and conditions of the Information Technology Services Agreement between IBM and EMW of this date shall apply, unless specifically referred to as superceded herein, to the scope and deliverables to be provided under this Statement of Work ("SOW"). Changes to any of the Steady State Services set forth in this Exhibit 1.B will be handled in accordance with the Change Control Procedures in Exhibit 8.

2.0  DEFINITIONS

All capitalized terms used and not defined in this Exhibit 1 shall have the meaning defined in the Agreement and the Exhibits.

a) "Abandoned Call" means that a caller reached the ACD queue, but hangs up before reaching an CSR.

b) "After Contact Work (ACW)" means the work that CSRs or Senior CSRs perform that is necessitated by and immediately follows an inbound or outbound transaction or precedes an outbound transaction. ACW may include entering data, filling out forms and making outbound contacts necessary to complete the transaction. While performing this work, the CSR or Senior CSR is unavailable to make or receive another contact.

c) "CSR Available Time" means the total time that a CSR or CSR group is available to handle contacts for a given time period. Refers to how much time CSRs were available to respond to Contacts during their shifts, including the time spent handling Contacts, ACW time, and the time spent waiting for Contacts to arrive also called Availability.

d)   "CSR Minute" shall have the meaning defined in Exhibit 4.

e) "CSRs" means person(s) employed by or subcontracted by IBM to provide the Customer Acquisition, Customer Care.

f) "Automatic Call Distributor (ACD)" means the specialized programmable telephone system that automatically answers calls, queues calls, distributes calls to CSRs, plays delay announcements to callers and provides real-time and historical reports on these activities.

g) "Contact", which is also called Transaction and Customer Contact, refers to telephone calls, voice mail messages, electronic mail, web calls and other types of contacts.

h) "Customer Contact Center" means a Designated IBM Service Location staffed with CSRs.

i) "Customer Information System" ("CIS") means the system that performs customer relationship management functions (e.g.,Clarify, and SCT Banner).

j) "UDC Service Transaction " means an electronic transaction which is used to communicate with each of the UDCs. There are three types of UDC Service
     Transactions: (1) a connect UDC Service Transaction used by EMW to inform an UDC that a customer wants to switch to another utility; (2) a change UDC Service Transaction which can be initiated by either EMW or an UDC if a customer changes any information such as name or billing address; and (3) a disconnect UDC Service

IBM Confidential                  May 12, 2000                         Page 1
                        Exhibit 1.B Steady State Services

     Transaction which is initiated by either EMW or an UDC to indicate that a customer is no longer supplied by EMW.

k) "Interactive Voice Response (IVR)" means a software application that accepts a combination of voice telephone input and touch-tone keypad selection and provides appropriate responses in the form of voice, callback, and other media.

l) "Monitoring" means the process of reviewing (listening or reading) to CSRs' contacts with consumers for the purpose of maintaining quality. Call monitoring can be silent, where CSRs don't know when they are being monitored; side by side, where the person monitoring sits next to the CSR and observes calls; or record and review, where calls are recorded and then later played back and assessed, either locally or remotely.

m) "Remittance" is defined as the process of receiving payment from a customer and posting that payment to a EMW bank account and recording the payment on the customer's account in the CIS.

n) "Script" means the dialogue that a caller hears when calling into the IVR and the written dialogue that a CSRs will use to respond to inbound calls and making outbound calls, in each case as approved by EMW.

o) "Utility Distribution Company" ("UDC") means the entities which provide regulated services for the distribution and delivery of gas and electricity to customers and serve customers who do not choose direct access.

3.0  PROJECT OFFICE

IBM will maintain a project office under the direction of the IBM Contract Executive who will provide day-to-day management of the Steady State Services. The project office will also function as the point of contact for any EMW questions concerning Steady State Services.

IBM will establish a technical team whose role will be to coordinate all aspects of the technical operations and support related to the Steady State Services. Such team will participate in the operations, change management, problem management and performance review meetings.

The Project Office Steady State Services performed at the Customer Contact Center will include:

a) Assisting EMW with the documenting of inbound "Customer Acquisition" Script flow and Script language, including assisting with EMW's advertising message through customer contact Scripts;

b) Assisting EMW with the coordination of input and output of files and reports between EMW's Advertising Agency and the Customer Contact Center in accordance with the Procedures Manual;

c) The development of implementation processes necessary to support "Customer Acquisition" activities and interfaces at the Customer Contact Center;

d) Creating and maintaining, with input from EMW, various documentation and reports to include:

   1. The Procedures Manual - which will include EMW's business rules and IBM procedures for operating the Customer Contact Center, bill print, mail and Remittance, development and maintenance of Scripts, processes to implement new marketing campaigns, processes associated with each customer access channel and alliance partner interfaces (telephone, electronic mail, Internet forms), API's and change and problem management as approved by EMW;

   2. Defining report formats, content, time schedules and distribution lists;

   3. Documenting outbound fulfillment requirements and processes;

   4. Documenting advertising campaign interfaces and processes to support EMW's advertising objectives;

   5.   Documenting CSRs training curricula;

   6. Defining and documenting quality assurance processes, and

IBM Confidential                  May 12, 2000                         Page 2
                        Exhibit 1.B Steady State Services

   7. Maintaining version control of documentation.

e)   Participating in the Operational Planning and Forecasting Process.

5.0  OPERATIONAL SERVICES

a)   INFRASTRUCTURE SUPPORT

IBM will provide and maintain on an going basis the IBM Software and Machines necessary to provide the Steady State Services in accordance with the Agreement (including the Service Levels Exhibit), including the:

   1. management, operations and maintenance of the network connectivity between the internet and the Service Locations.

   2. performance of application maintenance and support for the IBM Software; including defect identification and fixes, and installation of those fixes and updates, on a mutually agreeable schedule provided by the software vendor; and

   3. performance of Machine upgrades and management of Machine modifications, on a mutually agreeable schedule.

b)   CUSTOMER CONTACT CENTER

IBM will train, staff and manage CSRs to perform Customer Acquisition and Customer Care at the Customer Contact Center in accordance with this Exhibit and the Procedures Manual.

The Customer Contact Center will be operational during the hours of 7:00 AM to 9:00 PM local time in markets served by EMW seven (7) days a week (holidays will be agreed to and specified in the Procedures Manual). During all other hours a caller will hear an IVR recording advising them of the operational hours and asking them to call back, leave a voicemail message, send an electronic mail message to a specified address. or refer them to the appropriate Internet web page. As of the Commencement Date, English will be the only language supported by the Customer Contact Center. Spanish and other language support in the Contact Center will be added at a time mutually agreed upon between IBM and EMW.

IBM will manage the Customer Contact Center in order to provide Customer Acquisition and Customer Care Services, including:

1. Recruit and provide CSRs to accomplish Customer Acquisition and Customer Care activities;

2.   CRSs shall be dedicated to EMW;

3. Train CSRs to answer frequently asked questions and to provide required Services;

4. Schedule and manage staffing of CSRs to perform activities according to the hours of operation specified in the contract;

5. Process inbound and outbound Contacts in support of EMW's natural gas and electric commodity and non-commodity products and services to residential and small commercial customers. These products and services will be implemented on or after the Commencement Date after IBM and EMW agree to the relevant service and supporting processes;

6. Send connect UDC Service Transactions to and from the UDC's for each acquired residential customer who has passed the credit check process and for each acquired customer;

7.   Obtain third party verification as required by EMW business rules;

8. Collect marketing campaign sourcing information, all UDC Service Transactions and credit check required fields, product related information, customer contact/address and disposition information for each new customer acquired;

9. Process outbound change UDC Service Transactions and disconnect UDC Service Transactions for customers as required;

IBM Confidential                  May 12, 2000                         Page 3
                        Exhibit 1.B Steady State Services

10. Provide the required technology for the Customer Contact Center, including a telecommunication system and Internet capability daily operations and backup recovery;

11. Provide an integrated IVR system to deliver promotional and outage information screen calls and sort customer needs, as well as provide EMW's disclaimer information and taping/monitoring disclaimers, 24 hours a day seven days a week. In addition, the IVR system will inform consumers of alternate of means of accessing EMW, including Website location and electronic mail addresses, during high call volume periods;

12. Initiate a credit check for each acquired residential customer via a real-time interface to the credit service agency. The credit service agency will return a credit score for each customer which will be entered into the CIS system (a pass/fail score will be defined by EMW and included in the Procedures Manual); a credit rejection notice will be sent to each of the customers who fail the credit check;

13. Respond to general inquiry contacts (such as answering questions related to service, billing upgrades and downgrades, changes in the services delivered by EMW and reporting emergency situations) and when possible capture source and basic customer information with escalation as needed per the Procedures Manual;

14. Categorize and follow complaint call handling and escalation processes for customers as defined by EMW and set forth in the Procedures Manual; and

15. Provide toll free numbers to EMW in support of its Customer Acquisition and Care efforts as defined by EMW and set forth in the Procedures Manual.

c)   BILL GENERATION, PRINT AND MAIL

IBM WILL:

   1. Provide,as a Pass Thru charge, all stationary, envelopes and applicable collateral materials relevant to preparing bill related correspondence to EMW customers;

   2. Produce the bill extract file on the scheduled cycle date(s) (including appropriate taxes);

   3. Provide bill printing and mailing on the scheduled weekly cycle dates(s) using one bill format consisting of 1 page duplexed;

   4.  Laser print the bill;

   5. Insert the bill, a windowed business reply envelope, UDC mandated materials and marketing materials into a standard window envelope;

   6.  Mail the bill;

   7. When required, present billing information on web-site via e mail, electronic bill formats on the EMW website or the agreed upon specifications of an EMW business partner;

   8.  Provide handling and correction of returned mail; and

   9.  When required, bill to appropriate credit card.

d)    REMITTANCE

IBM will:

   1.   Provide daily Remittance processing at an IBM designated location;

   2. Collect mail from the designated postal facilities for processing and deposit;

   3.   Open and sort mail and its contents;

   4. Scan Remittance slips, capturing critical fields of data for daily accounts receivable updates which will be sent to the CIS as a daily payments interface on a mutually established schedule;

IBM Confidential                  May 12, 2000                         Page 4
                        Exhibit 1.B Steady State Services

   5. Prepare and deposit remittances into the EMW designated bank account at the lock box location on a mutually agreed schedule. Transfer funds to an EMW designated account on a mutually agreed schedule;

   6. Provide detailed information for EMW regarding taxes invoiced to and received from customers to support EMW's remittance of the appropriate taxes to the appropriate local jurisdictions; and

   7. Provide for reconciliation of customer receivables, UDC settlements, 3rd Party receivables/payables, and EMW receivables.

e)  COLLECTIONS

   1. IBM will provide, as a Pass Thru charge, all stationary, envelopes and applicable collateral materials relevant to preparing bill related correspondence to EMW customers; and

   2. IBM will conduct limited collection activities in accordance EMW requirements as set forth in the Procedures Manual.

f)   QUALITY ASSURANCE

     IBM will implement "Quality Assurance" (QA) processes within the Customer Contact Center for Contacts in accordance with the Procedures Manual.

g)   MISCELLANEOUS

   1. Provide ongoing support of Business Intelligence, Knowledge Management, and operational business analysis.

   2. Provide ongoing web-site hosting services including hardware platforms, hardware support, and internet access to web-site.

6.0  REPORTS

IBM will provide EMW with reports in a form and frequency as agreed to in the Procedures Manual during the initial measurement period, and containing the information set forth below. IBM will provide standard reports from the IVR, ACD, CRM and CIS System, and web-site.

Provide regularly scheduled weekly and other operational reports where content and schedule are to be mutually developed by the Parties.

IBM will develop reports from the CIS and the telephony systems used by the Customer Contact Center. Reports to be produced include:

a) Client Summary Report - total contacts broken down by complete, incomplete and problem contacts for each of EMW's defined campaign codes;

b) Contact Response Report - number of calls offered, handled, abandoned, average talk time minutes, average abandon times and service level;

c) Results Summary Report - provides customer contact dispositions for a day or date range;

d) IBM and EMW will review the standard monthly reports provided as part of the ACD and CIS products; and

e) IBM will provide a weekly status report identifying Customer Contact Center related activities accomplishments, issues and next steps.

7.0 EMW RESPONSIBILITIES

EMW WILL:

a) Provide for use within the Customer Contact Center a description and documentation of all departments of EMW and its relevant affiliates;

IBM Confidential                  May 12, 2000                         Page 5
                        Exhibit 1.B Steady State Services

b) Maintain an updated telephone book for all referral departments within EMW and its relevant affiliates and provide a copy to IBM;

c) Define and maintain the credit management policy required to score any customers prior to initiating the acquisition process;

d) Participate in the design of, and approval, Scripts, training curriculum, and reporting;

e) Provide relevant analysis of competitive offers in the field; the necessary support for this process will be communicated to IBM no later than two days prior to the start of any relevant training classes;

f) Provide copies of all relevant marketing materials and messages for inclusion in the training documentation; such materials will be prepared and produced in at least two days prior to training of CSRs for a program; EMW will participate in CSRs training programs as requested;

g) Provide all business rules for use by call center program developers and CSRs; business rules include the processes, methodologies, "dos and don'ts", and necessary functionality to properly represent EMW over the telephone or through other contact media. EMW will provide IBM business rules upon request in a timely manner in accordance with a mutually agreed timeframe;

h) Provide the design and content of the correspondence and outbound fulfillment packages to be handled by the Customer Contact Center (such as welcome packages and welcome/rejection letter formats) on a mutually agreed schedule;

i) Provide information regarding the submission of connect, change and disconnect UDC Service Transactions for both the electric and gas commodity products;

j)   Provide required bill formats in advance according to the Procedures
     Manual;

k) Include toll free numbers, source codes, and Internet addresses on all designated direct mail pieces;

l) Provide input into the development of training material used to train CSRs trainers and the CSRs;

m) Provide the credit service agency's credit scoring services, card authorization and rending services, third party verification services, and non-bill related fulfillment services; and

n) Perform its responsibilities in accordance with the Procedures Manual and the Service Levels.

8.0  Charges

Exhibit 4 describes all of the Designated Fees with respect to the Steady State Services.

IBM Confidential                  May 12, 2000                         Page 6
                        Exhibit 1.B Steady State Services

                                    Exhibit 2


SCT
         Banner Customer Information System

CLARIFY
         Clarify Front Office Suite

ORACLE
         Oracle Database


IBM Confidential                   May 12, 2000                         Page 1
                                   Exhibit 2

                                   Exhibit 2.A.

          Attachments are license agreements which apply to Article 12



SCT Banner (Technical Currency Agreement, Software License and Services
Agreement)

Clarify (Software License and Maintenance Agreement)

BlueGill Technologies (Master Software License Agreement)

Oracle Corporation (Oracle License Agreement)

IBM Corporation:

Corepoint Telephony License Agreement


IBM Confidential                   May 12, 2000                         Page 1
                                    Exhibit 2.A

                                    Exhibit 3

                        Designated IBM Service Locations



Charlotte, North Carolina

Southbury, Connecticut

Dallas, Texas


IBM Confidential                   May 12, 2000                          Page 1
                                    Exhibit 3

                                    EXHIBIT 4


                   FEES, CPI ADJUSTMENT, AND TERMINATION FEES

                                TABLE OF CONTENTS

  Section    Title                                                 Page #
  -------    -----                                                 ------
     1.0     Introduction.....................................................2
     2.0     Definitions......................................................2
     3.0     Fees.............................................................2
     3.1     Generally........................................................2
     3.2     SI Services......................................................2
     3.3     Software License Fees............................................3
     3.4     Steady State Fees................................................3
     3.5     Termination Fees.................................................3
     4.0     Economic Change Adjustment.......................................4
     5.0     Financial Assumptions............................................6

IBM Confidential                  May 12, 2000                     Page 1 of 10
                                   Exhibit 4

--------------------------------------------------------------------------------
1.0     INTRODUCTION

a. This Exhibit describes the methodology for calculating the Designated Fees and Termination Fees. The Fixed Fees, the Variable Fees, the SI Services Fees, Economic Change Adjustment, and any other charge provisions set forth in the Agreement shall in the aggregate compensate IBM for its provision of the Designated Services and the Termination Assistance Services.

b. Attached to this Exhibit is Section A-1, which lists the Fixed Fees, the Variable Fees, the SI Services Fees and estimate of hours, Economic Change Adjustment, Termination Fees, volume estimates and other applicable rates.

--------------------------------------------------------------------------------

2.0     DEFINITIONS

All capitalized terms used and not defined in this Exhibit 4 shall have the meaning defined in the Agreement and the Exhibits.

a.   ACTUAL INFLATION has the meaning set forth in Section 4.0 of this Exhibit.

b.   BASE YEAR INDEX has the meaning set forth in Section 4.0 of this Exhibit.

c.   CPI-U has the meaning set forth in Section 4.0 of this Exhibit.

d. CSR MINUTE means the amount of time a CSR (customer service representative) is involved in customer Contact, or After Contact Work, including responding to e-mail and follow-up

e.   ECONOMIC CHANGE ADJUSTMENT and ECA have the meaning set forth in Section
     4.0 of this Exhibit.

f.   FIXED FEES means the fees described in Section 3.4(b) of this Exhibit.

g.   SI SERVICES FEES has the meaning set forth in Section 3.2. of this Exhibit.

h. INFLATION SENSITIVITY has the meaning set forth in Section 4.0 of this Exhibit.

i. SERVICE HOURS means for the Customer Contact Center Monday-Sunday, 7:00AM-9:00PM for all markets served; for the web site Monday-Sunday, 24 hours/day; and for other business services Monday-Friday excluding holidays 9:00AM-5:00PM.

j. SI SERVICES means the Start-up Services and the Full Functional Services, collectively.

k.   SI SOW means the SI Services Statement of Work described in Exhibit 1.

l.   STEADY STATE FEES means the Fixed Fees and Variable Fees collectively.

m. TERMINATION FEES means the fees designated as Termination Fees in Section A-1 to this Exhibit.

n.   VARIABLE FEES means the fees described in Section 3.4(a) of this Exhibit.

--------------------------------------------------------------------------------
3.0     FEES

3.1     GENERALLY

a. Unless the Agreement expressly states otherwise, EMW is financially responsible for all costs and expenses associated with its responsibilities in the Agreement. The Fixed Fees, Variable Fees, SI Services Fees, and all other charges expressly stated to be payable by EMW under the Agreement do not include such costs and expenses.

b. All periodic charges will be computed on a calendar month basis unless the Agreement expressly states otherwise.

3.2     SI SERVICES                May 12, 2000                   Page 2 of 10
                                    Exhibit 4

a. For IBM's performance of the SI Services, EMW will pay IBM for IBM's actual hours expended weekly by person rounded to the nearest hour (30 minutes or more will be rounded up to the next highest hour; less than 30 minutes will be rounded down to the lower hour), in performing such Services multiplied by the hourly service rates specified in Section A-1 (SI SERVICES FEES).

b. EMW will reimburse IBM for its reasonable expenses incurred in providing the SI Services, including actual travel and living expenses in accordance with the IBM travel and living policies, and if applicable, extended customer engagement tax assistance. Except as otherwise included in the Steady State Fees, IBM will not charge EMW for any IBM Machines utilized in providing the Steady State Services.

c. IBM will invoice EMW for SI Services Fees as set forth in Article 16 of the Agreement. As of the Effective Date, EMW has paid IBM *** in SI Services Fees.

d. IBM presently estimates the total SI Services Fees for completing the present scope of the SI SOW to be approximately ***. Given the normal vicissitudes in implementing services of this nature over a similar time period, the Parties anticipate that the total of these SI Services Fees may vary from the original estimate. In the event the total SI Services Fees for completing the present scope of the SI SOW is greater than *** (being 110% of the current estimate), IBM's fees for SI Services in excess of *** will be reduced by ***. Alternatively, in the event the total SI Services Fees for completing the present scope of the SI SOW is less than *** (being 90% of the current estimate), IBM will be entitled to an incentive payment equal to *** of the difference between *** and the final total SI Services Fees. The foregoing estimates will be adjusted as needed to accord with any adjustments to the scope of the SI SOW.

3.3     SOFTWARE LICENSE FEES

IBM will invoice EMW for *** in respect of the license fees for the Software products to be utilized in connection with the provision of the Designated Services, as set forth in Section A-2 of this Exhibit. As of the Effective Date, EMW has paid IBM *** for such license fees. All other charges in respect to such license fees are included in the Steady State Fees.

3.4     STEADY STATE FEES

a.   Variable Fees

 IBM will invoice EMW for the Variable Fees (in accordance with the procedures for the Steady State Fees in Article 16 of the Agreement), based upon the rates set forth in Section A-1. The Variable Fees will be determined by the usage of CSR Minutes, the actual number of customers, and the actual number of markets entered.

b.    Fixed Fees

IBM will invoice EMW for the Fixed Fees (in accordance with the procedures for the Steady State Fees in Article 16 of the Agreement) at the rates set forth in Section A-1.

3.5     TERMINATION FEES

a.   If EMW terminates the Agreement early for its convenience, as set forth in
     Section 23.01(1) (Termination for Convenience) of the Agreement, EMW will pay IBM the applicable Termination Fees set forth in Section A-1.

b. If EMW terminates the Agreement as a result of the Benchmarking process, as set forth in Section 8.05 (Benchmarking) of the Agreement, EMW will pay IBM the applicable Termination Fees set forth in Section A-1 reduced by ***

c.   If EMW terminates the Agreement for Change in Control, as set forth in
     Section 23.02 (Termination for Change in Control) of the Agreement, EMW will pay IBM the applicable Termination Fees set forth in Section A-1 reduced by ***.

3.2     SI SERVICES                May 12, 2000                   Page 3 of 10
                                    Exhibit 4

d. Within 30 days prior to the effective date of EMW's termination of the Agreement pursuant to Section 23.01(1), 8.05 or 23.02, IBM will invoice EMW for the applicable Termination Fees, which will be paid by EMW no later than the effective date of such termination.

e. The Termination Fees set forth in Section A-1 will be prorated according to the following formula:

----------------------------------------------------------------------------------------------------------------
                                                          TERMINATION FEE
                                                         PRORATION FORMULA
----------------------------------------------------------------------------------------------------------------
Prorated                =    [{(A-B) / 12 months} x C] + B
Termination Fee
----------------------------------------------------------------------------------------------------------------
A                       =    The Termination Fee for the year in which termination is effective.
----------------------------------------------------------------------------------------------------------------
B                       =    The Termination Fee for the year after the year in which termination is effective.
----------------------------------------------------------------------------------------------------------------
C                       =    The number of months remaining during the year in which termination is effective.
-------------------------------------------------------------------------------------------------------------------

4.0     ECONOMIC CHANGE ADJUSTMENT

a. IBM will calculate and apply an adjustment to the charges based upon economic changes (an ECONOMIC CHANGE ADJUSTMENT or ECA) as described below beginning in January 2001. The ECA will be payable on a prospective basis (for example, the actual inflation for December 2000 will determine the ECA for the year 2001) on the Steady State Fees and SI Services Fees payable by EMW. The ECA will be determined as soon as practicable after the end of each calendar year using the formula below (the ECA FACTOR).

b. IBM will invoice EMW for the ECA, if any, beginning in January 2001 and monthly thereafter. Provided, however, EMW will not be responsible for the ECA for the first 35,000 of SI Services hours in the year 2001.

c. EMW and IBM agree to use the December unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, US. Department of Labor, For All Urban Consumers (CPI-U), for purposes of determining actual inflation. In the event the Bureau of Labor Statistics stops publishing the CPI-U or substantially changes its content and format, EMW and IBM will substitute another comparable index published at least annually by a mutually agreeable source. If the Bureau of Labor Statistics merely redefines the base year for the CPI-U from 1982-84 to another year, EMW and IBM will continue to use the CPI-U, but will convert the Base Year Index to the new base year by using an appropriate conversion formula.

d.   Actual Inflation

     IBM will calculate the ECA by comparing the change in the year-to-year CPI-U with the CPI-U for December 1999 (the BASE YEAR INDEX). For each calendar year of the Term, the actual CPI-U for December before the year for which the ECA is being calculated (ACTUAL INFLATION) will be compared to the Base Year Index in Section A-1 (for example, the December 2000 CPI-U will be used to determine the ECA for the year 2001). If Actual Inflation is equal to or less than the Base Year Index, then no ECA is due. If, however, Actual Inflation is greater than the Base Year Index, then IBM will apply the ECA to the Fixed and Variable Fees due IBM for the year for which IBM is calculating the ECA.

3.2     SI SERVICES                May 12, 2000                   Page 4 of 10
                                    Exhibit 4

e.   Inflation Sensitivity

     A percentage has been established that reflects the inflationary impact on IBM's delivery of the Services (INFLATION SENSITIVITY). The Inflation Sensitivity for the SI Services Fees is 100 percent. All other Fees have an Inflation Sensitivity of 90%.

f.   ECA Factor

     The ECA is equal to the ECA Factor times the sum of the Steady State and SI Services Fees due IBM for each month of the calendar year succeeding the calendar year during which Actual Inflation is greater than the Base Year Index. The ECA Factor is calculated as follows:

------------------------------------------------------------------------------------------------------------------
                                                   ECA Factor
------------------------------------------------------------------------------------------------------------------
ECA Factor       =     [{(Actual Inflation - Base Year Index) / Base Year Index} x Inflation Sensitivity]
------------------------------------------------------------------------------------------------------------------
Actual           =     The CPI-U for the December before the calendar year for which the ECA is being Inflation calculated.
------------------------------------------------------------------------------------------------------------------
Base Year Index  =    The CPI-U for December 1999.
------------------------------------------------------------------------------------------------------------------
Inflation        =    The portion of the Fees that are inflation sensitive, 100 % for SI Service Fees and 90%
Sensitivity           for the Steady State Fees.
------------------------------------------------------------------------------------------------------------------

g.    ECA Calculation Example

     1. The example below shows the calculation of the ECA based on the following assumptions:

         (a) An Effective Date in 2000;

         (b) A Base Year Index of the CPI-U for December 1999;

         (c) ECA calculation begins in January 2001;

         (d) Inflation Sensitivity of 90 percent; and

         (e) The following Actual Inflation examples:

------------------------------------------------------------------------------------
                              ECA CALCULATION EXAMPLE
                             ACTUAL INFLATION EXAMPLES
------------------------------------------------------------------------------------
    BASE YEAR INDEX          2000        2001        2002       2003        2004
     1999 = 163.90
------------------------------------------------------------------------------------
Actual Inflation         168.00        174.35     177.85     185.00      190
------------------------------------------------------------------------------------

     2.  Example:

         (a) There will be an ECA for calendar years 2001 through 2004 because the Actual Inflation for the year preceding each year is greater than the Base Year Index. To determine the ECA moneys due, using this example, in addition to the other charges for February 2001, assume:

               (i)  The Fixed Fee for February is $1,000,000, and

               (ii) Variable Fees of $50,000 are due for that month.

               In this example the ECA would be calculated as follows:

3.2     SI SERVICES                May 12, 2000                   Page 5 of 10
                                    Exhibit 4


--------------------------------------------------------------------------------
                                 ECA CALCULATION EXAMPLE
--------------------------------------------------------------------------------
ECA        =    {(Fixed Fee + Variable Fees) x ECA Factor}
--------------------------------------------------------------------------------
ECA        =    [{($1,000,000 + $50,000) x (174.35 - 163.90) / 163.90} x 0.90]
--------------------------------------------------------------------------------
ECA        =    $1,050,000 x {(10.45 / 163.90) x 0.90}
--------------------------------------------------------------------------------
ECA        =    $1,050,000 x (0.0637583 x 0.90)
--------------------------------------------------------------------------------
ECA        =    $1,050,000 x 0.0573
--------------------------------------------------------------------------------
ECA        =    $60,165.00
--------------------------------------------------------------------------------

         (b) The ECA for each month of each year in which the ECA is due is calculated as above substituting the appropriate monthly Fees and the ECA Factor based upon the actual information.

--------------------------------------------------------------------------------
5.0     FINANCIAL ASSUMPTIONS

a.   IBM will provide the Services to EMW during the Service Hours.

b.   1 bill/month/customer.

c. Pass-thru charges will be billed at actual cost for the following: postage, SI travel and living, credit card fees, credit check fees, collection agency fees, stationery, envelopes and mailing inserts. However, others may be added from time to time during the Term by agreement of the Parties.

d. All Services will be provided in the English language unless otherwise stated in the Agreement.

3.2     SI SERVICES                May 12, 2000                   Page 6 of 10
                                    Exhibit 4

SECTION A-1

All items listed on this Section A-1 are expressed in dollars unless otherwise specified in the Agreement. All years are calendar years beginning on January 1 at 0001 hours Eastern Standard Time and ending on December 31 at 2400 hours Eastern Standard Time, except for the first year 2000, which is from the Effective Date through and including December 31, and the last year of the Term, which commences January 1, 2010 and terminates on the anniversary of the Effective Date.

STEADY STATE FEES:

------------------------------------------------------------------------------------------------------------------
                                                   FIXED FEES
------------------------------------------------------------------------------------------------------------------
                                 2000    2001    2002     2003    2004    2005     2006    2007    2008    2009
------------------------------------------------------------------------------------------------------------------
Fixed Fees per month*           1000    1000    1000    1000     1000    1000    1000     1000    1000    1000
($ in thousands)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

Note: The Fixed Fees will equal $1,000,000 per month, beginning June 1, 2000, and will continue until the earlier of EMW reaching 1.8 million customers or $10 million per month in Steady State Fees received by IBM.

------------------------------------------------------------------------------------------------------------------
                                                  VARIABLE FEES
------------------------------------------------------------------------------------------------------------------
Rates in dollars                 2000    2001    2002     2003    2004    2005     2006    2007    2008    2009
------------------------------------------------------------------------------------------------------------------
Revenue management: rate per    ***     ***     ***     ***      ***     ***     ***      ***     ***     ***
customer/year for traditional
customers (*)
------------------------------------------------------------------------------------------------------------------
Revenue management: rate per    ***     ***     ***     ***      ***     ***     ***      ***     ***     ***
customer/year for electronic
bill-only customers (*)
------------------------------------------------------------------------------------------------------------------
Revenue management: rate per    ***     ***     ***     ***      ***     ***     ***      ***     ***     ***
month for each new market
entered beginning with the
sixth market  (price will vary
based on market complexity).
------------------------------------------------------------------------------------------------------------------
Customer care/acquisition:      ***     ***     ***     ***      ***     ***     ***      ***     ***     ***
rate per CSR Minute
------------------------------------------------------------------------------------------------------------------
(*) 1/12 billed monthly per
customer
------------------------------------------------------------------------------------------------------------------

3.2     SI SERVICES                May 12, 2000                   Page 7 of 10
                                    Exhibit 4

TERMINATION FEES

------------------------------------------------------------------------------------------------------------------
                                                TERMINATION FEES
------------------------------------------------------------------------------------------------------------------
                                 2000    2001    2002     2003    2004    2005    2006    2007     2008    2009
------------------------------------------------------------------------------------------------------------------
Termination Fees                ***     ***     ***     ***      ***     ***     ***     ***     ***      ***
($ in millions)
------------------------------------------------------------------------------------------------------------------

Note: For purposes of a Termination for Convenience by Service Category, these Fees will be apportioned 2/3 for customer care/acquisition and 1/3 for revenue management.

SI Services Fees

a. SI Services will be billed at the hourly rates specified below. The amounts of hours and totals below are estimates.

     1.  Start-Up Services plus initial Full Functional Services

        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        SKILL CLASS         2000 HOURS        2000              2001 HOURS        2001              TOTALS
                                              HOURLY SERVICE                      HOURLY
                                              RATES                               SERVICE RATES
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        A                   14,210            ***
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        B                   18,830            ***
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        C                   26,150            ***
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        D                   14,130            ***
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        E                    3,350            ***
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                                                                    ***
        Sub Total $
        ------------------- ----------------- ----------------- ----------------- ----------------- -----------------

     2.  Balance of Full Functional Services

        ------------------- ---------------- ----------------- ------------------ ----------------- -----------------
        SKILL CLASS         2000 HOURS       2000              2001 HOURS         2001              TOTALS
                                             HOURLY SERVICE                       HOURLY SERVICE
                                             RATES                                RATES
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
        A                     9,240          ***                  4,220           ***
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
        B                    28,400          ***                 10,070           ***
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
        C                    35,950          ***                  9,530           ***
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
        D                    50,020          ***                  9,690           ***
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
        E                     6,630          ***                  2,260           ***
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
                                                                                                    ***
        Sub Total $
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------

        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------
                                                                                                    ***
        TOTAL
        ------------------- ---------------- ------------------ ----------------- ----------------- -----------------

3.2     SI SERVICES                May 12, 2000                   Page 8 of 10
                                    Exhibit 4

b. The following is a description of some representative skills categories IBM may provide as SI Services:

     1. Skill Class A Project Leadership - Project Executive, Principal, Executive Consultant.

     2. Skill Class B Key Senior Staff - Project Manager, Senior Consultant, Senior IT Architect, Senior Data Base Administrator, Senior Systems Analyst.

     3. Skill Class C Professional Staff - Consultant, IT Architect, Data Base Administrator, Systems Analyst, Senior Team Lead, Senior
         Programmer/Analyst.

     4.  Skill Class D Professional Staff - Programmer/Analyst, Team Lead.

     5. Skill Class E Junior Staff - Associate Programmer/Analyst, Systems Tester, Technical Writer.


 VOLUME ESTIMATES
The following EMW estimates are provided for planning purposes only and are not contractually binding and will not affect the Fees or SLAs:

------------------------------------------------------------------------------------------------------------------
                                   EMW ESTIMATES OF YEAR END CUSTOMER VOLUMES
------------------------------------------------------------------------------------------------------------------
Year End                         2000    2001    2002     2003    2004    2005    2006    2007     2008    2009
------------------------------------------------------------------------------------------------------------------
Number of Customers             ***     ***     ***     ***      ***     ***     ***     ***     ***      ***
(in thousands)
------------------------------------------------------------------------------------------------------------------

It is estimated that CSR Minutes will average *** per customer per year.

3.2     SI SERVICES                May 12, 2000                   Page 9 of 10
                                    Exhibit 4

SECTION A-2


SI SOW SOFTWARE PRODUCTS:

    -    Bluegill

    -    Clarify

    -    Corepoint Telephony

    -    Net Commerce

    -    NT Operating System

    -    Oracle RDBMS

    -    SCT Banner

    -    Tivoli

    -    Unix Operating System

    -    Witness



3.2     SI SERVICES                May 12, 2000                   Page 10 of 10
                                    Exhibit 4

                                    EXHIBIT 5

                                 SERVICE LEVELS

1     GENERAL PROVISIONS

1.1          GENERAL

This Exhibit sets forth the agreement between the Parties relating to Critical Services, Key Measurements and Critical Deliverables (as those terms are defined below), against which IBM's performance will be measured. IBM shall perform the Services as set forth in the Agreement at or above the Expected Service Levels (as defined below). IBM shall perform the Services in a cost-effective manner, using procedures and methods that are expected to result in continuous improvement in IBM's level of performance throughout the Term.

ATTACHMENT SLA-1 sets forth the initial Key Measurements and Critical Services, separated into the applicable Service Categories, and the Allocation Percentage (as defined below) for each such Critical Service. ATTACHMENT SLA-1 also sets the Critical Deliverables. For any Critical Service or Key Measurement where there is not an agreed to service measurement as set forth on Attachment SLA-1, or there is not an agreed to industry standard to be utilized, IBM will measure and document IBM's actual performance for the first *** in the first Contract Year and for subsequent Contract Years, IBM will measure and document IBM's actual performance for ***. The Expected Service Level for such Critical Service or Key Measurement shall be the average of such service measurements after eliminating the highest and lowest months' numbers. The Minimum Service Level for such Critical Service or Key Measurement will the lowest of the service measurements achieved by IBM during such *** after eliminating the highest and lowest months' numbers. In all cases, the Parties may mutually agree to adjust an Expected Service Level or Minimum Service Level to address any anomalous performance during the measurement period. EMW may, in EMW's reasonable discretion, add or delete a Critical Service or Key Measurement in accordance with the procedures set forth in this Exhibit. Pursuant to the Change Request process set forth in the Agreement, the Parties may mutually agree in writing to modify an Expected Service Level-or a Minimum Service Level after it is established pursuant to this Exhibit.


IBM Confidential                   May 12, 2000                       Page 1
                                    Exhibit 5

1.2      ATTACHMENTS

The following Attachments are referred to in this Exhibit:

- SLA-1 - Service Level Matrix, which details Expected Service Levels and Minimum Service Levels for the Critical Services and Key Measurements in each Service Category, the Critical Deliverables, and the allocation percentages for Critical Services.
- SLA-2 - Service Level Measures, which contains the descriptions and measurement procedures for Critical Services and Key Measurements.

1.3      REPORTING

Unless otherwise specified in this Exhibit, each Critical Service and Key Measurement will be measured on a monthly basis ("SERVICE LEVEL REPORT"). IBM shall provide, as part of IBM's monthly performance reports to EMW, a set of hard-copy and soft-copy reports to verify IBM's performance and compliance with the Critical Services, Key Measurements and Critical Deliverables. IBM shall provide detailed supporting information for each report to EMW in machine-readable form suitable for use on a personal computer.

1.4      DEFINITIONS

Capitalized terms used in this Exhibit and not defined in this SECTION 1.4 will have the meaning set forth in the Agreement. In addition, the following terms will have the meaning set forth below in this SECTION 1.4.

"ALLOCATION PERCENTAGE" means the percentage allocated to a Critical Service. The sum of all Allocation Percentages will not exceed one hundred percent (100%).

"AT RISK AMOUNT" means, for any calendar month during the Term and the Termination Assistance Period, ten percent (10%) of the Fees for the applicable Service Category paid to IBM for such month.

"CRITICAL DELIVERABLES" means those deliverables performed on a one-time basis under the Agreement that are identified on ATTACHMENT SLA-1. Critical Deliverables are not Critical Services.

"CRITICAL SERVICES" means the Services for which a Service Level Credit may be payable by IBM to EMW in accordance with this Exhibit. Critical Services are identified on ATTACHMENT SLA-1. Each Critical Service has an Expected Service Level and a Minimum Service Level associated with it unless otherwise specified in this Exhibit.

"CRITICAL SERVICE LEVEL WARNING REPORT" is defined in SECTION 1.11 of this Exhibit.

"EARNBACK CREDITS" is defined in SECTION 1.6 of this Exhibit.

IBM Confidential                   May 12, 2000                       Page 2
                                    Exhibit 5

"EXPECTED SERVICE LEVEL" means the desired level of performance for a Critical Service or Key Measurement, as established in accordance with this Exhibit.

"EXPECTED SERVICE LEVEL FAILURE" means each month in any rolling twelve (12) month period when IBM's level of performance for a particular Critical Service fails to meet the Expected Service Level (but does not fail to meet the Minimum Service Level) after IBM has failed to meet the Expected Service Level for that Critical Service in three (3) or more consecutive months in such rolling twelve
(12) month period or any four (4) or more months in such rolling twelve (12) month period.

"KEY MEASUREMENTS" means those areas of service level measurement for which no Service Level Credit is payable, but which are meaningful to EMW's business and require monthly measurement and reporting by IBM, as identified in ATTACHMENT SLA-1.

"MINIMUM SERVICE LEVEL" means the level of performance of a Critical Service below which a Minimum Service Level Failure will be deemed to occur, as established in accordance with this Exhibit.

"MINIMUM SERVICE LEVEL FAILURE" means with respect to any Critical Service, IBM's failure during any month to meet the Minimum Service Level for such Critical Service.

"OVERALLOCATION PERCENTAGE" means ***.

"SERVICE LEVEL CREDITS" is defined in SECTION 1.5(a) of this Exhibit.

"SERVICE LEVEL FAILURE" means a Minimum Service Level Failure or an Expected Service Level Failure.

"UNRELIEVED SERVICE LEVEL CREDITS" is defined in SECTION 1.6(c) of this Exhibit.

"YEARLY PERFORMANCE AVERAGE" is defined in SECTION 1.6(a) of this Exhibit.

1.5      SERVICE LEVEL CREDITS

(a) CALCULATION. Based upon the Expected Service Levels and Minimum Service Levels established pursuant to this Exhibit (as modified in accordance with this Exhibit), IBM shall calculate the credits that IBM shall apply against the Fees (or, if the Agreement has expired or been terminated, pay to EMW) in the event of a Service Level Failure ("SERVICE LEVEL CREDITS"). For each Service Level Failure, IBM shall pay or credit to EMW, subject to the provisions of SECTION 1.6(c), a

IBM Confidential                   May 12, 2000                       Page 3
                                    Exhibit 5

Service Level Credit that shall be computed in accordance with the following formula:

         SERVICE LEVEL CREDIT = A   x   B  x  C

                  Where:

                  A = the Allocation Percentage allocated to the Critical Service with respect to which the Service Level Failure occurs, as established pursuant to this Exhibit.

                  B = the At Risk Amount.

                  C = the Overallocation Percentage.

         For example, assume that IBM fails to meet the Minimum Service Level with respect to a Critical Service, as set forth on ATTACHMENTS SLA 1 AND SLA-2. Assume that IBM's Fees for that Service Category to which such Critical Service is attributable, for the month in which the Service Level Failure occurred were $100,000. Assume that the Allocation Percentage for the Critical Service in which the Service Level Failure occurred is twenty percent (20%). The Service Level Credit due to EMW for such Service Level Failure would be computed as follows:

                  A = 20% (i.e., the Allocation Percentage for the
                           particular Critical Service in that Service
                           Category),
                  A = $20,000

                  multiplied by the At Risk Amount

                  B =  10%
                  (i.e., ten percent (10%) of $20,000)multiplied by

                  C = ***

                  equals

                  ***  (the amount of the Service Level Credit).

(b) MONTHLY SUM. If more than one Service Level Failure occurs in a single month, the sum of the corresponding Service Level Credits shall be paid or credited to EMW as set forth in this Exhibit.

(c) MONTHLY LIMIT. In no event shall the amount of Service Level Credits paid or credited to EMW with respect to all Service Level Failures occurring in a single month exceed, in total for that month for each Service Category, the At Risk Amount for such Service Category.

IBM Confidential                   May 12, 2000                       Page 4
                                    Exhibit 5

(d) CHANGES TO ALLOCATIONS. EMW may make changes to the Allocation Percentage for one or more Critical Services, at EMW's sole discretion, by sending notice to IBM at least thirty (30) days prior to the date on which such new Allocation Percentage is to be effective. EMW may send such a notice once each calendar quarter.

(e) REPORTING. In each monthly Service Level Report, IBM shall: (i) notify EMW of any Service Level Credits to which EMW is entitled for that month; (ii) describe any Service Level Failures which occurred during that month and (iii) describe any failure to meet Key Measurements which occurred during that month.

(f) INVOICES. The total amount of Service Level Credits that IBM is obligated to pay or credit to EMW for any given month (subject to IBM's earnback rights set forth in SECTION 1.6 below) shall be reflected on the invoice for that month (e.g., the amount of Service Level Credits (subject to IBM's earnback rights described in SECTION 1.6) with respect to Service Level Failures occurring in August will be set forth in the invoice for the August Fees issued in September). Although Service Level Credits for each month will be reflected in IBM's monthly invoice, the credits will be payable or credited to EMW on a Contract Year basis as set forth in SECTION 1.6(c) below.

1.6      EARNBACK

(a) ANNUAL REPORT. In addition to the standard monthly Service Level Reports, IBM shall provide to EMW, within thirty (30) days after the end of each Contract Year, a report setting forth, at a minimum, the following with respect to each Critical Service during the preceding Contract Year:

         (i) statistics on IBM's average monthly performance for each month during the preceding Contract Year;

         (ii) the twelve (12) month average of IBM's average monthly performance for that Critical Service during the preceding Contract Year ("YEARLY PERFORMANCE AVERAGE"); and

         (iii) the total amount of Service Level Credits for the preceding Contract Year for that Critical Service.

(b) YEARLY PERFORMANCE AVERAGE. If, during the preceding Contract Year, IBM achieved a Yearly Performance Average in a Critical Service that was equal to or greater than the Expected Service Level in effect for that Critical Service for that Contract Year, IBM will be entitled to receive earnback credit ("EARNBACK CREDIT") to offset all Service Level Credits assessed for that Contract Year for Service Level Failures in that Critical Service. In no event will: (i) the total amount of Earnback Credits for any Contract Year exceed the total amount of Service Level Credits for that Contract Year; or (ii) any Earnback Credit carry forward to subsequent Contract Years or back to previous Contract Years. The

IBM Confidential                   May 12, 2000                       Page 5
                                    Exhibit 5

(c) Earnback Credit which may be used to offset Service Level Credits assessed for Service Level Failures will be computed in accordance with the following formula:

EARNBACK CREDIT = A  x  B  x  C


         Earnback Credit = A   x   B  x  C

                  Where:


                  A = the Allocation Percentage allocated to the Critical Service with respect to which the Service Level Failure occurs, as established pursuant to this Exhibit.

                  B = the At Risk Amount.

                  C = the Overallocation Percentage.

                  For example, assume that IBM's Yearly Performance for a particular Critical Service exceeds the Expected Service Level with respect to such Critical Service. Assume that IBM's Fees for that Service Category to which such Critical Service is attributable, for the month in which the Service Level Failure occurred were $100,000. Assume that the Allocation Percentage for the Critical Service in which the Service Level Failure occurred is twenty percent (20%). The Earnback Credit due to would be computed as follows:

                  A = 20% (i.e., the Allocation Percentage for that
                           Critical Service in the applicable Service Category),
                  A = $20,000

                  multiplied by the At Risk Amount

                  B = 10%
                  (i.e., ten percent (10%) of $20,000),

                  multiplied by

                  C = ***

                  equals

                  *** (the amount of the Earnback Credit).

IBM Confidential                   May 12, 2000                       Page 6
                                    Exhibit 5

(c) UNRELIEVED SERVICE LEVEL CREDITS. Within thirty (30) days after the end of each Contract Year, IBM shall provide a report to EMW calculating the Service Level Credits incurred for such Contract Year net of any Earnback Credits ("UNRELIEVED SERVICE LEVEL CREDITS") and shall pay or credit to EMW such Unrelieved Service Level Credits.

(d) MID-YEAR TERMINATION. If the Agreement is terminated prior to the end of a Contract Year, the foregoing process (including the calculation of Earnback Credits (if any)) will be undertaken with respect to the portion of the Contract Year during which the Agreement was in effect.

(e) INTEREST. Service Level Credits that EMW is entitled to receive and which IBM fails to pay or credit to EMW in accordance with this Section will bear interest from the date due at the rate set forth in Section
         16.04 of the Agreement.

1.7      ADDITIONS AND DELETIONS OF KEY MEASUREMENTS

(a) ADDITIONS. EMW may add one or more Key Measurements by notice to IBM at least thirty (30) days prior to the date on which such additions to Key Measurements are to be effective. EMW may not provide such notice more than once each calendar quarter. EMW shall be responsible for the actual incremental cost (if any) incurred by IBM to measure such new Key Measurements. New Key Measurements shall be established in one of the following ways:

         (1) In the first Contract Year of the Term, where at least *** of service measurements exist for a particular Service, (and in subsequent Contract Years, where there are at least *** of service measurements for a particular Service) (a) the Expected Service Level for such Key Measurements shall be the average of such service measurements for the measurement period after eliminating the measurement numbers from the highest and lowest months of the measurement period and (b) the Minimum Service Level for such Key Measurements shall be the lowest of such service measurements for the measurement period after eliminating the highest and lowest months of the measurement period; or

         (2) Where there are not at least *** of service measurements for a particular Service in the first Contract Year (or in subsequent Contract Years, where there are not at least *** of service measurements for a particular Service) IBM shall measure and document IBM's actual performance for that Service for *** in the first Contract Year and for subsequent Contract Years, for ***. The Expected Service Level for such Key Measurement shall be the average of such service measurements after eliminating the service measurements from the

IBM Confidential                   May 12, 2000                       Page 7
                                    Exhibit 5
         highest and lowest months of the measurement period and the Minimum Service Level for such Key Measurements shall be the lowest of such service measurements for the measurement period after eliminating the highest and lowest months of the measurement period.

(b) DELETIONS. EMW may delete one or more Key Measurement by notice to IBM at least thirty (30) days prior to the date on which such deletions to Key Measurements are to be effective. EMW may not send such a notice more than once each calendar quarter.


1.8      ADDITIONS AND DELETIONS OF CRITICAL SERVICES

(a) ADDITIONS. EMW may add one or more Critical Service by notice to IBM at least thirty (30) days prior to the date on which such additions to Critical Services are to be effective (subject to any additional time necessary to complete the measurements described in subsections (1) and
         (2) below). EMW may not provide such notice more than once each calendar quarter. EMW shall be responsible for the actual incremental cost (if any) incurred by IBM to measure such new Critical Services. EMW shall, in the case of additions of Critical Services, modify the Allocation Percentages for one or more Critical Service in accordance with and subject to the limitations of SECTION 1.5(d) such that the total Allocation Percentages for all Critical Services equals one hundred percent (100%). The Expected Service Levels and Minimum Service Levels for new Critical Services shall be established in one of the following ways:

         (1) In the first Contract Year, where at least *** of service measurements exist for a particular Service, (and in subsequent Contract Years , where there are at least *** of service measurements for a particular Service) (a)the Expected Service Level for such Critical Service shall be the average of such service measurements for the measurement period after eliminating the measurement numbers from the highest and lowest months of the measurement period and (b) the Minimum Service Level for such Critical Service shall be the lowest of such service measurements for the measurement period after eliminating the highest and lowest months of the measurement period; or

         (2) Where there are not at least *** of service measurements for a particular Service, in the first year of the Term, (or in subsequent years of the Term, where there are not at least *** of service measurements for a particular Service) IBM will measure and document IBM's actual performance for that Service for *** in the first Contract Year and for subsequent Contract Years, for ***. The Expected Service Level for such Critical Service shall be the average of such service measurements for the measurement period after eliminating the service measurements from the highest and lowest months of the measurement period and the Minimum

IBM Confidential                   May 12, 2000                       Page 8
                                    Exhibit 5

                  Service Level for such Critical Service shall be the lowest of such service measurements for the measurement period after eliminating the highest and lowest months of the measurement period.

(b) DELETIONS. EMW may delete one or more Critical Service by notice to IBM at least thirty (30) days prior to the date on which such deletions to Critical Services are to be effective. EMW may not provide such notice more than once each calendar quarter. EMW shall, in the case of deletions of Critical Services, modify the Allocation Percentages in accordance with and subject to the limitations of SECTION 1.5(d) for one or more of the Critical Services such that the total Allocation Percentages for all Critical Services equals one hundred percent (100%).

(c) EFFECT ON EARNBACKS. The deletion or modification of a Critical Service in accordance with the procedures set forth in this Exhibit shall not affect any Service Level Credits incurred by IBM, any Earnback Credits which have been earned by IBM which have been earned by IBM, in each case with respect to that Critical Service prior to the effective date of the deletion or modification.

1.9      CRITICAL DELIVERABLES

Certain of IBM's obligations under the Agreement shall be one-time obligations to deliver Critical Deliverables. Critical Deliverables may include credits that shall be payable by IBM to EMW in the event IBM fails to deliver any such Critical Deliverables ("DELIVERABLE CREDITS") within the agreed upon time period. The Critical Deliverables as of the Effective Date are set forth on ATTACHMENT SLA-1. The Parties may by agreement add additional Critical Deliverables. Imposition of Deliverable Credits shall not be included in the calculation related to the At Risk Amount set forth in SECTION 1.5(c) of this Exhibit. The total amount of Deliverable Credits that IBM is obligated to pay or credit to EMW for any given month will be reflected on the invoice that contains Fees for the month during which such Deliverable Credits were incurred by IBM (e.g., the amount of Deliverable Credits for failure to deliver any Critical Deliverable(s) in August will be set forth in the invoice for August charges issued in September). Unlike Service Level Credits, Deliverable Credits shall be shown in each monthly invoice as an actual credit and will not be subject to any earnback pursuant to SECTION 1.6 or otherwise.

1.10     CONTINUOUS IMPROVEMENT--CRITICAL SERVICES AND KEY MEASUREMENTS

The Parties shall, on an annual basis, agree upon modifications to the Expected Service Levels and Minimum Service Levels to reflect continuous improvement, including any Critical Services or Key Measurements for which IBM's performance is consistently above the applicable Minimum Service Level or Expected Service Level then in effect.

IBM Confidential                   May 12, 2000                       Page 9
                                    Exhibit 5

1.11     IMPROVEMENT PLANS FOR CRITICAL SERVICES

If any measurement of performance with respect to a Minimum Service Level indicates that IBM's performance is more than ten percent (10%) below such Minimum Service Level, IBM shall provide to EMW a written report ("CRITICAL SERVICE LEVEL WARNING REPORT") as well as a plan to meet the Minimum Service Level. IBM shall promptly implement such plan. IBM shall then provide to EMW monthly status reports with progress updates until such time as IBM achieves compliance with the Minimum Service Level. In addition, if IBM fails to meet any Minimum Service Level for two (2) consecutive months, IBM shall provide to EMW a written plan for improving IBM's performance so as to meet the Minimum Service Level within thirty (30) days after IBM's failure to so meet the Minimum Service Level. IBM shall promptly implement such plan. IBM shall then provide to EMW monthly status reports with progress updates until such time as IBM achieves compliance with the Minimum Service Level.

1.12     IMPROVEMENT PLAN FOR KEY MEASUREMENTS

If IBM fails to meet any Key Measurement for three (3) consecutive months, IBM shall provide to EMW a written plan for improving IBM's performance so as to satisfy the Key Measurement within thirty (30) days after IBM's failure to perform the Key Measurement. IBM shall promptly implement such plan. IBM shall then provide to EMW monthly status reports with progress updates until such time as IBM achieves compliance with the Key Measurement.

1.13     MEASUREMENT AND MONITORING METHODOLOGIES

The measurement and monitoring methodologies to be used by IBM will be agreed upon by IBM and EMW within sixty (60) days after the Effective Date. If, after a measurement and monitoring methodology has been approved, IBM desires to use a different measurement and monitoring methodology for a Critical Service or Key Measurement, IBM will provide notice to EMW, in which event the Parties will reasonably adjust the measurements as necessary to account for any increased or decreased sensitivity in the new measurement and monitoring methodology; provided, however, that if the Parties cannot agree on the required adjustment, IBM will continue to use the measurement and monitoring methodology initially agreed upon by the Parties. The Parties do not anticipate that changes in the measurement and monitoring methodologies will result in changes in Service Levels; rather, the need to collect and accurately reflect performance data should result in the enhancement of the measurement and monitoring methodologies.

1.14     EXCEPTIONS TO SERVICE LEVEL FAILURES

A Service Level Failure shall not constitute a Service Level Failure to the extent it is caused by any of the following:

(a)      infringements of third party intellectual property rights by EMW;

IBM Confidential                   May 12, 2000                       Page 10
                                    Exhibit 5

(b)      violations of law by EMW;
(c) Service or resource reductions requested or approved by EMW and agreed to by the Parties in accordance with the Change Request process set forth in the Procedure Manual, provided that IBM has previously notified EMW as part of that process that the implementation of such request would result in such a Service Level Failure;
(d)      Implementation of a disaster recovery plan in response to a disaster;
(e) The applicability of any other provision of the Agreement that provides for relief from Service Level Credits in accordance with such provision; or
(f) Any breach of the Agreement by EMW or EMW's Agents.

1.15     EXCLUSIONS FROM AVAILABILITY

Calculation of Service Level Credits shall not include any period of downtime resulting from scheduled system maintenance (e.g., preventive maintenance or system upgrades), provided that the schedule for such maintenance has been agreed upon by the Parties and is scheduled by IBM so as to minimize any impact on EMW's business, operations and customers. IBM shall maintain availability during such time periods to the extent practicable. IBM shall perform such scheduled maintenance outside of EMW's normal business hours.

2     DETAILED PROVISIONS

The detailed provisions relating to Critical Services, Key Measurements and Critical Deliverables are set forth in the Attachments to this Exhibit.



IBM Confidential                   May 12, 2000                       Page 11
                                    Exhibit 5


         CRITICAL SERVICES - CUSTOMER ACQUISITION AND CUSTOMER CARE
                                                                                                                       12-May-00
       ---------------------------------------------------------------------------------------------------------------------------
       TOTAL SUPPLIER AT RISK - EXPRESSED IN TERM OF PERCENTAGE OF THE
       MONTHLY CHARGE FOR CUSTOMER ACQ. AND CUSTOMER CARE                                                                  ***
       RESCO Pool Percentage Available For Allocation - Expressed as a %
       of the "At Risk" amount                                                                                             ***
       RESCO Pool Available Unallocated --  Expressed as % of the Pool
       not Allocated                                                                                                       ***
       ---------------------------------------------------------------------------------------------------------------------------


       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                   TBD%                         % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - SYSTEM AVAILABILITY                             Comm + mos** Expected  Minimum  Allocation*  Monthly



II.A.1 Percentage of time IVR System available during scheduled uptime             0          ***      ***    TBD          #VALUE!
II.A.1 Percentage of time WebServer System available during scheduled uptime       0          ***      ***    TBD          #VALUE!
II.A.1 Percentage of time email System available during scheduled uptime           0          ***      ***    TBD          #VALUE!
II.A.1 Percentage of time ACD System available during scheduled uptime             0          ***      ***    TBD          #VALUE!
II.A.1 Percentage of time Voice Mail System available during scheduled uptime      0          ***      ***    TBD          #VALUE!


       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                   TBD%                          % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - SERVICE LEVEL (TO CUSTOMERS)                    Comm + mos** Expected  Minimum  Allocation*  Monthly

II.B.1 Percentage of calls answered by agent 20 seconds after call placed
       into ACD queue.                                                             1          ***      ***    TBD          #VALUE!
II.B.2 Percentage of escalated calls resolved within 4 hours (under IBM
       control to resolve)                                                         2          ***      ***    TBD          #VALUE!
II.B.3 Percentage of contacts receiving first contact resolution                   M          ***      ***    TBD          #VALUE!
II.B.4 Percentage of web customers that are sent transaction confirmation
       within 15 minutes                                                           2          ***      ***    TBD          #VALUE!
II.B.5 Percentage of acknowledged emails returned within 15 minutes of
       customer email receipt                                                      2          ***      ***    TBD          #VALUE!
II.B.6 Percentage of email requests contact response initiated within 4
       business hours or consistent with customer request                          3          ***      ***    TBD          #VALUE!



       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                   0.0%                          % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - CUSTOMER SATISFACTION                           Comm + mos** Expected  Minimum  Allocation*  Monthly

II.C.1   Efficiency Quality Assurance test score average                             M          TBD      TBD              0% #VALUE!
II.C.2   Effectiveness Quality Assurance test score average                          M          TBD      TBD              0% #VALUE!
II.C.3   Customer Satisfaction test score average for Customer Care and Billing      M          TBD      TBD              0% #VALUE!
II.C.4   Customer Satisfaction test score average for Acquisition/New Customer       M          TBD      TBD              0% #VALUE!


         --------------------------------------------------------------------------------------------
         Allocation of RESCO Pool Percentage                                                   0.0%                          % of
         --------------------------------------------------------------------------------------------
         PERFORMANCE CATEGORY - NOT USED                                        Comm + mos** Expected  Minimum  Allocation*  Monthly




         --------------------------------------------------------------------------------------------
         Allocation of RESCO Pool Percentage                                                   0.0%                          % of
         --------------------------------------------------------------------------------------------
         PERFORMANCE CATEGORY - NOT USED                                        Comm + mos** Expected  Minimum  Allocation*  Monthly


          * Service Level Credit Allocation Percentage
          ** Number of Months after Commencement Date before Supplier is responsible for Service Level performance, Service Level Credits due for Service Level Default, or Service Level Incentives Apply (M - measurement period applies as defined in Service Levels Exhibit)
          ####### = TBD

Confidential Information
X5.xls                                               Page 1

                     CRITICAL SERVICES - REVENUE MANAGEMENT

       ---------------------------------------------------------------------------------------------------------------------------
       TOTAL SUPPLIER AT RISK - EXPRESSED IN TERM OF PERCENTAGE OF THE MONTHLY
       CHARGE FOR REVENUE MANAGEMENT SERVICES                                                                                 ***
       RESCO Pool Percentage Available For Allocation - Expressed as a % of the "At
       Risk" amount                                                                                                           ***
       RESCO Pool Available Unallocated -- Expressed as % of the Pool not Allocated                                           ***
       ---------------------------------------------------------------------------------------------------------------------------


       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                  0.0%                           % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - NOT USED                                       Comm + mos** Expected   Minimum  Allocation*  Monthly




       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                  0.0%                           % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - NOT USED                                       Comm + mos** Expected   Minimum  Allocation*  Monthly




       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                  0.0%                           % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - NOT USED                                       Comm + mos** Expected   Minimum  Allocation*  Monthly



       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                  TBD%                           % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - PRODUCT AND SERVICE DELIVERY CYCLE TIME        Comm + mos** Expected   Minimum  Allocation*  Monthly

II.D.1 Percentage of bills issued correctly on time (within 72 hours of
       receipt of required data)                                                  3         ***        ***    TBD          #VALUE!
II.D.2 Percentage of on-time correct payment application (within 36 hours)        3         ***        ***    TBD          #VALUE!
II.D.3 Customer requests will be addressed and completed within 24 hours
       or according to customer request                                           3         ***        ***    TBD          #VALUE!
II.D.4 Product/Service Fulfillment Cycle Time - from customer order
       initiation to REQUEST for product or service fulfillment                   2         ***        ***    TBD          #VALUE!



       --------------------------------------------------------------------------------------------
       Allocation of RESCO Pool Percentage                                                  0.0%                           % of
       --------------------------------------------------------------------------------------------
       PERFORMANCE CATEGORY - OTHER                                          Comm + mos** Expected   Minimum  Allocation*  Monthly

II.E.1 Percentage of all customers re-scored according to business rules          M         TBD        TBD              0% #VALUE!
II.E.2 Accounts Receivable Collections - Business Rules Adherance                 M         TBD        TBD              0% #VALUE!


          * Service Level Credit Allocation Percentage
          ** Number of Months after Commencement Date before Supplier is responsible for Service Level performance, Service Level Credits due for Service Level Default, or Service Level Incentives Apply (M - measurement period applies as defined in Service Levels Exhibit)
          ####### = TBD

Confidential Information
X5.xls                                               Page 1

                                                      KEY MEASUREMENTS


          CUSTOMER ACQUISITION/RESPONSE --  PERFORMANCE CATEGORY                             Eff + mos** Expected   Minimum
III.A.1   Percentage customers receiving busy signal                                             0         ***        ***
III.A.2   Customer abandonment in the ACD queue                                                  0         ***        ***
III.A.3   X% of service activation requests will be routed and accepted by
          clearinghouse within 1 hour                                                            M
III.A.4   X% of service activation requests will be routed to UDC w/in 4 hours
          once accepted by CH                                                                    M
III.A.5   Clearinghouse will route utility info to ResCo system within 4 hours
          or according to business requirements                                                  M
III.A.6   Percentage of enrollment completions for web-site signup requests in
          less than 8 hours                                                                      3         ***        ***
III.A.7   Customer complaints per 10,000 customer contacts (IBM issues)                          M



          REVENUE MANAGEMENT --  PERFORMANCE CATEGORY                                        Eff + mos** Expected   Minimum

III.B.1   Percent of billing errors caused by 3rd party data resolved within 2 days              M
III.B.2   Percent of billing errors not caused by 3rd party data resolved within 24 hours        M
III.B.3   X% of payment exceptions must be processed within 24 hours                             2         ***        ***


          SYSTEMS --  PERFORMANCE CATEGORY                                                   Eff + mos** Expected   Minimum

III.C.1   CSR Screen Refresh time in X second                                                    M
III.C.2   Web Site Performance                                                                   M
III.C.3   % of calls answered by IVR within ten (10) seconds                                     0         ***        ***

          ---------------------------------------------------------------------
          OPERATIONS REPORTING METRICS

          ---------------------------------------------------------------------



          * Service Level Credit Allocation Percentage
          ** Number of Months after Commencement Date before Supplier is responsible for Service Level Performance (M - measurement period applies as defined in Service Levels Exhibit)

Confidential Information
X5.xls                                               Page 1

     ---------------------------------------------------------------------
                                ATTACHMENT SLA-2

--------------------------------------------------------------------------------


                                Attachment SLA-2

I.    GENERAL PROVISIONS

This document describes the service level measures to be used for the provision of services in the areas of Customer Acquisition, Customer Care, and Revenue Management. This document describes the service level measures and how they are calculated, and Attachment SLA-1 Service Level Matrix details the metrics.

II.   CRITICAL SERVICE LEVELS

        A.        SYSTEMS AVAILABILITY
                1. Percentage of time the customer facing IBM systems are available, measured by dividing the time the systems are available during scheduled uptime periods by total scheduled uptime. Separate metrics to be measured for IVR, ACD, Voice Mail, Web Server, and E-Mail.]


        B.        SERVICE LEVEL TO CUSTOMERS
                1. Percentage of calls answered by a customer service agent within the timeframe defined in Attachment SLA-1, measured in seconds from the time a call is placed into the ACD queue, i.e., after message "please hold for the next available agent"(or equivalent message) is played to customer.

                2. Escalated calls resolved within 4 business hours, X% of the time, measured by the number of calls resolved divided by the total number of escalated calls under IBM's control. An escalated call, requiring referral to a third party, is resolved upon referral to third party.

                3. Customers requesting product or service information will receive first communication resolution X% of the time, measured by the number of contacts resolved (not escalated or requiring a callback, for call requests under IBM's control) divided by the total number of calls answered.

                4. Percentage of customers receiving a transaction confirmation via e-mail sent within X minutes to new commodity or non-commodity customers acknowledging service request or product order via the web, measured by the number of confirmations to properly formatted requests within X minutes divided by the total number of confirmed web service requests

                5. Percentage of customers contacting EMW via e-mail that receive an return e-mail acknowledging receipt of request within X minutes of the receipt of the email. This SLA will be calculated as the number of customers receiving an acknowledgment return email within X minutes divided by the total number of customer request emails received.

                6. Percentage of customers contacting EMW via e-mail where contact response is initiated within 4 business hours of the receipt of the email or consistent with customer request. This SLA will be calculated as the number of customers contacted directly within 4 business hours or consistent with customer request divided by the total number of customer request emails received.


--------------------------------------------------------------------------------


IBM Confidential                   May 12, 2000                         Page 1
                                 Exhibit 5 SLA-2

     ---------------------------------------------------------------------
                                ATTACHMENT SLA-2

--------------------------------------------------------------------------------


        C.        CUSTOMER SATISFACTION
                1. At least X% of Quality Assurance Efficiency Scores for customer care will be X or greater, calculated as the number of scores greater than X divided by the total number of quality assurance tests. Measurement will be determined during first 90 days after go-live. This should include, but is not limited to CSR data capture, accuracy of communicating with the customer, and 3rd party verification compliance.

                2. At least X% of Quality Assurance Effectiveness Scores for customer care will be X or greater, calculated as the number of scores greater than X divided by the total number of quality assurance tests. Measurement will be determined during first 90 days after go-live.

                3. At least X% of Customer Satisfaction Scores for customer care will be X or greater, calculated as the number of scores greater than X divided by the total number of customer care satisfaction surveys. Measurement will be determined during the first 90 days after go-live.

                4. At least X% of Customer Satisfaction Scores for new customer acquisition will be X or greater, calculated as the number of scores greater than X divided by the total number of customer acquisition satisfaction surveys. Measurement will be determined during the first 90 days after go-live.


        D.        PRODUCT AND SERVICE DELIVERY AND CYCLE TIME
                1. The number of bills correctly issued on time will be greater than X%. On-time issuing is defined as bills dropped at US mail office or distributed via internet to customer X HOURS after Revenue Management Systems receipt of usage and all required data for non-consolidated bills or within 72 hours of schedule for consolidated bills. On-time issuing is calculated by the number of on-time bills issued correctly within a monthly accounting period divided by the total number of bills issued for the same accounting period.

                2. On-time payment application is calculated by the number of payments correctly processed and applied to correct customer account in CIS system within 36 hours of the receipt of payment information from LockBox divided by the total number of payments received that day from the Lockbox. On-time application must be greater than X%, defined by dividing the total number of payments applied by the total number of payments received.

                3. Information fulfillment of customer requests will be successfully addressed and completed within 24 business hours. This will be calculated by dividing the number of requests completed within business 24 hours sent in the correct channel divided by the total number of requests. This metric is measured for those requests where IBM is assigned the fulfillment responsibilities. Fulfillment responsibilities include welcome packets and other information under control of IBM to distribute, per business rules.

                4. Customer order fulfillment will be initiated via a properly formatted order request transmitted to the fulfiller within 4 business hours after order is taken from customer, or per business rules. This will be calculated by dividing the number of orders initiated within 4 hours divided by the total number of orders initiated.


        E.        OTHER SERVICE LEVELS
                1. At least X% of all active customers will be re-scored for credit worthiness according to EMW business rules schedule. This will be measured by dividing the number of customers re-scored per schedule by the total number of customers required to be rescored.

--------------------------------------------------------------------------------


IBM Confidential                   May 12, 2000                         Page 2
                                 Exhibit 5 SLA-2

     ---------------------------------------------------------------------
                                ATTACHMENT SLA-2

--------------------------------------------------------------------------------


                2. Percentage of customers requiring collection activity where EMW Business Rules are followed correctly. This will be measured by dividing the number of correctly followed customer cases divided by total number of customer cases requiring collection activity.






































--------------------------------------------------------------------------------


IBM Confidential                   May 12, 2000                         Page 3
                                 Exhibit 5 SLA-2

     ---------------------------------------------------------------------
                                ATTACHMENT SLA-2

--------------------------------------------------------------------------------


III.    KEY SERVICE LEVELS

        A.        CUSTOMER ACQUISITION/RESPONSE
                1. Percentage of customers receiving a busy signal will be less than X%, measured by the number of customer calls which carrier receives "no answer supervision" from contact center divided by the total number of attempted calls.

                2. The customer support center will not experience an abandonment in ACD queue that terminates the call prior to answer by CSR greater than X%, measured by the number of abandoned calls in the ACD queue divided by the total number of calls placed into the ACD queue plus calls sent directly to CSR.

                3. Service transaction requests for new commodity customers will be completed, routed and transmitted to the Clearinghouse in less than 1 business hours, measured by the number of activation requests completed in 1 hour's time or according to the business rules if delayed divided by the total number of activation requests.

                4. Service activation requests will be routed to the UDC within 4 business hours once accepted by the Clearinghouse. This service level will be measured by the number of service activation requests routed within X hours divided by the total number of service activation requests.

                5. The Clearinghouse will route utility information to the appropriate EMW system within 4 hours once received from the UDC, assuming the UDC information is complete and accurate, measured as a percentage calculated by the number of requests routed correctly divided by the total number of requests.

                6. Percentage of enrollment completions for web-site signup requests will be processed in less than 8 hour's time or according to business rules. This will be measured by number web-site signups, with complete information provided, processed in less than 8 hours or according to business rules divided by total number of web-site signups.

                7. For every 10,000 customer contacts, there will be less than X customer complaints. This will be based upon the number of customer complaints on IBM related services. Complaint definition rules to be developed in first 90 days.


        B.        REVENUE MANAGEMENT
                1. Resolution of Billing errors caused by 3rd party data: X% will be resolved in 2 days. Measured for that time frame under IBM control.

                2. Resolution of Billing errors not caused by 3rd party data: X% will be resolved in 24 hours.

                3. Payment exceptions will be processed the day received. Timely payment exception processing is calculated by the total number of exceptions processed within 24 hours as received divided by total exceptions received that day.





--------------------------------------------------------------------------------


IBM Confidential                   May 12, 2000                         Page 4
                                 Exhibit 5 SLA-2

     ---------------------------------------------------------------------
                                ATTACHMENT SLA-2

--------------------------------------------------------------------------------


        C.        SYSTEMS
                1.    CSR systems screen refresh time will be within 2 seconds

                2. Web site performance will be measured. The measurement criteria will be determined at a later date.

                3. At least X% of calls will be answered by the IVR within ten (10) seconds.



































--------------------------------------------------------------------------------


IBM Confidential                   May 12, 2000                         Page 5
                                 Exhibit 5 SLA-2

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------

                                    EXHIBIT 6

                          OPERATIONAL PLANNING PROCESS


PURPOSE OF PROCESS: The purpose of this Operational Planning Process is twofold:

         / / Assure timely availability of operational resources and functional capabilities necessary to meet EMW's business requirements and forecasts.

         / / Provide collaborative approach to minimize cost of operations while maintaining Service Levels.



























IBM CONFIDENTIAL                   MAY 12, 2000                         PAGE 1
                      REDACTED EXHIBIT 6--IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------

PARTICIPANTS

     / / EMW and IBM will assign the following individuals to the Operational Planning Process:

                           EMW CTO
                           EMW VP Operations
                           EMW VP Marketing
                           IBM Project Executive
                           IBM Delivery Project Executive
                           IBM Project Manager

     / /   Meeting will be chaired by EMW VP Operations.
     / /   This list may be amended.
     / / Each individual must attend in person or via conference call, or delegate his/her responsibility to an individual attending the meeting.

PROCESS APPROACH

     / /   The Operational Planning Process will follow the steps below:

     1. The EMW marketing team will present its updated marketing plans and business requirements at each meeting, which will be the primary inputs to the Operational Planning Process. These inputs will include:

               - Market entry plans and schedules for new markets for the upcoming 90 days, including UDC interface requirements ,new bill formats, and market rules.
               - Updates to the media plan and schedules for the upcoming 90 days including media drops, reach, predicted responses, predicted conversions, and response patterns.
               - New product launch schedules including complete and final product information, pricing, marketS offered, fulfillment, billing, and other requirements.
               - Updates to existing market, product, pricing, and billing requirements.
               -    Updates to business policies and market rules.
               - Updates to marketing requirements for customer care and acquisition.





IBM CONFIDENTIAL                   MAY 12, 2000                         PAGE 2
                      REDACTED EXHIBIT 6--IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------


              EMW will use all commercially reasonable efforts to adjust its marketing plan design and execution to minimize all spikes in customer acquisition demand for Contact Center CSR and functional capacity.

                  The Marketing Plan Inputs will be provided to IBM on a timely basis, but no less often than in accordance with the following schedule and lead times:



                     ------------------------------------------------------------------------
                                  CAPACITY/CAPABILITY                      LEAD TIME
                     ------------------------------------------------------------------------
                     Contact Center Capacity - CSR's for Customer      *** in advance in
                     Acquisition                                       accordance with the
                                                                       procedures in this
                                                                       Exhibit
                     ------------------------------------------------------------------------
                     New Markets - Operational requirements for        *** in advance
                     new UDC interfaces, regulatory rules, market
                     rules, and EMW business policies/rules.

                     ------------------------------------------------------------------------
                     New Products in existing markets                  *** in advance
                     ------------------------------------------------------------------------
                     New Billing Formats for complete new bill         *** in advance
                     formats
                     ------------------------------------------------------------------------
                     New EMW Business Partners and Fulfillment         *** in advance
                     Plans

                     ------------------------------------------------------------------------
                     New significant, dedicated                        *** in advance
                     telecommunications links to EMW Business
                     Partners

                     ------------------------------------------------------------------------


              EMW and IBM agree to use all commercially reasonable efforts to improve the lead times above as operational experience is gained during the steady state operations.

              Note: Certain items have minimal lead times. For example, alterations to a Script, updates to a product price, special announcements to CSR's, and other minor adjustments will be implemented immediately subject to agreed upon processes for review, approvals, and testing necessary for implementation.
          2. In each monthly meeting, EMW and IBM will review and update previous estimates for upcoming monthly forecasts, including reviewing actual versus forecasts for the previous month. These reviews will be the basis for improving the forecasting and planning process, as well as determining the adjustments described below.



IBM CONFIDENTIAL                      MAY 12, 2000                        PAGE 3
                                                  ----------------
                         REDACTED EXHIBIT 6-IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------

          3. Annually, EMW and IBM will review this process and evaluate its effectiveness in managing the operations. EMW and IBM will mutually develop and agree to any changes to this process.


ADJUSTMENTS

         / /  Definitions:

         "ACTUAL INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS" shall have the meaning set forth in Section 5.

         "ACTUAL INITIAL CUSTOMER CARE CSRS" shall mean the number of Customer Care CSRs on the CSR Planning Process Commencement Date.

         "ACTUAL INITIAL CUSTOMER ACQUISITION CSRS" shall mean the number of Customer Acquisition CSRs on the CSR Planning Process Commencement Date.

         "ACTUAL MARKETING RESULTS" shall mean, with respect to a Marketing Plan, the following:

              actual targeted customer segments and quantities actual timing of media drops by market and media actual customer responses and actual timing for each drop actual responses coming to Contact Center and to Website actual busy hour volumes actual call minutes and actual post-call wrap up time per response actual conversion rates for responding customers



         "ADJUSTED ESTIMATED INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS" shall have the meaning set forth in Section 2.

         "AFFECTED SERVICE LEVELS" shall mean the following Service Levels:

          -    percentage of calls answered within 20 seconds
          -    escalated calls resolved within four hours
          -    emails responded to within four hours
          - and any other Service Levels impacted by the EMW Marketing Plan activities

         "CSR PLANNING PROCESS COMMENCEMENT DATE" shall mean, with respect to a Marketing Plan, the date 90 days prior to the Measurement Month for that Marketing Plan; the first such date shall be July 1, 2000.



IBM CONFIDENTIAL                      MAY 12, 2000                        PAGE 4
                                                  ----------------
                         REDACTED EXHIBIT 6-IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------


         "CUSTOMER ACQUISITION CSR PREDICTIVE MODEL" shall mean the model that estimates the number of Customer Acquisition CSRs required in the Measurement Month to deliver customer acquisition services at the applicable Service Levels using the Marketing Plan Inputs and other necessary inputs.

         "CUSTOMER CARE CSR PREDICTIVE MODEL" shall mean the model that estimates the number of Customer Care CSRs required in the Measurement Month to deliver customer care services at the applicable Service Levels using the Marketing Plan Inputs and other necessary inputs.

         "ESTIMATED INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS" shall have the meaning set forth in Section 1 "FINAL ESTIMATED INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS" shall have the meaning set forth in Section 4.

         "MARKETING PLAN" shall mean the EMW marketing plan and business requirements, which may be modified by EMW in its sole discretion, for the Measurement Month.

         "MARKETING PLAN INPUTS" shall mean, with respect to a Marketing Plan, EMW's forecasted:

              Customer acquisition goals and forecasts
              Targeted customer segments and quantities
              Timing of media drops by market and media
              Estimates of customers receiving media message
              Estimates of customer responses and timing for each drop Estimates of responses coming to Contact Center and to Website Estimates of busy hour volumes
              Estimates of call minutes and post-call wrap up time per response Estimated conversion rates for responding customers

         "MEASUREMENT MONTH" the month in which a Market Plan is implemented by EMW; the first such month shall be October 2000.

         "REDEPLOYED CUSTOMER ACQUISITION CSRS" shall have the meaning set forth in Section 7.

1. With respect to each Marketing Plan, on the CSR Planning Process Commencement Date, EMW shall provide IBM with the Marketing Plan Inputs and the Parties shall run the Customer Acquisition CSR Predictive Model and the Customer Care CSR Predictive Model. The Customer Acquisition CSR Predictive Model will output the estimated number of Customer Acquisition



IBM CONFIDENTIAL                      MAY 12, 2000                        PAGE 5
                                                  ----------------
                         REDACTED EXHIBIT 6-IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------

     CSRs required in the Measurement Month ("ESTIMATED INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS").


2. EMW must either accept, increase, or decrease the Estimated Incremental Customer Acquisition CSR Requirements (such accepted, increased or decreased number of Customer Acquisition CSRs being referred to as "ADJUSTED ESTIMATED INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS"). If EMW decreases the Adjusted Estimated Incremental CSR to zero, then EMW shall incur no adjustment charges under this Adjustment Section.

3. *** prior to the Measurement Month, EMW may increase or decrease the Adjusted Estimated Incremental Customer Acquisition CSR Requirements by up to *** of the then current number of Adjusted Estimated Incremental Customer Acquisition CSR Requirements.

4. *** prior to the Measurement Month, EMW may increase or decrease the Adjusted Estimated Incremental Customer Acquisition CSR Requirements by up to *** of the then current Adjusted Estimated Incremental Customer Acquisition CSR Requirements. Such adjusted number of Adjusted Estimated Incremental CSR Requirements shall be the "FINAL ESTIMATED INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS".

5. At the end of the Measurement Month, the Parties shall run the same Customer Acquisition CSR Predictive Model with the only changes being the substitution of the Actual Marketing Results for the corresponding Marketing Plan Inputs. This will produce the actual number of Customer Acquisition CSRs that would have been required to deliver the customer acquisition services in the Measurement Month ("ACTUAL INCREMENTAL CUSTOMER ACQUISITION CSR REQUIREMENTS").

6. If the Actual Incremental Customer Acquisition CSR Requirements are more than *** of the Final Estimated Incremental CSR Requirements, then EMW shall incur no additional charges under this Adjustment Clause.

7. If the Actual Incremental Customer Acquisition CSR Requirements are less than *** of the Final Estimated Incremental CSR Requirements, then (1) IBM shall use commercially reasonable efforts to redeploy for use in EMW's other Steady State Services (any such redeployed Customer Acquisition CSRs are referred to as "REDEPLOYED CUSTOMER ACQUISITION CSRS") the excess CSR capacity and (2) EMW shall pay IBM a one-time fee for the Measurement Month equal to:

                  *** x ((Final Estimated Incremental Customer Acquisition CSR Requirements - Redeployed Customer Acquisition CSRs as of the



IBM CONFIDENTIAL                      MAY 12, 2000                        PAGE 6
                                                  ----------------
                         REDACTED EXHIBIT 6-IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------

                  start of the Measurement Month) - Actual Incremental Customer Acquisition CSR Requirements) x ***.

8. If the Actual Incremental Customer Acquisition CSR Requirements are more than the sum of *** of the Final Estimated Incremental Customer Acquisition CSR Requirements plus *** of the Actual Customer Care CSRs during the Measurement Month, then for the Measurement Month, IBM shall be relieved of the Affected Service Levels affected by the excess Customer Acquisition CSR requirements.



EXAMPLE:

ASSUME:
          - On the CSR Planning Process Commencement Date, the Estimated Incremental Customer Acquisition CSR Requirements was *** Customer Acquisition CSRs
          - EMW approVES *** Customer Acquisition CSRs -as the Adjusted Estimated Incremental CSR RequiremeNTS
          - *** prior to the Measurement Month, EMW decreases the Adjusted Estimated Incremental Customer Acquisition CSR Requirements by *** to *** CSRs.
          - 30 days prior to the Measurement Month, EMW decreases the Adjusted Estimated Incremental CustomER Acquisition CSR Requirements by *** to *** CSRs.
          - Final Estimated Incremental Customer Acquisition CSR Requirements ARE *** CSRs.
          -    The Actual Incremental Customer Acquisition CSR Requirements:
               -    See below for Case 1 and Case 2

DETERMINES:

         Case 1

         Actual Incremental Customer Acquisition CSR Requirements = 10 CSRs Excess Customer Acquisition CSRs = *** of 16.2 CSRs less 10 CSRs =
         4.6 CSRs
         Redeployed Customer Acquisition CSRs = 0 CSRs
         CSR Minute Fee: ***


         Calculation of EMW payment for Measurement Month:

                *** x ***/min x 60 min/hour x 8 hours/day x 21 days/month x 0.70 utilization



IBM CONFIDENTIAL                      MAY 12, 2000                        PAGE 7
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                         REDACTED EXHIBIT 6-IBM AGREEMENT.DOC

EMW PROJECT PROCESS NO. 00X
--------------------------------------------------------------------------------

                =  $ 42,844.03

         Case 2

         Actual Incremental Customer Acquisition CSR Requirements= 140 CSRs Number of Actual Customer Care CSRs During The Measurement Month= 100 CSRs.

                  140 is greater than the sum of (*** of 16.2) plus (10% of 100); therefore:

                  - No EMW incremental payment for the Measurement Month under this Adjustment Section.
                  - IBM shall be relieved of the Affected Service Levels affected by the shortfall in CSR capacity.



SCHEDULE

     / / The Operational Planning Process team will meet on the last Thursday each month. Additional meetings may be scheduled as required due to changing business requirements.















IBM CONFIDENTIAL                      MAY 12, 2000                        PAGE 8
                                                  ----------------
                         REDACTED EXHIBIT 6-IBM AGREEMENT.DOC

                                    EXHIBIT 7

                                IBM KEY PERSONNEL


Project Executive - IBM Executive responsible for overall project delivery, business operations and customer satisfaction.

Deputy Project Executive - IBM senior manager, second in command to Project Executive for overall project delivery, business operations and customer satisfaction.

Delivery Project Executive, Contact Center - Manager in charge of Contact Center Operations. Each Contact Center will have an assigned Delivery PE for that Contact Center.

Delivery Project Executive, Business Operations - Manager is charge of daily business operations for business processes including revenue management.

Overall Technical Solutions Manager - Lead technical individual responsible for the on-going maintenance and development activities for the technical platforms and solutions, data structures and models, and communications.

Lead Business Intelligence Analyst - Lead analytical and technical contributor responsible for the development and maintenance of competitive and marketing intelligence derived from data utilization and analysis.

Lead Knowledge Management Analyst - Lead technical contributor responsible for the organization, management and utilization of knowledge and information as a tactical and competitive strategy to enhance the on-going business operation.



















IBM Confidential                      May 12, 2000                        Page 1
                                       Exhibit 7

                                    EXHIBIT 8

                            CHANGE CONTROL PROCEDURES



1. CHANGE MANAGEMENT PROCESS

Change to any part of the Statement of Work, Service Levels, Agreement and/or associated Exhibits, policies or procedures will be managed by the Change Control Board. Events that could require a change include but are not limited to business planning activities, budget changes, audit or regulatory requirements, benchmark study results, process improvement team recommendations or changes in the EMW business. In each case the following process will be followed to approve changes.

The initiator/sponsor of the change will document that request through a project change request (PCR) and present it to the Change Control Board for consideration. The change request document must include at a minimum a detailed description of the recommended change, the objective and benefits of the change, the cost to implement the change, any risks associated with making the change, the impact of the change to other processes, time schedules, agreements, exhibits, etc. The initiator/sponsor will also provide a high-level implementation project plan and communication plan for the change.

Within three days of receipt of the PCR with regard to the SI Services and within 15 days of a receipt of the PCR with regard to the Steady State Services, the Change Control Board will review the proposed change and approve it for investigation or rejection. IBM shall make any changes requested by EMW with regard to the SI Services subject to IBM being compensated at the hourly rate for services set forth for SI Services in Exhibit 4. If the Change Control Board denies any other change, the initiator/sponsor will be notified of the reason for such rejection and the change request will be closed. If the Change Control Board denies any change with regard to the Steady State Services that IBM is the exclusive provider pursuant to Section 3.04 of the Agreement, then EMW shall be entitled to implement such change itself or engage a third party to implement such change. If the Change Control Board approves the change, the initiator/sponsor will provide a detailed project plan for implementation approved by all relevant parties to the Change Control Board. The initiator/sponsor will assign a project manager to manage the implementation plan and provide monthly status to the Change Control Board until such time as the change has been implemented and the request can be closed. Change requests denied by the designated approving authorities could be escalated by the initiator/sponsor pursuant to the Dispute Resolution Process set forth in
Article 22 of the Agreement. Approved changes will be incorporated into the Agreement through amendments.

2. CHANGE CONTROL BOARD

A Change Control Board (the "CHANGE CONTROL BOARD") will review all change requests, and approve, disapprove, or escalate all requests as required. The Chairpersons for this team will be the EMW Contract Executive and IBM Contract Executive. The Chairpersons will assign operational team members to the Change Control Board as appropriate. The Change Control Board is expected to meet at least weekly. In the event of a dispute regarding procedural or scheduling issues, EMW shall make the final determination.



IBM Confidential                      May 12, 2000                        Page 1
                                       Exhibit 8